[LOGO]



                                The Pillar Funds
                           Your Investment Foundation






                                     ANNUAL
                                     REPORT


                               [GRAPHIC OMITTED]



                                To Shareholders

                                December 31, 1998

                               TABLE OF CONTENTS

          Letter to Shareholders................................ 1
          Manager's Discussion & Analysis....................... 3
          Statement of Net Assets...............................15
          Statement of Assets and Liabilities...................52
          Statement of Operations...............................53
          Statements of Changes in Net Assets...................56
          Financial Highlights..................................62
          Notes to Financial Statements.........................68
          Report of Independent
             Public Accountants.................................97
          Notice to Shareholders................................98


                          -------------------------------
                             NOT
                            FDIC        May Lose Value
                          INSURED       No Bank Guarantee
                          -------------------------------

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                                                                          [LOGO]
                                                               December 31, 1998

Letter to Shareholders

     Shrugging off the worries that had sent the stock market down in the third quarter and buoyed by three Federal Reserve interest rate cuts, equities came roaring back in the fourth quarter, allowing most major indices to post new highs for the year. However, the year's advance of 27% for the S&P 500 and 40% for the NASDAQ composite masked the very narrow nature of these gains. As examples, only twelve stocks accounted for 50% of the gain in the S&P 500 and the median (the 250th company ranked by price change) for that average was up less than 4%. The rebound in the fourth quarter did not extend to the fixed income markets. Yields on Treasury issues across the maturity spectrum actually increased marginally despite rather aggressive signs of central bank ease here and overseas.

     While the American public seems quite satisfied with job creation and income growth, there are disquieting signs of stress. One extraordinary statistic is the level of corporate layoffs in 1998. They are expected to exceed 650,000, the highest figure in our history. Fortunately, our economy seems to be absorbing these unemployed relatively rapidly. But how can so many jobs be lost when the stock market is hitting new highs and when we're enjoying our longest peacetime economic expansion? The answer to this question lies in the forces at work in the world that will continue to shape the business climate in 1999.

     The most potent of these forces is deflation, caused by insufficient dollar liquidity in global markets. Commodity prices have been declining for over three years and have accelerated their downward slope in the last year. The fallout from these price trends is affecting economic events around the world in various ways. Those countries that are highly dependent upon commodities for revenue have encountered severe dislocations including dramatically reduced incomes and greatly weakened currencies. Much of Asia and countries such as Russia are examples of these trends. In our own country, the impact of commodity deflation has a wide number of repercussions. Price pressures and over-capacity in the commodity industries make it extremely competitive for many U.S. companies, both those that export and those that compete with imports. These are largely the companies laying off workers. Because we are predominately a service economy, employment and earnings trends in the United States have been largely maintained. So the American consumer finds him or herself in the enviable position of having incomes rising when many of the things he or she buys are falling in price. But we should not delude ourselves that this state of affairs can be maintained to our benefit for long. If nothing is done to arrest these deflationary forces, the one third of the world now in recession will gradually increase until we are included as well.

     What should be done to stem the decline in prices? We need to accelerate the growth of dollar liquidity by increasing our money supply. Fortunately, our Federal Reserve has begun to recognize the dangers of our current path and has already taken several steps to promote greater liquidity. The most immediate home for this liquidity has been our own stock market but over time we should begin to see the effects spread more broadly around the world since our currency is the preferred money in many countries. Keep your eye on commodity prices and the price of gold to see how well the process is working. Deflation is also going to slow our growth in 1999. Exports and capital spending are being negatively impacted by currency changes and global over-capacity. These two sectors have been the most dynamic parts of our economy.

                                                           (continued next page)
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                                                                               1

--------------------------------------------------------------------------------

Slower growth and an inability to raise prices will continue to pressure corporate profits. And the need to forestall if possible any likelihood of global recession will make central banks everywhere reduce interest rates further next year. Keep your fingers crossed that these reliquification efforts have the desired effect.

     Forecasts for interest rates and corporate profits vary widely for this year. And indeed it is possible to build plausible cases for widely varying outcomes. The most important variable has to be the trend of consumer spending. Last year American optimism and income creation allowed for strong sales, supporting both domestic producers and much of the rest of the world. Much has been made in the media of the reported low savings rate in recent quarters, prompting many to expect a falloff by the consumer. However, there are a number of distortions in how this data is put together so this condition alone is not sufficient, in our view, to prompt slower sales growth. More importantly, the recent trend of wage increases has shown noticeably slower gains, the fallout from continued low inflation and stalled corporate profits, and is a better reason to look for less robust consumer spending in 1999.

     As noted above, arresting global deflation is going to take further aggressive action to create liquidity. As a result, interest rates in the United States can fall further and will be helped along by the likelihood that both inflation differentials and the spread over foreign rates can narrow some more in the current environment. By year-end 1999, we expect short government rates to have dropped to 3.50% from 4.50% currently, and long rates to reach 4.50% - 4.75% from 5.15% today.

     Our equity strategy has benefited greatly from the market's preoccupation with large capitalization companies with good growth prospects. An environment of greater uncertainty and rising skepticism about the direction of corporate profits has historically been the climate when growth stocks have shown their greatest outperformance and the current period is no exception. We expect the new year to be an extension of this trend as there are no signs that profit growth will be accelerating in the near future. Our secular themes of emphasis on leaders in technology, health care and financial services still promise the most secure demand patterns and constitute the backbone of our equity portfolios. The overall level of equity valuation is unsettling as is the current mania associated with the Internet. The higher level of volatility for stock prices over the last year may be an ongoing fact of life. We can't avoid this volatility but expect to position our clients' portfolios so that the economic outperformance of our individual selections will generate, we believe superior investment results.



Sincerely,

/s/ Signature Omitted                    /s/ Signature Omitted

Mark E. Nagle                            Hilton M. Jervey, CFA
President and CEO                        Senior Vice President
The Pillar Funds                         Chief Investment Officer
                                         Summit Bank

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2

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                                                                          [LOGO]
                                                               December 31, 1998

Manager's Discussion & Analysis

U.S. Treasury Securities Money Market Fund,
Prime Obligation Money Market Fund,
U.S. Treasury Securities Plus Money
    Market Fund,
Institutional Select Money Market Fund

     During the first half of 1998, we expected the Federal Reserve to leave interest rates steady. In light of this view, we extended maturities slightly. As the international picture changed, and it became clear that the Federal Reserve would have to lower short term interest rates, the maturities were extended on all of the Pillar Money Market Funds. This action proved to be successful as the Federal Reserve lowered the Federal Funds rate by 75 basis points within two months.

     The U.S. economy continues to experience growth coupled with low unemployment and no inflation. We expect the Federal Reserve to remain on hold during the first quarter of 1999. The Fed has adopted a neutral stance regarding interest rates. Maturities in the money market funds will reflect this transition.

Tax-Exempt Money Market Fund

     Investor demand for short term tax-exempt instruments remained strong throughout 1998. Interest rates on the short end of the tax-exempt yield curve did not experience dramatic movements, resulting in narrow trading ranges throughout the year. Anticipating a greater decline in short term rates, the portfolio maintained an average maturity of 72 days exceeding IBC Financial's average of 46 days. IBC Financial's universe returned 2.93% versus the Fund's Class I shares return of 2.98%.



--------------------------------------------------------------------------------

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Manager's Discussion & Analysis (continued)

Fixed Income Fund

     1998 proved to be a rather challenging year for fixed income investments as the bond market went through a number of distinct phases over the 12-month period. Early in the year, interest rates continued to decline as a result of the Asian financial crisis which erupted in the fall of 1997. This trend began to reverse itself in April and May, as it became evident that domestic GDP growth in the prior quarter had dramatically exceeded expectations. This raised fears of the Federal Reserve tightening monetary policy. The third quarter then brought a whole new set of circumstances into play. New concerns about Asia, the Russian default, questions about Brazil and the near collapse of a hedge fund resulted in a worldwide liquidity crisis. As a result, investors began to dump riskier assets in favor of the perceived safety of "risk free" U.S. Treasury instruments. This created an extreme disparity within the bond market as Treasury issues dramatically outperformed all other bond investments. Heading into the fourth quarter, the Fed recognized the need to reliquify the monetary system and initiated the first of three 1/4 percentage point interest rate reductions. This renewed investor confidence, reversed the downward spiral of the stock market and resulted in lesser quality bonds outperforming treasuries in the last few months of the year.

     Within this environment, the Pillar Fixed Income Class I shares were able to generate reasonably good results with a 7.8% total return for the year. In the process of achieving these results, the Fund maintained a very high level of credit quality, which is consistent with our primary objective of capital preservation. As of year-end, 73% of the investments were rated AAA. In addition to minimizing credit risk, the Fixed Income Fund strives to manage the level of interest rate risk to which it is subjected. This has been achieved by emphasizing investments with a stated or functional maturity of 2 to 10 years. The Fund finished the year with an average weighted maturity of 6.6 years. The manager also attempts to control risk by maintaining a diversified portfolio in terms of market sectors and bond structure. These characteristics allowed the Pillar Fixed Income Fund to maintain a fairly constant NAV and income level throughout the past year.

     Looking ahead, we anticipate that interest rates will be flat to slightly down from their year-end 1998 levels. This view reflects continued weakness in many of the world economies, weak commodity prices and favorable domestic fiscal policies. At present, we anticipate that the monetary policy in the United States will be neutral to positive for the bond market. In view of these expectations, it is anticipated that the quality, maturity and diversification characteristics mentioned above will remain in place.

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4

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                                                                          [LOGO]
                                                               December 31, 1998

            Comparison of Change in the Value of a $10,000 Investment
              in the Pillar Fixed Income Fund, Class I or Class A,
                versus the Lehman Intermediate Gov't./Corp. Index


                                    [Graph]


--------------------------------------------------
Initial Investment Date                     4/30/92    Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
---------------------------------------------------    ------     ------     ------     ------     ------     ------     ------
Pillar Fixed Income Fund, Class I           $10,000    $10,867    $12,069    $11,386    $13,408    $13,802    $14,876    $16,036

Pillar Fixed Income Fund, Class A           $ 9,575    $10,390    $11,509    $10,830    $12,710    $13,050    $14,017    $15,074

Lehman Intermediate Gov't./Corp. Index      $10,000    $10,721    $11,663    $11,438    $13,189    $13,724    $14,804    $16,051



                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    7.80%      6.15%      5.85%           7.25%
--------------------------------------------------------------------------------
CLASS A                    7.54%      5.85%      5.55%           6.96%
--------------------------------------------------------------------------------
CLASS A* (with load)       2.97%      4.32%      4.64%           6.28%
--------------------------------------------------------------------------------
CLASS B                    6.84%       N/A        N/A            7.90%
--------------------------------------------------------------------------------
CLASS B** (with load)      1.34%       N/A        N/A            4.95%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 4.25% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Fixed Income Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 16, 1997.

New Jersey Municipal Securities Fund

     Despite record new issuance, strong domestic growth and favorable inflation indicators, municipal issues traded in a surprisingly narrow range throughout 1998. New issue volume was $280 billion, of which $97 billion was the refunding of previously outstanding issues. Yields on bonds maturing in 10, 15 & 20 years were 4.40%, 4.80% and 5.00% in January and closed in December at 4.10%, 4.58% & 4.94%, reflective of the modest volatility for the year.

     While individuals were the number one investors in municipal securities, nonfinancial corporations ranked number two. As yields on Treasury issues continued to decline, tax exempt issues traded at historically high percentages of their Treasury counterparts, creating attractive opportunities, as evidenced by the participation of nontraditional buyers. However, these disparities did pose problems for market arbitrageurs who were unable to unwind their positions in a timely fashion.

     Underwriting trends shifted further away from Wall Street in favor of regional firms and private placement capital groups. Structure was an important factor given record volume and the primary market offered particular value during the second half of the year as issues were "priced to sell".

     New Jersey, considered one of the "super speciality" states, enjoyed strong demand from both in and out of state investors who accepted lower yields relative to general market issuers. However, such strong demand and less than market yields made it difficult to keep pace with general obligation funds despite our lengthening of the average weighted maturity.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager's Discussion & Analysis (continued)

     The Pillar New Jersey Municipal Securities Fund's Class I shares returned 4.79% for the year ending December 31 while the Lehman 5 Year General Obligation Index returned 5.84%.

     With so much refunding activity having taken place during the last two years and many states and municipalities enjoying surpluses, we believe supply/ demand factors will play a key role in the year ahead.


            Comparison of Change in the Value of a $10,000 Investment
         in the Pillar NJ Municipal Securities Fund, Class I or Class A,
                 versus the Lehman 7-Year Municipal Bond Index,
                      and the Lehman 5-Year G.O. Bond Index


                                    [Graph]


------------------------------------------------------
Initial Investment Date                         5/31/92    Dec 92    Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
-------------------------------------------------------    ------    ------     ------     ------     ------     ------     ------
Pillar NJ Municipal Securities Fund, Class I    $10,000    $10,505   $11,605    $11,127    $12,637    $13,069    $13,953    $14,621

Pillar NJ Municipal Securities Fund, Class A    $ 9,700    $10,176   $11,203    $10,716    $12,141    $12,515    $13,305    $13,895

Lehman 7-Year Municipal Bond Index              $10,000    $10,610   $11,716    $11,392    $13,006    $13,576    $14,620    $15,530

Lehman 5-Year G.O. Bond Index                   $10,000    $10,557   $11,460    $11,302    $12,615    $13,198    $14,053    $14,875




                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    4.79%      4.98%      4.73%           6.00%
--------------------------------------------------------------------------------
CLASS A                    4.44%      4.60%      4.40%           5.62%
--------------------------------------------------------------------------------
CLASS A* (with load)       1.28%      3.55%      3.76%           5.14%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 3.00% sales charge.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. New Jersey Municipal Securities Fund Class I and Class A shares commenced operations on May 4, 1992.

Intermediate-Term Government
Securities Fund

     There was a lot of uncertainty in the markets in 1998. The Asian situation, President Clinton's White House problems and the concerns over the growth of the economy made a lot of investors cautious during the year. In September, the Federal Reserve Open Market Committee reduced the federal fund rate by 25 basis points. This was followed by another 25 basis point cut in October along with a 25 basis point cut in the discount rate. Investors decided bonds were a safe place to be for awhile and began to diversify their investments and increase their bond holdings. Yields declined during the year with the 30 year Treasury declining from approximately 5.9% to 5.08%, the 10 year from 5.7% to 4.65%, the 5 year from 5.7% to 4.56% and the 1 year from 5.5% to 4.5%.

     The Intermediate-Term Government Securities Fund was invested to provide current income. The Fund's Class I shares had a total return of 6.6% for the year with an average maturity of 3.3 years. Callable U.S. Government Agency bonds were purchased to lock in the higher returns while also trying to provide call protection. U.S. Treasury bonds in the 5 year maturity range were also purchased as rates began to decline. At this time, with the uncertainty in the global markets, we expect rates to trade in their present range for awhile. Investments in the Fund will be made with the aim of continuing to provide for current income.

--------------------------------------------------------------------------------
6

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                                                                          [LOGO]
                                                               December 31, 1998


        Comparison of Change in the Value of a $10,000 Investment in the Pillar Intermediate-Term Government Securities Fund, Class I or Class A,
         versus the Lehman Intermediate Government/Corporate Bond Index


                                    [Graph]


----------------------------------------------
Initial Investment Date               4/30/92     Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
----------------------------------------------    ------     ------     ------     ------     ------     ------     ------
Pillar Intermediate-Term Government
  Securities Fund, Class I            $10,000    $10,540    $11,417    $10,863    $12,493    $12,900    $13,798    $14,708

Pillar Intermediate-Term Government
  Securities Fund, Class A            $ 9,600    $10,112    $10,915    $10,360    $11,884    $12,241    $13,049    $13,893

Lehman Intermediate Government/
  Corporate Bond Index                $10,000    $10,721    $11,663    $11,438    $13,189    $13,724    $14,804    $16,051




                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    6.60%      5.59%      5.20%           5.96%
--------------------------------------------------------------------------------
CLASS A                    6.47%      5.34%      4.94%           5.71%
--------------------------------------------------------------------------------
CLASS A* (with load)       2.18%      3.93%      4.09%           5.06%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 4.00% sales charge.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Intermediate-Term Government Securities Fund Class I and Class A shares commenced operations on April 2, 1992.

Pennsylvania Municipal Securities Fund

     The Federal Reserve cut short-term rates three times in the Fall, but the general level of interest rates rose during the fourth quarter and dampened our total return for the year. The Fund is situated to take advantage of the continuing cyclical decline in inflation and, over time, the reduction of interest rates from both an absolute level and a reduction in the inflation premium. Municipal bonds as a group in comparison to U.S. Treasuries are selling, on an after-tax basis, at the cheapest levels in a decade. We continue to forecast a subdued inflation picture for 1999 and would expect the Fund to outperform the Lehman 5-Year Municipal Bond Index.


        Comparison of Change in the Value of a $10,000 Investment in the
            Pillar PA Municipal Securities Fund, Class I or Class A,
                  versus the Lehman 5-Year Municipal Bond Index


                                    [Graph]


----------------------------------------------
Initial Investment Date                5/31       Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
----------------------------------------------    ------     ------     ------     ------     ------     ------
Pillar PA Municipal Securities Fund,
  Class I                             $10,000    $10,417    $10,149    $11,319    $11,759    $12,603    $13,213

Pillar PA Municipal Securities Fund,
  Class A                             $ 9,700    $10,101    $ 9,815    $10,910    $11,318    $12,068    $12,621

Lehman 5-Year Municipal Bond Index    $10,000    $10,501    $10,338    $11,541    $12,030    $12,798    $13,547


                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    4.84%      5.30%      4.87%           5.01%
--------------------------------------------------------------------------------
CLASS A                    4.58%      4.98%      4.55%           4.75%
--------------------------------------------------------------------------------
CLASS A* (with load)       1.46%      3.90%      3.93%           4.18%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 3.00% sales charge.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Municipal Securities Fund Class I and Class A shares commenced operations on May 3, 1993 and May 13, 1993, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager's Discussion & Analysis (continued)

Equity Growth Fund

     In 1998, the U.S. Stock market marked its fourth consecutive year of greater than 20% growth. The significant volatility experienced during the year was not reflected in the final performance figures. The Federal Reserve Bank's easing actions in the fall outweighed investors, concerns over shrinking corporate profits and troubled overseas economies. Large capitalization growth stocks produced the best gains within the market with technology stocks leading the way. For the third consecutive year Dell Computer, one of the Fund's holdings, appreciated better than 200% and became the first stock in history to claim the top return within the S&P 500 three years in a row.

     Macroeconomic factors aligned to create the best environment for growth stocks since 1991. Within this favorable climate, the Pillar Equity Growth Fund generated superior relative investment performance. Our sector emphasis in technology, healthcare and financial services proved to be the prime universe to explore for big winners in 1998. Leading gainers included America Online (+585%), Dell Computer (+248%), EMC Corporation (+209%), Nokia (+240%), Cisco (+150%), Gap (+138%), Worldcom (+137%), Microsoft (+115%), Home Depot (+108%),
American Power Conversion (+105%), and Lucent (+175%). We believe the Fund is fundamentally well positioned to prosper in the environment just ahead as overall corporate profit growth remains difficult and inflation and interest rates continue to be well behaved.

     Strategically, the Fund is structured within economic sectors we believe will deliver consistently superior growth rates. Measured over long time horizons, stock price appreciation has historically correlated with close approximation to companies earnings. Looking ahead, we continue to see opportunities for growth in many segments of technology, healthcare, financial services, specialty retail and certain global consumer companies.

     In late November, the Fund entered into a swap agreement for the purpose of locking in a level of outperformance of the Fund vs. the S&P 500 for the remainder of 1998. The transaction was a tactical maneuver to protect the gains achieved in the first eleven months of the year from eroding in what was a very volatile and uncertain market. After securing the expected outperformance for the remainder of the year (Pillar Equity Growth Fund +31.8% vs. S&P 500 +28.6% in 1998), the Fund's equity positions continued to further outperform the S&P 500, resulting in two negative cash flow payments to reconcile the performance differential and settle the transaction.





            Comparison of Change in the Value of a $10,000 Investment
              in the Pillar Equity Growth Fund, Class I or Class A,
                versus the S&P 500 Composite Index







                                    [Graph]






---------------------------------------------------
Initial Investment Date                     1/31/97    Dec 97     Dec 98
---------------------------------------------------    ------     ------
Pillar Equity Growth Fund, Class I          $10,000    $11,290    $14,882

Pillar Equity Growth Fund, Class A          $ 9,450    $10,664    $13,937

S&P 500 Composite Index                     $10,000    $12,550    $16,139













                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year          Since Inception
--------------------------------------------------------------------------------
CLASS I                   31.81%               23.06%
--------------------------------------------------------------------------------
CLASS A                   30.69%               22.50%
--------------------------------------------------------------------------------
CLASS A* (with load)      23.48%               18.94%
--------------------------------------------------------------------------------
CLASS B                   30.47%               23.69%
--------------------------------------------------------------------------------
CLASS B** (with load)     24.97%               20.96%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 5.50% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Growth Fund Class I and Class A shares commenced operations on February 3, 1997 and Class B shares commenced operations on May 21, 1997.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Equity Value Fund

     Shareholders in the Pillar Equity Value Fund enjoyed an exceptionally good year in 1998 despite tremendous volatility in the overall market. The Fund's Class I shares returned a total of 27.6% vs. the Lipper Growth and Income Index average of 13.6% and an S&P 500 Index return of just over 28%. While nominal and relative returns were outstanding during the year, the risk profile of the Fund remained lower than that of the overall market as measured by the S&P 500. During the market decline from August through early October, the Fund fell 15% less than the broader market index and yet recovered further than the index during the 4th Quarter. This is exactly the kind of behavior that is targeted for the Equity Value Fund and clearly its performance during this difficult period exceeded expectations. One of the primary factors which contributed to performance during the year (and previous years as well) was a continued dedication to economic sector diversification. The market swings of 1998 were also accompanied by fairly sizable movements in individual sectors such as finance and technology. Crises overseas in Asia, Russia, and Latin America all had an adverse impact on the financial services sector, while changes in domestic and global supply/demand factors had both negative and positive impacts on the technology sector. But perhaps the most significant factor contributing to the Equity Value Fund's performance in 1998 was the Fund's exposure to primarily large capitalization issues. Clearly, smaller and mid-cap names continued to be out of favor during the year despite the compelling valuation characteristics evident in those sectors.

     As liquidity infusions by the U.S. Federal Reserve together with those of other foreign central banks begin to impact the real economies in the major industrial countries, we should expect to see some recovery in those markets abroad which made for much of the financial market's instability in 1998. With short-term interest rates remaining at low levels, we would anticipate a somewhat more stable backdrop for the U.S. financial markets in 1999. Flat corporate profits from many sectors and domestic political wrangling notwithstanding, the equity market could begin to discount a better environment as we approach the new millennium. This could be offset by a slightly higher inflation rate as the benefits from falling oil and commodity prices will probably not be repeated given a global recovery in overall demand. This could keep equity market returns more towards the historical mean of 10% or so which should not disappoint the long-term investor.






            Comparison of Change in the Value of a $10,000 Investment
              in the Pillar Equity Value Fund, Class I or Class A,
                       versus the S&P 500 Composite Index







                                    [Graph]






--------------------------------------------------
Initial Investment Date                     4/30/92    Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
---------------------------------------------------    ------     ------     ------     ------     ------     ------     ------
Pillar Equity Value Fund, Class I           $10,000    $10,668    $11,321    $10,686    $14,608    $17,777    $22,347    $28,510

Pillar Equity Value Fund, Class A           $ 9,450    $10,071    $10,660    $10,039    $13,689    $16,584    $20,814    $26,472

S&P 500 Composite Index                     $10,000    $11,726    $11,802    $11,957    $16,446    $20,218    $26,961    $34,672













                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                   27.58%     24.97%     20.29%          16.98%
--------------------------------------------------------------------------------
CLASS A                   27.18%     24.58%     19.95%          16.69%
--------------------------------------------------------------------------------
CLASS A* (with load)      20.19%     22.25%     18.59%          15.70%
--------------------------------------------------------------------------------
CLASS B                   26.33%       N/A       N/A            23.79%
--------------------------------------------------------------------------------
CLASS B** (with load)     20.83%       N/A       N/A            21.11%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 5.50% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Value Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 12, 1997.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager's Discussion & Analysis (continued)

Equity Income Fund

     The U.S. stock market once again provided extraordinary returns in 1998. The S&P 500 Index returned 28% making the period 1995-1998 the best four consecutive years since the end of World War II. However, the year was characterized by a vast difference in performance between so-called "growth" and "value" stocks. The latter underperformed as investors were concerned about a slowing in corporate profits affecting cyclical stocks more heavily. While the Fund's Class I shares return of 11.4% was well below the market averages, it was somewhat better than many of its competitors.

     As 1999 begins, investors continue to favor "growth" stocks. This is normal for the late stages of an economic cycle which is now the second longest on record. The economy appears to be carrying over some momentum with inflation still well contained. It appears unlikely that the Federal Reserve will be forced to act. We expect to continue our strategy of searching for investments which provide growth of capital consistent with an emphasis on current income.



            Comparison of Change in the Value of a $10,000 Investment
              in the Pillar Equity Income Fund, Class I or Class A,
                       versus the S&P 500 Composite Index




                                    [Graph]




----------------------------------------------
Initial Investment Date                 4/30/92    Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
-----------------------------------------------    ------     ------     ------     ------     ------     ------     ------
Pillar Equity Income Fund, Class I      $10,000    $10,662    $11,757    $11,238    $15,233    $18,434    $23,049    $25,682

Pillar Equity Income Fund, Class A      $ 9,450    $10,056    $11,055    $10,551    $14,266    $17,219    $21,469    $23,856

S&P 500 Composite Index                 $10,000    $10,726    $11,802    $11,957    $16,446    $20,218    $26,961    $34,672





                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                   11.42%     19.02%     16.92%          15.45%
--------------------------------------------------------------------------------
CLASS A                   11.12%     18.70%     16.63%          15.16%
--------------------------------------------------------------------------------
CLASS A* (with load)       5.01%     16.48%     15.32%          14.20%
--------------------------------------------------------------------------------
CLASS B                   10.29%       N/A       N/A            15.45%
--------------------------------------------------------------------------------
CLASS B** (with load)      4.79%       N/A       N/A            12.74%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 5.50% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Equity Income Fund Class I and Class A shares commenced operations on April 1, 1992 and Class B shares commenced operations on May 8, 1997.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Mid Cap Fund

     Last year was a roller coaster for investors in the Fund. The first and fourth quarters produced double digit positive returns and the second and third quarters produced negative results. In the end the Portfolio earned a 7.8% positive return. Although we were not pleased with the return overall, it did fall between the Russell 2000 Index ( -2.2%) and the S&P Mid-Cap Index of 19.1%. For the second year, "the larger the capitalization the better the return" rule held sway in the market place. In 1998 the markets stratified to a higher degree. We are continuing to invest in companies with a higher growth rate than the general market and continue to feel that patience will be rewarded. Our challenge for the coming year will be to provide superior investment performance in our category.



        Comparison of Change in the Value of a $10,000 Investment in the
                          Pillar Mid-Cap Fund, Class I,
                        versus the S&P 400 Mid-Cap Index





                                    [Graph]




----------------------------------------------
Initial Investment Date               4/30/92     Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
----------------------------------------------    ------     ------     ------     ------     ------     ------     ------
Pillar Mid-Cap Fund, Class I          $10,000    $11,037    $12,496    $11,329    $13,537    $15,372    $18,522    $19,961

S&P 400 Mid-Cap Index                 $10,000    $11,385    $12,968    $12,502    $16,368    $19,514    $25,803    $30,736




                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    7.77%     13.82%      9.82%          10.83%
--------------------------------------------------------------------------------
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Mid-Cap Fund Class I shares commenced operations on April 1, 1992.

Balanced Fund

     The U.S. financial markets finished a very volatile year on a positive note with both stocks and bonds generating strong returns. Once again, the Balanced Fund's Class I shares fully participated and produced a total return of 18.65% versus the Lipper Balanced Fund Index average of 13.55%.

     Our outlook for 1999 is for a more difficult operating environment for corporate profits, somewhat offset by lower bond yields and strong cash flows into equity mutual funds. We believe that, in this environment, companies that can produce revenue and profit growth will continue to be rewarded.

     Our asset allocation in the Fund remains overweighted in stocks, at approximately 68%, with the remainder in bonds and cash.

     Our equity position is overweighted in financial, technology and capital goods. Our bond position emphasizes high quality, non-callable obligations that will benefit in the lower interest rate environment that we expect for 1999.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager's Discussion & Analysis (continued)


            Comparison of Change in the Value of a $10,000 Investment
       in the Pillar Balanced Fund, Class I or Class A, versus the S&P 500
           Composite Index, and the Lehman Intmdt. Gov't./Corp. Index


                                    [Graph]


----------------------------------------------
Initial Investment Date                 4/30/92   Dec 92     Dec 93     Dec 94     Dec 95     Dec 96     Dec 97     Dec 98
-----------------------------------------------   ------     ------     ------     ------     ------     ------     ------
Pillar Balance Fund, Class I            $10,000   $10,533    $11,364    $10,840    $13,849    $15,756    $18,857    $22,373

Pillar Balanced Fund, Class A           $ 9,450   $ 9,935    $10,692    $10,172    $12,972    $14,709    $17,571    $20,792

S&P 500 Composite Index                 $10,000   $10,726    $11,802    $11,957    $16,446    $20,218    $26,961    $34,672

Lehman Intmdt. Gov't./Corp. Index       $10,000   $10,721    $11,663    $11,438    $13,189    $13,724    $14,804    $16,051


                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     5 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                   18.65%     17.34%     14.51%          12.84%
--------------------------------------------------------------------------------
CLASS A                   18.33%     17.03%     14.23%          12.54%
--------------------------------------------------------------------------------
CLASS A* (with load)      11.82%     14.85%     12.94%          11.61%
--------------------------------------------------------------------------------
CLASS B                   17.40%       N/A       N/A            18.48%
--------------------------------------------------------------------------------
CLASS B** (with load)     11.90%       N/A       N/A            15.75%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 5.50% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Balanced Growth Fund Class I and Class A shares commenced operatoins on April 1, 1992 and Class B shares commenced operations on May 8, 1997.

International Equity Fund

     The Pillar International Equity Fund's Class I Shares returned 8.98% for the year ended December 31, 1998. For the same period, the Morgan Stanley Capital International-Europe, Australia, Far East (MSCI EAFE) Index returned 20%. During the year the International Equity Fund was managed by two investment sub-advisers: Wellington Management Company LLP served as the investment sub-adviser for the period January 1, 1998 through August 31, 1998, and Vontobel USA Inc. began serving as the sub-adviser on September 1, 1998. The following is a discussion of performance relating to each period.

Wellington Management Company LLP

     Against a backdrop that saw a wide divergence of performance across markets around the globe, the Pillar International Equity Fund provided a return to shareholders for the eight months ended August 31, 1998 of -1.64% (net of mutual fund expenses). The Fund underperformed its benchmark, the Morgan Stanley Capital International - Europe, Australia, Far East - Index (MSCI EAFE), which returned 2.59% for the same eight month period. For additional perspective, the Lipper International Funds Average was 0.54% for the same period.

     In general, developed Europe again showed strong performance, rallying 12.98% in U.S. dollar terms, and the Fund continued to benefit as a result of its large positions in these markets (Europe represented roughly 75% of the Fund's equities at August 31, 1998). While Europe was strong, in the April through August period every single Asian market took a turn for the worse after having seen a short but unsustainable bounce in the beginning of the year. All the developed Asian markets were down for the year-to-date period, with Japan declining -14.75% and the developed Pac-Basin ex-Japan region falling a stunning


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


-30.47%. The emerging markets were also hard hit, falling -40.50% overall, with Latin America (-45.03%) better off than Asia Pacific countries such as Thailand (-39.9%) and the Philippines (-36.8%).

     The Fund continued to benefit from its exposure to Europe where the majority of companies continued to surprise on the upside and most countries saw accelerating economic growth in a non-inflationary environment. Within Europe, the Fund has been weighted towards the larger "core" markets, such as France and Germany, which saw gains of 24.34% and 17.05%, respectively. We continue to like these markets as they are still relatively early in the economic cycle and there should be room to grow. The U.K. equity market is the exception to the rule, and the one economy in Europe that is already late in the economic cycle. The U.K. provided a 5.17% return for the eight months ended August 31.

     The Japanese equity market fell -14.75% during the period covered in U.S. dollar terms, while the currency slid, at one point hitting Y146. Signs of an acceleration in the rate of deterioration of the domestic economy were in evidence, and the Japanese government is failing for the seventh year in a row to get the economy on a sustainable growth path. The numbers coming out of Japan during the summer months clearly were worse than we had thought, confirming our significantly reduced position compared to the beginning of the year, when the outlook was brighter. We remain concerned about the health of the Japanese economy and the slow pace of adjustment in the corporate sector. The Fund had invested roughly 15.9% of equities in Japan at August 31, less than Japan's 20.4% weight in the EAFE Index.

     The Fund's largest country weightings are in Japan, the U.K., France and Germany. Relative to its benchmark, the Fund's underweighting in Japan contributed to positive relative performance while its underweightings in Italy and Switzerland held performance back slightly. Positions in Mexico and Brazil, which are not in the EAFE Index, also negatively impacted the Fund's relative performance. Stock selection during the period also negatively impacted relative performance.

Vontobel USA Inc.

     On September 1, 1998, Vontobel USA Inc. began serving as sub-adviser to the Fund. During the month of September 1998, Vontobel realigned the portfolio to reflect their international equity investment style. For the four months ended December 31, 1998, the International Equity Fund's Class I Shares returned 10.80% versus the MSCI EAFE Index return of 16.94% for the same period.

     For the quarter ended December 31, 1998, the International Equity Fund's Class I Shares returned 17.08% versus the MSCI EAFE Index return of 20.66% for the same period.

     Vontobel's international equity investment discipline emphasizes bottom-up security selection which focuses on companies with strong balance sheets, high returns on employed capital and consistent profit growth. Companies we own have the following characteristics: strong, stable management, a dominant franchise, growing market share and unit volume sales, high reinvestment of cash flow, a predictable earnings stream and low to no cyclicality. We augment our bottom-up research with country analysis which seeks to normalize the distribution of country weights relative to the benchmark and selective currency hedging. Our goal is to own the best companies without making country or sector bets.

     To that end we have realigned the portfolio to reflect our international equity investment style. The names you now see in your portfolio such as (AXA, Scor, Swiss Re, Roche, Compass, HSBC and Barco) have sustained rising ROE's and double-digit earnings growth over the last ten years. Additionally, they have strong balance sheets, high interest rate coverage, and substantial free cash flow.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manager's Discussion & Analysis (continued)


     The Fund underperformed the EAFE in the fourth quarter because of an underweighting in the outperforming Italian and Spanish equity markets and our underexposure to the Japanese financial sector. Takeover speculation in the Italian and Spanish markets was tremendous and, in our view, overdone. More importantly, the absolute valuations of most companies were not compelling.

     In Japan, we continue to avoid the banking sector, which hurt our performance relative to the benchmark. While benchmark risk inflicts occasional short-term pain, we believe the greater risk is owning firms that destroy shareholder value instead of creating it. We do not believe the Japanese Government's methodology in dealing with its bad debt problem (i.e., merging banks and creating bridge banks) will be constructive and that is why we still do not want to own Japanese banks. The economy continues to be weak--last year's company failures and bankruptcies in the manufacturing sector exceeded the record set in 1984. The longer it takes for a full-scale resolution of the bad debt problem, the greater the risk that currently strong borrowers end up as victims. Japan has only five Moody's triple A-rated firms left. Our stock selection process does not lead us to invest in firms with weak balance sheets. We also pay a lot of attention to debt levels, preferring to own firms that have high interest coverage ratios, like Credit Saison, Nintendo, Takeda Chemical and Fuji Photo.

     Global stock markets continued to be quite volatile throughout the fourth quarter, as can be witnessed by the market recovery after the complete carnage in the third quarter. That is why we remain steadfast in our investment discipline rather than speculating on short-term events. Price fluctuations are a normal part of market cyclicalities and should be treated separately from the specifics of individual companies.

     Looking forward, 1999 is again likely to be a year where Europe, because of low interest rates, low inflation and steady profit rates will continue to dominate the Fund's portfolio. We also look to Japanese companies that have a global franchise to maintain profitability and shareholder value.


            Comparison of Change in the Value of a $10,000 Investment
          in the Pillar International Equity Fund, Class I or Class A,
                    versus the Morgan Stanley MSCI EAFE Index


                                    [Graph]

-----------------------------------------------------
Initial Investment Date                        5/31/95    Dec 95     Dec 96     Dec 97     Dec 98
------------------------------------------------------    ------     ------     ------     ------
Pillar International Equity Fund, Class I      $10,000    $10,747    $11,948    $11,978    $13,053

Pillar International Equity Fund, Class A      $ 9,450    $10,141    $11,244    $11,244    $12,221

Morgan Stanley MSCI EAFE Index                 $10,000    $10,648    $11,293    $11,495    $13,793

                           INVESTMENT GROWTH ANALYSIS

--------------------------------------------------------------------------------
                         Average Annual Total Return(1)
--------------------------------------------------------------------------------
                          1 Year     3 Year     Since Inception
--------------------------------------------------------------------------------
CLASS I                    8.98%      6.70%          7.63%
--------------------------------------------------------------------------------
CLASS A                    8.69%      6.24%          7.35%
--------------------------------------------------------------------------------
CLASS A* (with load)       2.73%      4.45%          5.72%
--------------------------------------------------------------------------------
CLASS B                    7.84%       N/A           3.16%
--------------------------------------------------------------------------------
CLASS B** (with load)      2.34%       N/A           0.26%
--------------------------------------------------------------------------------
  * Return figures reflect the impact of the maximum 5.50% sales charge.
 ** Return figures reflect the impact of paying the maximum contingent deferred sales charge (CDSC) of 5.50%.
(1) For the period ended December 31, 1998. Past performance of the period is not predictive of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. International Growth Fund Class I, Class A and Class B shares commenced operations on
    May 1, 1995, May 4, 1995 and May 7, 1997, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Statement of Net Assets

U.S. Treasury Securities Money Market Fund

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations--52.1%
   U.S. Treasury Bills (A)
     4.713%, 01/21/99                   $ 86,000        $ 85,783
     4.407%, 02/04/99                     19,000          18,921
     4.528%, 02/18/99                     15,000          14,910
     4.478%, 02/25/99                     10,000           9,932
     4.517%, 03/04/99                     34,000          33,742
   U.S. Treasury Notes
     5.000%, 01/31/99                     60,000          59,986
     5.000%, 02/15/99                     87,000          86,986
     5.500%, 02/28/99                     24,000          24,045
     6.250%, 03/31/99                     20,000          20,097
     6.375%, 04/30/99                     20,000          20,118
     6.375%, 05/15/99                     24,000          24,156
     6.250%, 05/31/99                     35,000          35,226
   U.S. Treasury (STRIPS)
     4.650%, 05/15/99                     20,000          19,666
                                                        --------
Total U.S. Treasury Obligations
   (Cost $453,568)                                       453,568
                                                        --------

Repurchase Agreements--47.8%
   Barclays
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $141,685,462 (collateralized by
     U.S. Treasury Note and Bond, total
     market value $144,445,051) (B)      141,612         141,612
   J.P. Morgan
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $48,496,761 (collateralized by
     U.S. Treasury Note, total
     market value $49,442,060) (B)        48,472          48,472
   Lehman Brothers
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $15,013,933 (collateralized by
     U.S. Treasury Note, total
     market value $15,306,901) (B)        15,006          15,006
   Merrill Lynch
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $16,028,593 (collateralized by
     U.S. Treasury Note and Bond, total
     market value $16,347,480) (B)        16,020          16,020
   Morgan
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $31,263,389 (collateralized by
     U.S. Treasury Note, total
     market value $32,026,921) (B)        31,247          31,247

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Prudential
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $35,849,070 (collateralized by
     U.S. Treasury Note, total
     market value $36,547,638) (B)      $ 35,831        $ 35,831
   Warburg
     4.68%, dated 12/31/98, matures
     01/04/99, repurchase price
     $128,578,481 (collateralized by
     U.S. Treasury Note, total
     market value $131,171,996) (B)      128,512         128,512
                                                        --------
Total Repurchase Agreements
   (Cost $416,700)                                       416,700
                                                        --------
Total Investments--99.9%
   (Cost $870,268)                                       870,268
                                                        --------
Other Assets and Liabilities, Net--0.1%                    1,049
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 802,608,240 outstanding shares
     of beneficial interest                              802,608
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 68,406,607 outstanding shares
     of beneficial interest                               68,407
   Undistributed net investment income                       286
   Accumulated net realized gain on investments               16
                                                        --------
Total Net Assets--100.0%                                $871,317
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class I                            $   1.00
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class A                            $   1.00
                                                        ========

(A) The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
(B) Tri-party repurchase agreement.
STRIPS -- Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Prime Obligation Money Market Fund

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Commercial Paper--90.6%
Banking--15.7%
   Abbey National Bank
     5.170%, 01/12/99                   $ 17,000        $ 16,973
   Banc One Funding
     5.350%, 01/15/99                      5,100           5,089
     5.300%, 01/29/99                     10,000           9,959
     5.150%, 03/12/99                      5,000           4,950
     5.100%, 03/12/99                      5,000           4,950
   BankAmerica
     4.950%, 05/13/99                      9,000           8,837
   Banker's Trust
     5.460%, 01/04/99                      5,000           4,998
   Chase Manhattan
     5.220%, 02/08/99                     15,000          14,917
   Deutsche Bank
     5.100%, 01/08/99                     10,000           9,990
     5.190%, 02/10/99                      5,000           4,971
   Norwest Financial
     5.220%, 01/05/99                      5,000           4,997
     4.850%, 02/17/99                      5,000           4,968
   Toronto Dominion
     5.270%, 02/12/99                      5,000           4,969
     5.410%, 02/22/99                     10,000           9,922
                                                        --------
                                                         110,490
                                                        --------
Financial Services--47.9%
   American Express
     5.140%, 01/04/99                      5,000           4,998
     5.800%, 01/07/99                      5,000           4,995
     5.300%, 01/13/99                      5,000           4,991
     4.850%, 02/12/99                      5,000           4,972
     5.050%, 03/08/99                      5,000           4,954
     4.750%, 03/19/99                      5,000           4,949
   ANZ Delaware
     5.050%, 03/08/99                     17,000          16,843
   Centric Funding
     5.030%, 03/22/99                      9,250           9,147
     5.000%, 04/23/99                      6,000           5,907
   Citigroup
     5.140%, 01/07/99                     15,000          14,987
   Ford Motor Credit
     5.290%, 01/20/99                      5,000           4,986
     5.450%, 02/16/99                      5,000           4,965
     5.110%, 03/01/99                      5,000           4,958
     4.800%, 05/18/99                     10,000           9,817
   General Electric Capital
     5.470%, 01/15/99                      5,000           4,989
     4.870%, 02/18/99                      5,000           4,967
     5.110%, 03/01/99                      5,000           4,958
     4.780%, 03/18/99                      5,000           4,950
     5.030%, 04/16/99                      5,000           4,927

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   GMAC
     5.330%, 01/15/99                   $  2,300        $  2,295
     5.160%, 01/27/99                      5,000           4,981
     5.030%, 01/29/99                      5,000           4,980
     5.210%, 02/10/99                      5,000           4,971
     5.040%, 02/11/99                      7,000           6,960
     5.060%, 03/19/99                      3,000           2,968
     5.140%, 05/17/99                      2,700           2,648
   Goldman Sachs
     5.180%, 02/24/99                      3,000           2,977
     5.450%, 02/26/99                     10,000           9,915
     5.100%, 03/19/99                      5,000           4,945
     5.110%, 04/14/99                      7,000           6,898
     4.890%, 04/23/99                      5,000           4,924
   International Lease
     5.470%, 01/07/99                      9,500           9,491
     5.370%, 01/08/99                      5,000           4,995
     5.370%, 01/08/99                     10,000           9,990
   J.P. Morgan
     5.050%, 02/19/99                      5,000           4,966
     5.110%, 02/19/99                      4,500           4,469
     4.920%, 04/21/99                      3,000           2,955
   Merrill Lynch
     5.500%, 01/19/99                      5,000           4,986
     5.300%, 01/20/99                      5,000           4,986
     5.450%, 02/22/99                      5,000           4,961
     5.250%, 03/12/99                      5,000           4,949
     4.740%, 04/23/99                      5,000           4,926
     4.920%, 04/30/99                      5,000           4,919
   Paccar
     5.250%, 01/21/99                      4,400           4,387
     5.080%, 02/24/99                      5,000           4,962
     5.040%, 03/04/99                      1,350           1,338
     5.070%, 03/25/99                     10,000           9,883
   Societe Generale
     5.220%, 02/17/99                     15,000          14,898
     5.000%, 05/03/99                      1,500           1,475
   Transamerica
     5.460%, 01/14/99                      5,000           4,990
     5.460%, 01/14/99                      5,000           4,990
     5.350%, 01/21/99                      5,000           4,985
     5.100%, 01/28/99                      5,000           4,981
   USAA Capital
     5.200%, 01/11/99                      1,550           1,548
     5.270%, 01/19/99                      5,000           4,987
     5.250%, 01/20/99                      6,800           6,781
     5.250%, 01/20/99                      6,500           6,482
     5.150%, 01/21/99                      3,000           2,991
     5.100%, 01/21/99                      5,000           4,986
                                                        --------
                                                         336,979
                                                        --------


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Industrial--12.3%
   Archer-Daniels-Midland
     5.350%, 01/15/99                   $ 15,000        $ 14,969
     4.950%, 02/12/99                     10,000           9,942
   Ciesco
     5.050%, 01/22/99                     10,000           9,971
   Colonial Pipeline
     5.300%, 01/28/99                      3,000           2,988
     5.130%, 02/23/99                      7,000           6,947
     5.430%, 02/24/99                     10,000           9,919
     5.430%, 02/24/99                      5,000           4,959
     5.020%, 03/22/99                      3,000           2,967
   John Deere
     5.100%, 02/22/99                     15,000          14,889
   McGraw Hill
     5.100%, 02/23/99                      9,000           8,932
                                                        --------
                                                          86,483
                                                        --------
Utilities--14.7%
   Congo
     5.120%, 02/02/99                     15,000          14,932
   Consolidated Gas
     5.150%, 02/08/99                     10,000           9,946
   General Electric
     5.200%, 02/19/99                      5,000           4,965
   GTE Funding
     5.120%, 02/02/99                     10,000           9,954
     5.190%, 02/18/99                     10,000           9,931
   National Rural Utilities
     Cooperative
     5.200%, 01/26/99                      5,000           4,982
     5.200%, 01/26/99                      8,000           7,971
     5.100%, 02/11/99                     10,000           9,942
     5.050%, 02/12/99                      5,000           4,971
     5.000%, 03/17/99                      2,000           1,979
   Southern California Edison
     5.300%, 01/08/99                      8,000           7,992
     5.030%, 01/15/99                      1,360           1,357
     5.100%, 03/02/99                     15,000          14,872
                                                        --------
                                                         103,794
                                                        --------
Total Commercial Paper
   (Cost $637,746)                                       637,746
                                                        --------

U.S. Government Agency Obligations--4.4%
   Federal Farm Credit Bank
     5.320%, 01/04/99                      5,000           5,000
     5.500%, 02/01/99                      5,000           5,000
     4.900%, 03/01/99                      6,000           6,000
     5.480%, 03/01/99                      5,000           5,000
     4.640%, 05/03/99                      5,000           5,000

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Federal Home Loan Bank
     5.125%, 10/13/99                   $  5,000        $  5,000
                                                        --------
Total U.S. Government Agency Obligations
   (Cost $31,000)                                         31,000
                                                        --------

Certificate of Deposit--1.4%
   BankAmerica
     5.310%, 03/22/99                     10,000          10,000
                                                        --------
Total Certificate of Deposit
   (Cost $10,000)                                         10,000
                                                        --------

Corporate Obligation--0.2%
   Ford Motor Credit (MTN)
     5.625%, 01/15/99                      1,500           1,500
                                                        --------
Total Corporate Obligation
   (Cost $1,500)                                           1,500
                                                        --------

Repurchase Agreements--3.8%
   Barclays
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $4,873,794 (collateralized by
     U.S. Treasury Bill, total
     market value $4,969,449) (A)          4,871           4,871
   J.P. Morgan
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,215,784 (collateralized by
     U.S. Treasury Bond, total
     market value $1,240,587) (A)          1,215           1,215
   Lehman Brothers
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $6,113,513 (collateralized by
     STRIPS, total market value
     $6,235,009) (A)                       6,110           6,110
   Morgan Stanley
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $3,470,649 (collateralized by
     U.S. Treasury Note, total
     market value $3,560,244) (A)          3,469           3,469
   Prudential
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $4,744,095 (collateralized by
     U.S. Treasury Bill, total
     market value $4,836,648) (A)          4,742           4,742


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Prime Obligation Money Market Fund (continued)

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Warburg
     4.61%, dated 12/31/98, matures
     01/04/99, repurchase price
     $6,022,935 (collateralized by
     U.S. Treasury Bond, total
     market value $6,150,340) (A)       $  6,020        $  6,020
                                                        --------
Total Repurchase Agreements
   (Cost $26,427)                                         26,427
                                                        --------
Total Investments--100.4%
   (Cost $706,673)                                       706,673
                                                        --------
Other Assets and Liabilities, Net--(0.4%)                 (2,539)
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 599,862,267 outstanding shares
     of beneficial interest                              599,862
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 4,164,943 outstanding shares
     of beneficial interest                                4,165
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 146,311 outstanding shares
     of beneficial interest                                  146
   Portfolio Shares of Class S (unlimited
     authorization -- no par value) based
     on 99,978,648 outstanding shares
     of beneficial interest                               99,979
   Undistributed net investment income                        13
   Accumulated net realized loss
     on investments                                          (31)
                                                        --------
Total Net Assets--100.0%                                $704,134
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $   1.00
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $   1.00
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $   1.00
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class S                           $   1.00
                                                        ========

(1) Class B has a contingent deferred sales charge.
(A) Tri-party repurchase agreement.
MTN -- Medium Term Note
STRIPS -- Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.

Tax-Exempt Money Market Fund

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Municipal Bonds--97.5%
Alabama--0.8%
   State, Water Pollution Control
     Authority (RB) (AMBAC)
     6.150%, 08/15/99                   $  1,315        $  1,340
                                                        --------
Alaska--0.9%
   Kenai Penninsula (GO) (AMBAC)
     8.300%, 01/01/99                      1,500           1,500
                                                        --------
Arizona--0.9%
   Avondale, Industrial Development
     (RB) (A) (B) (C)
     4.100%, 01/06/99                      1,416           1,416
                                                        --------
California--0.3%
   Los Angeles, California Water &
     Power Electric Plant (RB)
     6.750%, 05/15/99                        500             507
                                                        --------
Connecticut--3.1%
   Health & Education,
     Yale University (TECP)
     3.100%, 01/12/99                      2,000           2,000
   New Haven (BAN)
     3.850%, 02/01/99                      3,000           3,001
                                                        --------
                                                           5,001
                                                        --------
Florida--1.7%
   Jacksonville Electric Authority (TECP)
     3.000%, 01/14/99                      1,000           1,000
     3.350%, 02/24/99                      1,750           1,750
                                                        --------
                                                           2,750
                                                        --------
Georgia--1.2%
   Marietta, Housing Authority,
     Bells Ferry (RB) (A) (C)
     3.950%, 07/15/99                      1,955           1,955
                                                        --------
Hawaii--0.4%
   State (GO)
     4.250%, 07/01/99                        600             602
                                                        --------
Illinois--4.9%
   Cook County (GO) (MBIA)
     7.375%, 11/01/99                      3,000           3,164
   Cook County, Series A
     (GO) (MBIA)
     4.375%, 11/15/99                      1,800           1,821
   Cook County, Series B (GO)
     4.375%, 11/15/99                      1,000           1,012


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Development Finance
     Authority, Illinois Power Project,
     Series B (RB) (A) (B) (C)
     4.000%, 01/06/99                   $  2,000        $  2,000
                                                        --------
                                                           7,997
                                                        --------
Indiana--4.0%
   Kokomo Center Township (RB)
     3.500%, 12/31/99                      3,697           3,708
   Saint Joseph County Welfare
     Funding (GO)
     3.750%, 12/30/99                      2,550           2,568
   Westview, Westview School
     Corporate Industry (RB)
     7.250%, 05/01/99                        250             253
                                                        --------
                                                           6,529
                                                        --------
Kentucky--0.3%
   State, Turnpike Authority
     Economic Development
     (RB) (ETM)
     7.000%, 05/15/99                        500             507
                                                        --------
Louisiana--5.7%
   New Orleans, Aviation Board,
     Series A (RB) (MBIA) (A) (B) (C)
     4.050%, 01/06/99                      2,000           2,000
   New Orleans, Aviation Board,
     Series B (RB) (MBIA) (A) (B) (C)
     4.050%, 01/06/99                      2,900           2,900
   New Orleans, Aviation Board,
     Series C (GO) (MBIA)
     (A) (B) (C)
     3.900%, 01/06/99                      1,400           1,400
   State, Public Facilities Authority,
     Willis-Knighton Medical Center
     (RB) (AMBAC) (A) (B) (C)
     4.000%, 01/06/99                        900             900
     4.000%, 01/06/99                      2,000           2,000
                                                        --------
                                                           9,200
                                                        --------
Massachusetts--2.1%
   State, Turnpike Authority,
     Series A (BAN) (STGTD)
     5.000%, 06/01/99                        960             968
   State, Turnpike Authority,
     Series A (BAN)
     (STGTD) (ETM)
     5.000%, 06/01/99                        470             474
   Weston, (BAN)
     3.700%, 01/15/99                      2,000           2,000
                                                        --------
                                                           3,442
                                                        --------

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Michigan--0.3%
   State, Hospital Financing Authority,
     Hospital Equipment Program
     (RB) (A) (B) (C)
     3.800%, 01/06/99                   $    500        $    500
                                                        --------
Minnesota--2.6%
   Bird Island (GO)
     3.600%, 09/10/99                      1,000           1,003
   New Brighton, Industrial
     Development Authority,
     Unicare Nursing Homes Project
     (A) (B) (C)
     4.200%, 01/06/99                      1,400           1,400
   State (GO)
     6.600%, 08/01/99                      1,000           1,017
   State, State University System,
     Series A (RB)
     7.400%, 06/30/99                        760             776
                                                        --------
                                                           4,196
                                                        --------
Missouri--1.1%
   State, Health & Educational
     Facilities Authority,
     Cox Health Systems (RB)
     5.000%, 01/01/99                        600             600
   Springfield, Industrial
     Development Authority,
     Pebblecreek Apartments
     (RB) (A) (B) (C)
     4.000%, 01/06/99                      1,200           1,200
                                                        --------
                                                           1,800
                                                        --------
New Jersey--17.0%
   Borough of Pennington (BAN)
     4.100%, 06/25/99                      1,159           1,162
   Borough of Rockleigh (TECP)
     3.680%, 12/10/99                        380             382
   Bridgewater Township (BAN)
     3.600%, 11/04/99                        910             911
   Chatham Township (BAN)
     3.500%, 12/18/99                      3,161           3,164
   Morristown (TAN)
     3.800%, 02/11/99                      2,000           2,000
   New Brunswick, Housing
     Authority (RB)
     3.100%, 07/01/99                        790             790
   Salem County (TECP)
     3.000%, 01/19/99                      2,500           2,500
   Salem County, New Jersey/
     Philadelphia Electric Authority (TECP)
     3.200%, 01/04/99                      1,500           1,500


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Tax-Exempt Money Market Fund (continued)

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Health Care Facilities
     Financing Authority, Elizabeth
     General Medical Center,
     Series C (RB)
     7.100%, 07/01/99                   $  1,125        $  1,146
   State (TECP)
     2.950%, 02/09/99                      2,500           2,500
   State, Transportation Authority,
     Series A (RB)
     5.900%, 06/15/99                        500             505
   Somerset Raritan Valley,
     Series A (RB) (MBIA)
     3.650%, 07/01/99                        435             435
   South Jersey Transportation
     Authority (BAN) (C)
     2.950%, 11/03/99                      2,500           2,500
   State (GO)
     4.500%, 03/01/99                      2,500           2,504
   State, Economic Development
     Authority, Peddie School
     Project (RB) (A) (B) (C)
     3.900%, 01/07/99                      1,350           1,350
   State, Education Authority (RB)
     6.850%, 07/01/19                      2,000           2,068
   Summit (BAN)
     4.000%, 02/23/99                        800             800
     3.780%, 07/20/99                        315             315
   Tewksbury Township (BAN)
     3.875%, 02/11/99                      1,000           1,000
                                                        --------
                                                          27,532
                                                        --------
New York--24.1%
   Allegany-Limestone, New York
     Central School District
     (GO) (FGIC)
     3.500%, 06/15/99                      1,000           1,002
   New York City, Municipal Water
     Finance Agency (RB) (FGIC) (A)
     5.200%, 01/01/99                      8,000           8,000
   New York City,
     Sub-Series A-6 (A) (B) (C)
     4.000%, 01/06/99                      5,230           5,230
   New York City, Transitional
     Finance Authority,
     Series A-1 (RB) (A) (B) (C)
     4.050%, 01/06/99                      3,000           3,000
   New York City, Transitional
     Finance Authority
     (RB) (A) (B) (C)
     4.050%, 01/06/99                      5,000           5,000
   Port Authority of New York/
     New Jersey (TECP)
     3.000%, 03/10/99                      4,590           4,590

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State (TECP)
     3.200%, 01/12/99                   $  2,000        $  2,000
   State, Energy Research &
     Development Authority,
     Brooklyn Union Gas Project,
     Series A-1 (A) (B) (C)
     4.000%, 01/06/99                      8,000           8,000
   Transportation (TECP)
     3.350%, 02/16/99                      2,300           2,300
                                                        --------
                                                          39,122
                                                        --------
North Carolina--3.2%
   Charlotte-Mecklenberg,
     North Carolina Hospital
     Authority, Health Care Systems,
     Series B (RB) (A) (B) (C)
     4.000%, 01/01/99                      4,000           4,000
   Wake County, Carolina Power &
     Light Company (RB) (A) (B) (C)
     4.000%, 01/06/99                      1,100           1,100
                                                        --------
                                                           5,100
                                                        --------
Ohio--1.2%
   Norwalk, Ohio City
     School District (BAN)
     3.750%, 04/15/99                      1,975           1,979
                                                        --------
Oklahoma--1.9%
   Tulsa, University of Tulsa,
     Series B (RB) (MBIA)
     4.000%, 01/06/99                      3,000           3,000
                                                        --------
Oregon--0.2%
   Portland (TAN)
     3.750%, 06/29/99                        350             350
                                                        --------
Pennsylvania--5.6%
   Emmaus (RB) (A) (B)
     4.100%, 01/06/99                      5,000           5,000
   Harrisburg, Pennsylvania Water
     Revenue Authority (RB) (B)
     (FGIC) (ETM)
     6.400%, 07/15/99                      1,000           1,017
   Philadelphia, Pennsylvania Water &
     Sewer Revenue Authority,
     14th Series (RB) (B) (MBIA)
     6.900%, 10/01/99                      2,000           2,096
   Springfield Township (TRAN)
     3.300%, 12/31/99                      1,000           1,001
                                                        --------
                                                           9,114
                                                        --------


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Rhode Island--0.7%
   Warwick (GO) (FGIC) (B)
     7.050%, 11/15/99                   $    500        $    526
     7.100%, 11/15/99                        500             527
                                                        --------
                                                           1,053
                                                        --------
South Carolina--0.6%
   York County, Pollution Control
     Revenue (RB) (A)
     3.300%, 03/15/99                        970             970
                                                        --------
Tennessee--2.3%
   Morristown, Industrial
     Development Board,
     Williamhouse Regency
     (RB) (A) (B)
     4.300%, 01/06/99                      1,800           1,800
   Nashville & Davidson Counties,
     Old Hickory Towers,
     Series A (RB) (A) (B) (C)
     4.300%, 01/06/99                      2,000           2,000
                                                        --------
                                                           3,800
                                                        --------
Texas--1.3%
   Austin Utility System (TECP)
     3.000%, 03/09/99                      1,000           1,000
   Austin, Texas Utility Systems,
     Series C (RB) (ETM)
     6.800%, 05/15/99                        125             127
   Texas Water Development
     Board (RB)
     5.300%, 07/15/99                      1,000           1,009
                                                        --------
                                                           2,136
                                                        --------
Virginia--0.9%
   State (GO)
     6.000%, 06/01/99                      1,425           1,441
                                                        --------
Washington--5.7%
   Chelan County, Public Utility
     District, Chelan Hydro Project,
     Series A (RB) (MBIA) (A)
     4.000%, 01/06/99                      2,130           2,130
   Port of Seattle, Washington (TECP)
     3.100%, 02/05/99                      6,070           6,070
   Port of Seattle, Washington,
     Series A (TECP)
     3.150%, 03/12/99                      1,045           1,045
                                                        --------
                                                           9,245
                                                        --------

--------------------------------------------------------------------------------
                                            Face
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Wisconsin--1.2%
   West Bend City, Wisconsin
     School District #1 (TRAN)
     3.400%, 10/04/99                   $  2,000        $  2,004
                                                        --------
Wyoming--1.3%
   Sweetwater County (TECP)
     3.100%, 03/08/99                      2,100           2,100
                                                        --------
Total Municipal Bonds
   (Cost $156,088)                                       158,188
                                                        --------

Cash Equivalents--5.0%
   Goldman Sachs Tax-Free
     Money Market                          5,428           5,428
   SEI Institutional Tax-Free
     Portfolio                             2,701           2,701
                                                        --------
Total Cash Equivalents
   (Cost $8,129)                                           8,129
                                                        --------
Total Investments--102.5%
   (Cost $166,317)                                       166,317
                                                        --------
Other Assets and Liabilities, Net--(2.5%)                 (4,080)
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 145,894,381 outstanding shares
     of beneficial interest                              145,894
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 16,343,621 outstanding shares
     of beneficial interest                               16,344
   Undistributed net investment income                         1
   Accumulated net realized loss on investments               (2)
                                                        --------
Total Net Assets--100.0%                                $162,237
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $   1.00
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                           $   1.00
                                                        ========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Tax-Exempt Money Market Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
(A) Variable Rate Security. The rate reflected on the Statement of Net Assets is the rate in effect on December 31, 1998.
(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity.
(C) Securities are held in connection with a letter of credit or other credit support.
BAN -- Bond Anticipation Note
ETM -- Escrowed to Maturity
GO -- General Obligation
RB -- Revenue Bond
TAN -- Tax Anticipation Note
TECP -- Tax-Exempt Commercial Paper
TRAN -- Tax & Revenue Anticipation Notes
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Company
MBIA -- Municipal Bond Insurance Association
STGTD -- State Guaranteed

The accompanying notes are an integral part of the financial statements.

U.S. Treasury Securities Plus Money
Market Fund
--------------------------------------------------------------------------------
U.S. Treasury Obligations--58.4%
   U.S. Treasury Bills (A)
     4.713%, 01/21/99                   $  4,000        $  3,990
     4.407%, 02/04/99                      1,000             996
     4.517%, 03/04/99                      4,000           3,969
   U.S. Treasury Notes
     5.000%, 01/31/99                      5,000           4,999
     5.000%, 02/15/99                     11,000          10,997
     5.500%, 02/28/99                      1,000           1,002
     6.375%, 04/30/99                      2,000           2,012
     6.375%, 05/15/99                      3,000           3,020
     6.250%, 05/31/99                      2,000           2,013
   U.S. Treasury (STRIPS)
     4.650%, 05/15/99                      4,000           3,933
                                                        --------
Total U.S. Treasury Obligations
   (Cost $36,931)                                         36,931
                                                        --------

Repurchase Agreements--41.1%
   Barclays
     4.67%, dated 12/31/98, matures
     01/04/99, repurchase price
     $7,353,611 (collateralized by
     U.S. Treasury Bond, total
     market value $7,497,530) (B)          7,350           7,350

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Lehman Brothers
     4.67%, dated 12/31/98, matures
     01/04/99, repurchase price
     $2,216,699 (collateralized by
     STRIPS, total market value
     $2,260,534) (B)                    $  2,215        $  2,215
   Morgan
     4.67%, dated 12/31/98, matures
     01/04/99, repurchase price
     $2,155,845 (collateralized by
     U.S. Treasury Note, total
     market value $2,200,032) (B)          2,155           2,155
   Prudential
     4.67%, dated 12/31/98, matures
     01/04/99, repurchase price
     $2,813,698 (collateralized by
     U.S. Treasury Bill, total
     market value $2,868,605) (B)          2,812           2,812
   Warburg
     4.67%, dated 12/31/98, matures
     01/04/99, repurchase price
     $11,434,548 (collateralized by
     U.S. Treasury Bond, total
     market value $11,676,996) (B)        11,429          11,429
                                                        --------
Total Repurchase Agreements
   (Cost $25,961)                                         25,961
                                                        --------
Total Investments--99.5%
   (Cost $62,892)                                         62,892
                                                        --------
Other Assets and Liabilities, Net--0.5%                      330
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 63,240,318 outstanding shares
     of beneficial interest                               63,240
   Accumulated net realized loss
     on investments                                          (18)
                                                        --------
Total Net Assets--100.0%                                $ 63,222
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class I                            $   1.00
                                                        ========

(A) The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
(B) Tri-party repurchase agreement.
STRIPS -- Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Institutional Select Money Market Fund

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Commercial Paper--86.8%
Banks--13.9%
   Abbey National
     5.170%, 01/12/99                   $  3,000        $  2,995
   Banc One Funding
     5.300%, 01/29/99                      1,000             996
     5.150%, 03/12/99                      2,000           1,980
   BankAmerica
     4.950%, 05/13/99                      1,000             982
   Banker's Trust
     5.500%, 01/22/99                        500             498
     5.490%, 02/03/99                        601             598
   Chase Manhattan
     5.220%, 02/08/99                      3,000           2,983
   Citigroup
     5.140%, 01/07/99                      2,000           1,998
   Deutsche Bank
     5.130%, 01/05/99                        597             597
     5.190%, 02/10/99                      1,000             994
   Toronto Dominion
     5.270%, 02/12/99                      1,000             994
     5.410%, 02/22/99                      2,500           2,480
                                                        --------
                                                          18,095
                                                        --------
Financial Services--48.7%
   American Express
     5.140%, 01/04/99                      1,000           1,000
     5.800%, 01/07/99                      1,000             999
     4.850%, 02/12/99                      1,000             994
     5.050%, 03/08/99                      1,000             991
   ANZ Deleware
     5.050%, 03/08/99                      3,000           2,972
   Centric Capital
     5.110%, 04/06/99                      2,500           2,466
     5.000%, 04/23/99                      2,000           1,969
   Ford Motor Credit
     5.290%, 01/20/99                      1,000             997
     5.450%, 02/16/99                      1,000             993
     5.110%, 03/01/99                      1,000             992
     4.800%, 05/18/99                      2,000           1,963
   General Electric
     5.110%, 03/01/99                      1,000             992
     5.000%, 03/02/99                      1,000             992
     4.780%, 03/18/99                      1,000             990
   General Motors Acceptance
     5.500%, 01/22/99                        800             797
     5.160%, 01/27/99                      1,000             996
     5.030%, 01/29/99                      1,000             996
     5.060%, 03/19/99                      1,690           1,672

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Goldman Sachs
     5.450%, 02/10/99                   $  2,000        $  1,988
     5.450%, 02/26/99                      1,000             992
     5.230%, 03/12/99                      1,000             990
     5.100%, 03/19/99                      1,000             989
   GTE Funding
     5.120%, 02/02/99                      3,000           2,986
     5.190%, 02/18/99                      2,000           1,986
   International Lease Finance
     5.370%, 01/08/99                      2,000           1,998
     5.370%, 01/08/99                      2,000           1,998
     5.300%, 01/08/99                      1,000             999
   J.P. Morgan
     5.500%, 01/27/99                        800             797
     5.110%, 02/19/99                      1,000             993
     5.020%, 03/25/99                      1,000             988
     4.920%, 04/21/99                        390             384
   Merrill Lynch
     5.300%, 01/20/99                      1,000             997
     5.030%, 03/24/99                      1,000             989
     4.810%, 03/31/99                      1,000             988
     4.740%, 04/23/99                      1,000             985
   National Rural
     5.050%, 02/12/99                      2,000           1,988
     5.000%, 03/17/99                      1,000             990
     5.050%, 03/25/99                      1,000             988
   Paccar
     5.250%, 01/21/99                      1,000             997
     5.170%, 02/10/99                        600             597
     5.070%, 03/25/99                      1,000             988
   Societe Generale
     5.220%, 02/17/99                      2,000           1,986
   TransAmerica
     5.460%, 01/14/99                      1,000             998
     5.460%, 01/14/99                      2,000           1,996
     5.050%, 01/28/99                      1,000             996
   USAA Capital
     5.250%, 01/20/99                      3,000           2,992
     5.400%, 01/25/99                      2,000           1,993
                                                        --------
                                                          63,327
                                                        --------
Industrial--17.1%
   Archer-Daniels-Midland
     5.350%, 01/15/99                      2,000           1,996
     4.950%, 02/12/99                      3,000           2,983
   Ciesco
     5.050%, 01/22/99                      2,000           1,994
   Colonial Pipeline
     5.300%, 01/28/99                      1,000             996
     5.130%, 02/23/99                      1,200           1,191
     5.430%, 02/24/99                      2,000           1,984
     5.430%, 02/24/99                      1,000             992
     5.020%, 03/22/99                      1,000             989


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Institutional Select Money Market Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   General Electric
     5.230%, 02/11/99                   $  1,000        $    994
     5.200%, 02/19/99                      1,000             993
   Hasbro
     5.330%, 01/04/99                        590             590
   John Deere
     5.100%, 02/22/99                      2,000           1,985
   McGraw Hill
     5.100%, 02/23/99                        815             809
     5.000%, 03/22/99                        750             742
   Norwest
     5.220%, 01/05/99                      2,000           1,999
     4.850%, 02/17/99                      1,000             994
                                                        --------
                                                          22,231
                                                        --------
Utilities--7.0%
   Congo
     5.120%, 02/02/99                      3,000           2,986
   Consolidated Gas
     5.150%, 02/08/99                      2,000           1,989
   National Rural
     5.200%, 01/26/99                      1,248           1,243
   Southern California Edison
     5.100%, 03/02/99                      3,000           2,975
                                                        --------
                                                           9,193
                                                        --------
Total Commercial Paper
   (Cost $112,846)                                       112,846
                                                        --------

Certificate of Deposit--1.5%
   BankAmerica
     5.310%, 03/22/99                      2,000           2,000
                                                        --------
Total Certificate of Deposit
   (Cost $2,000)                                           2,000
                                                        --------

Repurchase Agreements--12.2%
   Barclays
     4.59%, dated 12/31/98, matures
     01/04/99, repurchase price
     $10,800,011 (collateralized by U.S.
     Treasury Bonds and Note, total
     market value $11,010,861) (A)        10,795          10,795
   Lehman Brothers
     4.59%, dated 12/31/98, matures
     01/04/99, repurchase price
     $5,003,909 (collateralized by
     STRIPS, total market value
     $5,102,442) (A)                       5,001           5,001
                                                        --------
Total Repurchase Agreements
   (Cost $15,796)                                         15,796
                                                        --------

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Total Investments--100.4%
   (Cost $130,642)                                      $130,642
                                                        --------
Other Assets and Liabilities, Net--(0.4%)                   (551)
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 130,093,953 outstanding shares
     of beneficial interest                              130,094
   Undistributed net investment income                         1
   Accumulated net realized loss
     on investments                                           (4)
                                                        --------
Total Net Assets--100.0%                                $130,091
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class I                            $   1.00
                                                        ========

(A) Tri-party repurchase agreement.
STRIPS -- Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Fixed Income Fund
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--42.2%
   Federal Farm Credit Bank
     6.560%, 12/23/99                   $     60              61
     6.920%, 09/09/03                      1,000           1,076
   Federal Farm Credit Bank (MTN)
     5.770%, 07/20/05                      8,000           8,220
   Federal Home Loan Bank
     6.250%, 11/06/02                      5,000           5,077
     5.785%, 03/17/03                      5,000           5,131
     5.385%, 11/10/08                      2,100           2,105
     7.200%, 10/30/12                      5,000           5,095
   Federal Home Loan Mortgage
     Corporation
     6.130%, 02/27/06                      1,600           1,682
     7.585%, 09/19/06                      1,000           1,064
   Federal National Mortgage
     Association
     5.625%, 03/15/01                      5,000           5,082
     6.800%, 01/10/03                      1,500           1,593
     6.850%, 09/12/05                      1,000           1,025
     7.560%, 06/12/06                        900             952
     6.990%, 07/09/07                      5,000           5,279
     5.750%, 02/15/08                      5,000           5,186


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Federal National Mortgage
     Association (MTN)
     6.850%, 05/08/02                   $  5,000        $  5,125
     6.360%, 10/23/02                      5,000           5,107
     6.490%, 01/19/06                      1,000           1,021
     6.760%, 07/16/07                      5,000           5,252
     6.210%, 11/07/07                      5,000           5,310
     6.560%, 12/10/07                      5,000           5,221
     6.810%, 12/18/07                      5,000           5,126
     6.620%, 12/28/07                      4,000           4,085
     6.240%, 01/14/08                      5,000           5,168
     6.290%, 04/23/08                      5,000           5,180
                                                        --------
Total U.S. Government Agency
   Obligations
   (Cost $92,096)                                         95,223
                                                        --------

Corporate Bonds--21.7%
Chemicals--1.5%
   E.I. DuPont de Nemours
     6.750%, 10/15/02                      1,000           1,055
                                                        --------
Drugs--4.2%
   American Home Products
     6.500%, 10/15/02                      2,250           2,340
   Eli Lilly
     6.250%, 03/15/03                      2,000           2,085
   Monsanto Company (A)
     5.875%, 12/01/08                      3,000           2,993
   SmithKline Beecham (MTN)
     6.625%, 10/01/05                      2,000           2,088
                                                        --------
                                                           9,506
                                                        --------
Entertainment--1.1%
   Walt Disney Company (MTN)
     5.125%, 12/15/03                      2,500           2,488
                                                        --------
Financial Services--6.3%
   CITI Group Holdings (MTN)
     6.250%, 11/22/01                      5,000           5,100
   Ford Motor Credit
     5.125%, 10/15/01                      3,000           2,981
     6.750%, 05/15/05                      1,000           1,059
   General Electric Capital
     5.500%, 11/01/01                      1,000           1,000
   GMAC
     5.750%, 11/10/03                      3,000           3,011
   Toyota Motor Credit
     5.625%, 11/13/03                      1,000           1,009
                                                        --------
                                                          14,160
                                                        --------

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Industrial--6.4%
   Anheuser Busch
     6.750%, 06/01/05                   $  1,000        $  1,046
   Colgate Palmolive (MTN)
     5.270%, 12/01/03                      3,250           3,242
   H.J. Heinz
     6.000%, 03/15/08                      3,000           3,131
   IBM (MTN)
     5.100%, 11/10/03                      4,000           3,960
   Sears Roebuck
     6.690%, 04/30/01                      3,000           3,075
                                                        --------
                                                          14,454
                                                        --------
Leisure Products--1.4%
   Mattel (MTN)
     7.140%, 03/11/08                      3,000           3,186
                                                        --------
Utilities--1.8%
   AT&T
     7.500%, 06/01/06                      1,000           1,125
   U.S. West Communications
     6.125%, 11/15/05                      2,000           2,063
   Union Pacific
     6.125%, 01/15/04                      1,000             990
                                                        --------
                                                           4,178
                                                        --------
Total Corporate Bonds
   (Cost $48,016)                                         49,027
                                                        --------
U.S. Treasury Obligations--16.5%
   U.S Treasury Notes
     5.500%, 03/31/03                      5,000           5,148
     5.250%, 08/15/03                     11,750          12,046
     6.125%, 08/15/07                      5,000           5,470
     5.625%, 05/15/08                      3,000           3,201
     4.750%, 11/15/08                      3,000           3,021
   U.S. Treasury (STRIPS)
     5.920%, 02/15/03                     10,000           8,264
                                                        --------
Total U.S. Treasury Obligations
   (Cost $36,591)                                         37,150
                                                        --------
Taxable Municipal Bonds--14.3%
   Alabama State, Housing Finance
     Authority (RB)
     7.625%, 08/01/10                        795             820
   Arkansas State, Development
     Finance Authority (RB)
     9.750%, 11/15/05                        578             668

--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
Statement of Net Assets

Fixed Inocme Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------

   Baltimore, Maryland, City Parking,
     Series B (RB) (FGIC)
     7.950%, 07/01/03                   $    510        $    558
   Buffalo, New York, Pens System,
     Series D (GO) (FGIC)
     8.500%, 08/15/03                        360             405
   Camden County, New Jersey
     Improvement Authority,
     Series A (RB)
     7.200%, 01/01/04                      2,200           2,329
   Collier County, Florida, County
     Water and Sewer Authority,
     Series A (RB) (FGIC)
     6.750%, 07/01/08                        790             833
   Collier County, Florida, Water and
     Sewer Authority, Series A
     (RB) (FGIC)
     6.300%, 07/01/04                        450             465
   Colorado State, Housing Finance
     Authority, Single Family Program,
     Series B-1 (RB)
     10.400%, 08/01/03                        45              47
   Fort Myers, Florida, Improvement
     Authority, Series B (RB) (AMBAC)
     8.450%, 12/01/03                        645             721
   Gillette, Wyoming, FMHA
     Community Program (SOB)
     10.250%, 01/01/11                     1,095           1,229
   Houston, Texas, Airport Systems
     (RB) (FGIC)
     6.100%, 07/01/01                      1,260           1,285
   Metropolitan Washington D.C. &
     Virginia Airport Authority
     (RB) (MBIA)
     6.900%, 10/01/08                      1,980           2,096
   Michigan State, Higher Education
     Student Loan Authority,
     Series XV-C (RB)
     7.250%, 09/01/02                        775             809
   Minneapolis and St. Paul,
     Minnesota, Metropolitan Airports
     Authority, Series 9 (GO)
     8.600%, 01/01/10                        900           1,005
   Missouri State, Economic
     Development & Infrastructure
     Board Health Services,
     Series A (RB) (MBIA)
     8.400%, 06/01/04                      1,350           1,531
   Monrovia, California Redevelopment
     Agency (AMBAC)
     8.100%, 05/01/01                        650             688

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   New Hampshire State, Business
     Finance Authority, Series A (RB)
     8.600%, 11/01/12                   $  2,165        $  2,406
   New Hampshire State, Pease
     Development Authority (GO)
     7.050%, 07/01/06                        410             441
   New Jersey State (COP)
     8.000%, 12/15/02                      1,035           1,120
   New Jersey State, Economic
     Development Authority (RB)
     7.800%, 03/15/07                      1,645           1,783
   New York State, Mortgage Agency,
     Series 15 (RB)
     7.375%, 10/01/12                      1,501           1,581
   Oklahoma City, Oklahoma Airport
     Trust, Junior Lien, Series 21
     (RB) (MBIA)
     6.750%, 07/01/05                      1,010           1,063
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, Series 17 (RB)
     8.300%, 10/01/12                      2,015           2,169
   Oklahoma State, Single Family
     Housing Finance Agency
     (RB) (MBIA)
     8.700%, 09/01/13                        765             851
   Palm Beach County, Florida,
     Airport Systems Revenue
     (RB) (MBIA)
     9.500%, 10/01/10                      1,270           1,332
   Raleigh, North Carolina, North
     Carolina State University
     (RB) (MBIA)
     7.700%, 12/15/07                      1,175           1,278
   Secaucus, New Jersey, Municipal
     Utilities Authority (RB)
     8.500%, 12/01/06                        600             695
   Vero Beach, Florida, Water and
     Sewer Authority, Series A
     (RB) (FGIC)
     6.400%, 12/01/08                      1,885           1,951
                                                        --------
Total Taxable Municipal Bonds
   (Cost $30,513)                                         32,159
                                                        --------

U.S. Government Mortgage-Backed Obligations--2.1%
   Federal Home Loan Mortgage
     8.000%, 06/25/04                         35              35
     9.500%, 10/01/04                         72              76
     9.500%, 07/01/06                         35              38
     8.000%, 06/01/07                        132             138


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
     9.000%, 08/01/08                   $     72        $     75
    10.000%, 02/01/09                         46              50
     9.250%, 05/01/09                        360             384
     9.500%, 08/01/09                         36              39
     8.750%, 09/01/09                         52              55
    10.000%, 04/01/10                         26              29
     8.750%, 09/01/10                        108             114
     9.500%, 09/01/10                        103             111
     9.750%, 11/01/10                        117             126
    10.250%, 11/01/10                         13              14
     9.500%, 03/01/11                         25              27
     9.500%, 04/01/11                         81              87
    10.000%, 05/01/11                        101             110
    10.000%, 12/01/13                         24              26
     8.750%, 07/01/15                        239              24
     7.500%, 07/15/15                        321             322
     9.250%, 08/01/15                        182             194
     9.000%, 10/01/15                         70              75
     9.500%, 09/01/16                         19              20
     9.000%, 10/01/16                         25              26
     9.500%, 11/01/16                         36              38
     8.500%, 07/01/17                         49              52
     9.000%, 10/01/19                        142             151
   Federal National Mortgage Association
     6.500%, 06/15/04                        186             186
     6.950%, 05/25/06                        617             622
     8.000%, 03/01/07                        118             122
     7.000%, 04/01/07                        107             109
     9.000%, 03/01/09                         49              52
     8.500%, 08/01/17                         55              58
     6.700%, 09/25/18                        814             815
     8.000%, 01/25/19                        244             248
   Government National Mortgage Association
     9.000%, 03/15/08                         22              24
     9.000%, 11/15/08                        105             113
     9.500%, 10/15/20                         87              94
                                                        --------
Total U.S. Government Mortgage-
   Backed Obligations
   (Cost $4,748)                                           4,879
                                                        --------

Mortgage-Backed Securities--1.7%
   EAB Lease Receivables Trust (A)
     5.660%, 09/15/02                      3,000           3,008
   Federal Home Loan Mortgage
     6.500%, 04/15/16                        588             591
     7.000%, 05/15/20                        228             228
                                                        --------
Total Mortgage-Backed Securities
   (Cost $3,799)                                           3,827
                                                        --------

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Asset-Backed Security--0.5%
   Discover Card Master Trust
     6.200%, 05/16/06                   $  1,000        $  1,033
                                                        --------
Total Asset-Backed Security
   (Cost $978)                                             1,033
                                                        --------

Cash Equivalents--0.1%
   SEI Liquid Asset Trust --
     Government Portfolio                      6               6
   SEI Liquid Asset Trust--
     Treasury Portfolio                      143             143
                                                        --------
Total Cash Equivalents
   (Cost $149)                                               149
                                                        --------
Total Investments--99.1%
   (Cost $216,890)                                       223,447
                                                        --------
Other Assets and Liabilities, Net--0.9%                    2,136
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 20,363,863 outstanding shares
     of beneficial interest                              207,699
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 408,336 outstanding shares
     of beneficial interest                                4,699
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 647,774 outstanding shares
     of beneficial interest                                6,838
   Overdistributed net investment income                     (12)
   Accumulated net realized loss on investments             (198)
   Net unrealized appreciation on investments              6,557
                                                        --------
Total Net Assets--100.0%                                $225,583
                                                        ========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Fixed Income Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  10.53
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  10.51
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($10.51 / 95.75%)               $  10.98
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $  10.55
                                                        ========

(1) Class B has a contingent deferred sales charge.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions normally exempt from registration to qualified institutional investors.
COP -- Certificate of Participation
MTN -- Medium Term Note
GO -- General Obligation
RB -- Revenue Bonds
SOB -- Special Obligation Bonds
STRIPS -- Separate Trading of Registered Interest and Principal Securities
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC -- American Municipal Bond Assurance Company
FGIC -- Federal Guaranty Insurance Company
MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

High Yield Bond Fund
--------------------------------------------------------------------------------
Mutual Fund--94.8%
   SEI Institutional Managed Trust
     High Yield Bond Portfolio               256           2,732
                                                        --------
Total Mutual Fund
   (Cost $2,735)                                           2,732
                                                        --------
Total Investments--94.8%
   (Cost $2,735)                                           2,732
                                                        --------
Other Assets and Liabilities, Net--5.2%                      149
                                                        --------

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 49,345 outstanding shares
     of beneficial interest                             $    495
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 10,340 outstanding shares
     of beneficial interest                                  102
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 228,930 outstanding shares
     of beneficial interest                                2,282
   Overdistributed net investment income                      (1)
   Accumulated net realized gain
     on investments                                            6
   Net unrealized depreciation on investments                 (3)
                                                        --------
Total Net Assets--100.0%                                $  2,881
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class I                            $   9.99
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $   9.98
                                                        ========
Maximum Public Offering Price
   Per Share-- Class A ($9.98 / 95.75%)                 $  10.42
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Class B (1)                        $   9.98
                                                        ========

(1) Class B has a contingent deferred sales charges

The accompanying notes are an integral part of the financial statements.

New Jersey Municipal Securities Fund
--------------------------------------------------------------------------------
Municipal Bonds--100.1%
New Jersey--93.4%
   Atlantic County (GO) (MBIA)
     5.400%, 12/01/04                   $    200             214
     5.400%, 12/01/05                        400             426
   Atlantic County, Improvement
     Authority, Convention
     Center Project (RB) (MBIA)
     7.375%, 07/01/10                        400             496
   Bayonne (GO) (AMBAC)
     6.200%, 07/15/01                        300             319
   Bayonne (GO) (FGIC)
     5.900%, 05/01/05                        150             164
   Bayonne, Municipal Authority,
     Water Systems (RB) (MBIA)
     5.000%, 01/01/12                        500             519
   Bedminster Township (GO)
     4.750%, 03/01/10                        820             842


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Bergen County (GO)
     6.350%, 01/15/99                   $    240        $    240
     5.125%, 06/15/05                        220             235
   Bergen County, General
     Improvement Bonds (GO)
     5.250%, 08/15/00                        300             309
     4.700%, 07/15/02                        350             361
   Bergen County, Utilities Authority,
     Series A (RB) (FGIC)
     6.100%, 06/15/04                        500             553
   Bergen County, Water Pollution
     Authority (RB) (FGIC)
     4.750%, 12/15/15                        900             895
   Branchburg Township (GO)
     4.600%, 04/01/10                        200             203
     4.650%, 04/01/11                        200             203
   Bridgeton (GO) (AMBAC)
     5.000%, 01/01/05                        300             306
   Bridgewater & Raritan (GO)
     6.125%, 05/01/05                        200             216
     6.125%, 05/01/06                        100             108
   Burlington County (GO)
     5.200%, 10/01/07                        700             733
     4.850%, 07/15/13                        500             507
   Camden, County Board of Education
     (GO) (FSA)
     5.000%, 10/01/05                        310             325
   Camden County (GO) (AMBAC)
     7.750%, 08/01/99                        200             205
   Camden County (GO) (FGIC)
     5.000%, 02/01/04                        200             210
     5.000%, 02/01/08                        500             524
   Camden County (GO) (MBIA)
     5.600%, 06/01/03                        200             211
   Camden County, Health Systems--
     Catholic Health East-B
     (RB) (AMBAC)
     5.000%, 11/15/18                        500             502
   Cape May County, Municipal
     Utilities Authority (RB) (AMBAC)
     5.000%, 08/01/03                        800             839
   Clinton Township (GO)
     7.350%, 08/01/01                        300             327
   Clinton Township (GO) (FGIC)
     5.000%, 02/15/11                        250             256
   Delaware River & Bay Authority
     (RB) (FGIC)
     5.350%, 01/01/14                      1,000           1,052
   Delaware River, Pennsylvania &
     New Jersey Port Authority
     (RB) (FGIC)
     5.450%, 01/01/12                        250             267
     5.400%, 01/01/13                      1,000           1,056

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Dover Township (GO) (AMBAC)
     6.000%, 10/15/03                   $    200        $    218
   Edgewater Borough (GO) (MBIA)
     5.100%, 09/15/00                        300             308
   Edison Township (GO)
     5.700%, 12/01/99                        100             102
     6.500%, 06/01/00                        500             521
     5.400%, 06/01/02                        250             263
   Edison Township (GO) (AMBAC)
     4.500%, 01/01/02                        500             511
     4.800%, 01/01/05                        300             312
   Elizabeth, Additional School
     Building Aid (GO)
     9.000%, 03/01/01                        150             166
   Elizabeth (GO) (FGIC)
     7.900%, 12/01/99                        240             250
     4.625%, 07/15/03                        200             206
   Elizabeth, School Board
     (GO) (MBIA)
     7.000%, 03/15/04                        250             285
   Essex County (GO) (FSA)
     6.300%, 12/01/03                        300             325
   Essex County (GO) (MBIA)
     4.750%, 07/15/07                        200             208
   Essex County, Improvement
     Authority (RB) (AMBAC)
     4.875%, 12/01/02                        300             312
     5.000%, 12/01/08                        250             265
   Essex County, Jail and Youth
     Housing (RB)
     6.500%, 12/01/06                        345             395
   Essex County, Orange School
     District (RB)
     5.550%, 12/01/04                        150             163
   Essex County, Pre-Refunded @ 101
     (GO) (AMBAC) (A)
     6.050%, 02/01/01                        145             147
   Essex County, Property and
     Equipment (RB)
     5.850%, 12/01/03                        300             319
   Essex County, Utility Authority,
     Solid Waste Revenue (RB) (FSA)
     5.000%, 04/01/04                        250             262
   Evesham Township (GO) (FGIC)
     5.000%, 09/15/12                        500             514
   Fair Lawn (GO)
     6.500%, 04/01/99                        200             202
   Fair Lawn, Water Revenue (RB)
     6.500%, 04/01/99                        200             202
   Fort Lee (GO)
     4.850%, 02/01/02                        250             258
   Franklin Township (GO)
     5.600%, 11/01/05                        400             430


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

New Jersey Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Galloway Township (GO) (AMBAC)
     5.000%, 12/15/09                   $    350        $    365
   Gloucester County, General
     Improvement, Series A
     (GO) (AMBAC)
     4.500%, 01/01/03                        200             202
   Gloucester County (GO) (AMBAC)
     5.000%, 09/01/03                        500             524
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A (RB)
     6.000%, 09/01/06                        300             320
   Gloucester County, Solid Waste
     Resource Revenue (RB) (AMT)
     8.375%, 07/01/10                      1,175           1,180
   Gloucester County, Utilities
     Authority (RB) (AMBAC)
     4.800%, 03/01/02                        300             309
   Greenwich Township (GO) (FSA)
     5.000%, 01/15/13                        500             509
     5.000%, 01/15/14                        800             811
   Hackensack (GO)
     6.100%, 06/01/05                        250             266
     6.100%, 06/01/07                        250             266
     4.900%, 03/15/09                        500             527
   Hackensack Meadowlands (RB)
     7.125%, 06/01/02                        500             530
   Hackettstown, Municipal Utility
     Authority, Series F (RB) (FGIC)
     5.050%, 10/01/04                        500             530
   Hillsborough Township, Board of
     Education (COP) (FSA)
     5.500%, 12/15/99                        250             256
   Hudson County (GO) (FGIC)
     6.250%, 11/01/99                        200             205
   Hudson County, New Jersey College,
     Series C (GO)
     4.600%, 10/01/01                        180             184
   Hudson County, Utility
     Authority (RB)
     11.875%, 07/01/06                       285             343
   Jersey City (GO)
     6.500%, 02/15/03                        370             405
     5.500%, 03/15/14                      1,000           1,075
   Jersey City, Redevelopment
     Authority, Dixon Mill
     Apartments (RB)
     6.100%, 05/01/12                         65              67
   Jersey City, Water Utility (RB)
     7.250%, 01/01/99                        400             400
   Kearny (GO) (FGIC)
     4.300%, 02/15/01                        500             507
     5.250%, 02/15/08                        600             647

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Livingston Township,
     Board of Education
     6.375%, 11/01/00                   $    100        $    105
   Long Branch, Sewer Authority
     (RB) (FGIC)
     4.900%, 06/01/02                        300             311
     5.200%, 06/01/05                        500             532
     5.250%, 06/01/06                        200             213
   Mercer County, Improvement
     Authority (RB)
     4.250%, 12/01/00                        500             507
   Mercer County, Improvement
     Authority (RB) (MBIA)
     6.000%, 06/01/04                        250             267
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Project (RB) (MBIA)
     6.300%, 05/15/07                        250             275
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project (RB) (MBIA)
     5.500%, 06/01/01                        200             208
     4.900%, 12/15/05                        150             158
   Middlesex County (GO)
     5.000%, 10/01/05                        500             532
   Middlesex County, Improvement
     Authority (RB)
     4.375%, 07/01/03                        250             256
   Middlesex County,
     Property Tax (GO)
     5.800%, 10/01/10                        500             545
   Middlesex County, Utility
     Authority (RB) (FGIC)
     6.100%, 03/15/00                        200             206
     5.000%, 12/01/12                        400             415
   Middletown Township, Sewer
     Authority, Series A (RB) (FGIC)
     4.900%, 01/01/05                        800             833
   Monmouth County (GO)
     4.400%, 09/01/03                        200             205
   Monmouth County, Improvement
     Authority (RB) (FSA)
     5.450%, 07/15/13                        850             907
   Monmouth County, Improvement
     Authority (RB) (MBIA)
     5.000%, 12/01/08                        250             265
   Monmouth County, Improvement
     Authority, Howell Township
     Education Project (RB)
     5.750%, 07/01/01                        540             568
   Monmouth County (RB)
     4.750%, 07/15/03                        200             208
   Monmouth County (RB) (MBIA)
     5.125%, 12/01/16                        500             513


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Moorestown Township (GO)
     5.000%, 02/01/12                   $    150        $    154
     5.000%, 02/01/15                        150             152
   Moorestown Township
     (GO) (AMBAC)
     6.000%, 09/01/07                        300             324
   Morris County (GO)
     5.000%, 07/15/13                        800             820
   Morristown (GO) (FSA)
     5.500%, 08/01/01                        100             105
   Mount Laurel Township (GO)
     4.650%, 08/01/05                        500             518
   Newark, Board of Education Bonds
     (GO) (MBIA)
     5.875%, 12/15/11                        370             403
   Newark (GO) (AMBAC)
     7.375%, 10/01/00                        250             263
   Newark, Housing Finance, Fairview
     and Lock Street Project (RB)
     6.150%, 02/01/13                        495             527
   Newark, Qualified Bond Act
     (GO) (MBIA)
     5.300%, 09/01/14                        500             519
   Newark, Water Utility
     (GO) (MBIA)
     5.500%, 10/01/14                        475             505
   New Brunswick (GO) (FGIC)
     6.400%, 07/15/03                        400             422
   New Brunswick (GO) (MBIA)
     4.700%, 09/15/09                        500             511
   New Brunswick, Housing Authority
     (RB) (FGIC)
     4.750%, 07/01/18                        500             487
   New Brunswick, Parking Authority
     (RB) (FGIC)
     4.300%, 09/01/99                        300             302
     5.000%, 01/01/20                        500             499
   North Bergen Township
     (GO) (MBIA)
     4.400%, 08/01/01                        500             509
   North Bergen Township, Municipal
     Utilities Authority (RB) (FGIC)
     4.800%, 12/15/03                        300             313
   North Bergen Township, Utility
     Authority (RB) (FGIC)
     4.700%, 12/15/02                        300             311
   North Brunswick Township (GO)
     5.000%, 05/15/12                      1,000           1,034
   North Brunswick Township
     (GO) (FGIC)
     5.000%, 02/01/10                        750             781

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   North Jersey District, Water Supply,
     Wanaque North Project,
     Series A (RB) (MBIA)
     4.875%, 11/15/09                   $    250        $    262
     5.000%, 11/15/10                        500             525
   North Jersey District,
     Water Supply, Wanaque
     South Project (RB) (MBIA)
     5.400%, 07/01/02                        300             316
     5.500%, 07/01/03                        200             214
   Ocean City (GO)
     6.750%, 07/13/99                        500             509
     8.700%, 05/15/00                        250             267
   Ocean County (GO)
     7.000%, 08/15/00                        100             106
     4.600%, 11/01/03                        500             517
     5.800%, 09/01/10                        500             543
   Ocean Township (GO) (MBIA)
     5.400%, 06/01/15                        250             259
   Old Tappan, Board of Education
     (GO) (FGIC)
     5.100%, 04/01/18                        500             502
   Paramus, School District
     (GO) (FSA)
     5.100%, 05/01/16                        500             507
   Parsippany Troy Hills
     Township (GO)
     4.500%, 02/01/01                        800             813
     4.600%, 02/01/02                        100             102
     4.700%, 12/01/03                        500             519
     4.700%, 12/01/04                        400             417
   Parsippany Troy Hills Township
     (GO) (MBIA)
     5.000%, 12/01/15                        500             505
   Passaic County, Cash Flow
     Management Project (GO)
     6.400%, 11/15/01                        300             321
   Passaic County (GO)
     4.700%, 09/01/03                        250             259
   Passaic County (GO) (FGIC)
     4.750%, 09/01/04                        500             521
     5.550%, 04/01/09                        250             263
     5.125%, 09/01/13                        500             514
   Passaic County (GO) (MBIA)
     4.450%, 05/01/04                        200             205
   Passiac County (GO) (FGIC)
     Paterson (GO)
     6.350%, 02/15/03                        235             255
   Paterson, School Board (GO)
     7.400%, 08/01/00                        250             265
   Pequannock-Lincoln Park, Sewer
     Authority (RB) (MBIA)
     4.400%, 12/01/02                        500             512


--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------
Statement of Net Assets

New Jersey Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Perth Amboy (GO) (FSA)
     6.200%, 09/01/00                   $    300        $    314
     6.400%, 09/01/02                        300             327
   Pleasantville (GO) (MBIA)
     5.000%, 02/15/11                        500             517
   Point Pleasant (GO) (MBIA)
     5.450%, 12/01/00                        200             208
   Port Authority of New York and
     New Jersey (RB)
     5.300%, 08/01/03                        300             316
   Port Authority of New York and
     New Jersey (RB) (AMBAC)
     5.200%, 07/15/17                      1,000           1,021
   Princeton (GO)
     4.400%, 09/01/01                        300             306
   Rahway (GO)
     9.300%, 02/01/01                        150             167
   Rahway Valley, Sewer Authority (RB)
     6.200%, 04/01/01                        210             211
   Randolph Township,
     School District (GO) (FGIC)
     5.000%, 08/01/15                        500             503
   Roselle (GO) (MBIA)
     4.750%, 10/15/04                        700             730
   Roxbury (COP)
     5.000%, 10/15/00                        250             256
   Rutgers State University,
     Series A (RB)
     4.375%, 05/01/01                        500             506
   Rutgers State University,
     Series S (RB)
     5.000%, 05/01/04                        500             523
   Rutgers University, Series U (RB)
     5.000%, 05/01/14                        500             511
   Sayreville (GO) (MBIA)
     10.125%, 12/01/00                       250             280
   Secaucus, Municipal Utility Authority,
     Sewer Project, Series A (RB)
     5.650%, 12/01/04                        200             218
     5.750%, 12/01/05                        385             424
   Somerset County (GO)
     4.450%, 12/01/01                        170             174
     5.000%, 10/01/02                        200             209
     4.450%, 12/01/02                        500             514
     4.350%, 12/01/04                        600             617
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H (RB)
     5.150%, 07/01/01                        300             311
   South Brunswick Township (GO)
     6.300%, 04/01/04                        250             274

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   South Jersey, Transportation
     Authority, Transportation Systems,
     Series B (RB) (MBIA)
     5.500%, 11/01/02                   $    250        $    266
   State (COP) (AMBAC)
     5.000%, 06/15/14                        500             509
   State (GO)
     5.100%, 02/15/00                        600             611
     5.300%, 02/15/02                        850             890
     7.000%, 04/01/02                        250             269
     6.400%, 09/15/02                        250             268
     5.400%, 02/15/03                        300             318
   State, Building Authority (RB)
     9.625%, 02/01/03                        230             265
     4.700%, 06/15/06                        250             259
     5.000%, 06/15/11                        500             518
     4.750%, 06/15/17                        500             491
   State, Building Authority
     (RB) (MBIA)
     5.000%, 06/15/18                      1,000           1,007
   State, Casino Reinvestment
     Development Authority
     (RB) (FSA)
     5.000%, 10/01/04                      1,000           1,058
     5.250%, 10/01/09                      1,000           1,070
     5.250%, 10/01/13                        500             524
     5.250%, 10/01/14                      1,000           1,043
   State, Ecomonic Development
     Authority (RB)
     4.900%, 08/15/04                        200             210
   State, Economic Development
     (RB) (MBIA)
     4.550%, 11/15/10                      1,000           1,014
   State, Economic Development
     Authority
     5.600%, 10/01/12                        500             497
     5.700%, 10/01/17                      1,000             993
   State, Economic Development
     Authority, Health Village
     1996 Project (RB)
     6.000%, 05/01/09                        200             213
   State, Economic Development
     Authority, Saint Barnabas Project,
     Series A (RB) (MBIA)
     4.875%, 07/01/05                        500             524
   State, Economic Development
     Authority, Series A (RB) (MBIA)
     5.125%, 07/01/00                        300             307
     5.400%, 07/01/02                        300             316
   State, Economic Development
     Authority, Series J (RB) (AMT)
     7.100%, 12/01/11                        385             416


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Educational Facilities
     Authority (RB)
     5.000%, 07/01/21                   $  1,500        $  1,509
     5.000%, 07/01/28                        250             243
   State, Educational Facilities
     Authority (RB) (MBIA)
     4.200%, 07/01/05                        500             506
   State, Educational Facilities
     Authority, Drew University Issue,
     Series B (RB)
     5.750%, 07/01/02                        360             383
   State, Educational Facilities
     Authority, Glassboro
     State College (RB)
     6.750%, 07/01/09                        300             301
   State, Educational Facilities
     Authority, Medicine and
     Dentistry, Series B (RB)
     (AMBAC)
     5.000%, 12/01/07                        250             265
   State, Educational Facilities
     Authority, Rowan College
     (RB) (MBIA)
     5.050%, 07/01/03                        300             315
   State, Educational Facilities
     Authority, Rowan College,
     Series C (RB) (MBIA)
     5.250%, 07/01/05                        300             321
   State, Educational Facilities
     Authority, Series A (RB) (AMBAC)
     5.125%, 09/01/06                        300             321
   State, Educational Facilities
     Authority, Stockton State College,
     Series B (RB) (AMBAC)
     6.200%, 07/01/04                        300             327
   State, Environmental Infrastructure
     Wastewater Treatment (RB)
     5.000%, 09/01/10                      1,000           1,055
     5.000%, 09/01/14                      1,000           1,025
   State, Equipment Series A (COP)
     6.000%, 10/01/00                        300             312
   State, Health Care (RB) (AMBAC)
     5.000%, 07/01/16                      1,000           1,009
   State, Health Care (RB) (MBIA)
     5.200%, 07/01/18                        500             510
   State, Health Care Facilities
     Financing Authority (RB)
     6.800%, 08/01/19                      3,380           3,587

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Health Care Facilities
     Financing Authority,
     Pre-Refunded @ 102 (RB) (A)
     6.800%, 08/01/19                   $    425        $    460
   State, Health Care Facilities
     Authority Memorial, Health
     Alliance, Series A (RB) (FGIC)
     6.600%, 07/01/99                        145             147
   State, Health Care Facilities
     Authority, Atlantic City Medical
     Center (RB) (AMBAC)
     5.000%, 07/01/02                        300             312
   State, Health Care Facilities
     Authority, Chilton Memorial
     Hospital (RB)
     6.550%, 07/01/03                        300             327
   State, Health Care Facilities
     Authority, Hackensack Medical
     Center (RB) (MBIA)
     5.100%, 07/01/03                        500             525
   State, Health Care Facilities
     Authority, JFK Health Systems
     (RB) (FGIC)
     4.600%, 07/01/05                        250             258
   State, Health Care Facilities
     Authority, Mountain Side
     Hospital (RB) (FGIC)
     6.000%, 07/01/00                        300             311
   State, Health Care Facilities
     Authority, Series A (RB) (MBIA)
     5.000%, 01/01/18                        500             502
   State, Health Care Facilities
     Authority, St. Peters Medical
     Center, Series F (RB) (MBIA)
     5.000%, 07/01/13                        100             102
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems (RB) (FGIC)
     4.800%, 07/01/03                        200             208
   State, Highway Authority,
     Garden State Parkway (RB)
     5.300%, 01/01/99                        250             250
     6.750%, 01/01/99                        100             100
   State, Hillcrest Health Project
     (RB) (AMBAC)
     4.600%, 01/01/02                        200             205
     5.000%, 01/01/07                        300             317
   State, Housing & Mortgage
     Finance Agency (RB) (AMBAC)
     5.300%, 05/01/06                        325             345


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

New Jersey Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Housing & Mortgage
     Finance Agency, Section 8 (RB)
     6.000%, 11/01/02                   $    760        $    790
   State, Housing and Mortgage
     Authority (RB)
     6.300%, 05/01/02                        470             498
     6.400%, 05/01/02                        520             551
   State, Housing and Mortgage
     Finance Agency, Home Buyer,
     Series N (RB) (MBIA)
     5.200%, 04/01/06                        500             529
   State, Housing Finance
     Authority (RB)
     5.100%, 11/01/00                        500             502
   State, Infrastructure Trust (RB)
     5.000%, 05/01/11                        500             522
   State, Infrastructure Trust
     (RB) (FGIC)
     5.000%, 04/01/11                        450             470
   State, Montclair State University,
     Series C (RB) (AMBAC)
     5.375%, 07/01/08                      1,285           1,391
   State, New York and New Jersey
     Port Authority (RB)
     6.800%, 07/15/08                        250             267
   State, Raritan Overpass Project (RB)
     4.300%, 08/01/01                      1,000           1,018
   State, Series A (COP)
     6.100%, 10/01/01                      1,165           1,233
   State, Series E (GO)
     5.000%, 07/15/04                        100             106
   State, South Orange & Maplewood
     School District (GO)
     6.125%, 11/01/01                        150             160
   State, Sports & Exposition
     Authority, Convention Center
     Luxury Tax, Series A (RB) (MBIA)
     5.600%, 07/01/01                        175             183
   State, Sports & Exposition
     Authority, Series A (RB)
     5.000%, 09/01/06                        515             539
   State, Sports & Exposition
     State Guaranteed (RB)
     8.300%, 01/01/03                        380             441
   State, Sports & Expostion
     Authority Convention Center
     (RB) (MBIA)
     5.900%, 07/01/03                        300             325
   State, Stateon Willingboro
     Township (GO) (MBIA)
     6.300%, 07/01/99                        400             406

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Transportation Authority
     (RB) (MBIA)
     5.000%, 06/15/15                   $    500        $    509
   State, Transportation Authority,
     Series A (RB) (FSA)
     5.000%, 06/15/18                      1,000           1,007
   State, Transportation Authority,
     Series A (RB)
     4.625%, 06/15/02                        300             309
   State, Transportation Authority,
     Series A (RB) (FSA)
     5.300%, 12/15/01                        200             210
   State, Transportation Authority,
     Series A (RB) (MBIA)
     4.500%, 12/15/02                        450             462
     5.500%, 06/15/11                        750             806
   State, Transportation Authority,
     Series B (RB) (MBIA)
     5.200%, 06/15/06                      1,850           1,984
   State, Transportation System,
     Series A (RB) (AMBAC)
     5.200%, 12/15/00                        200             207
   State, Transportation Trust
     Authority, Transportation
     System, Series A (RB)
     4.600%, 06/15/01                        500             512
   State, Transportation Trust
     Authority, Transportation
     System, Series A (RB) (MBIA)
     4.625%, 06/15/02                        500             515
     5.500%, 06/15/13                        500             534
   State, Turnpike Authority (RB)
     6.400%, 01/01/02                        300             320
    10.375%, 01/01/03                        485             556
   State, Turnpike Authority,
     Series A (RB) (AMBAC)
     5.900%, 01/01/04                        500             532
     6.400%, 01/01/07                        620             657
   State, Union County, Environmental
     Improvement Authority (RB)
     4.900%, 04/01/02                        350             362
     5.150%, 04/01/05                        500             526
   State, Union County (GO)
     4.400%, 09/01/01                        500             510
     5.750%, 02/01/05                        100             107
     4.400%, 10/01/05                        500             514
   State, Union County, Improvement
     Authority (RB)
     4.700%, 11/01/05                        250             261
     5.050%, 03/01/08                        125             134


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Union County, Improvement
     Authority Revenue, County
     Granted Capital Equipment
     Lease (RB)
     4.375%, 11/01/02                   $    200        $    204
   State, University Medicine and
     Dentistry, Series E (RB)
     6.200%, 12/01/03                        500             539
   State, Warren County, Pollution
     Control Finance Authority
     (RB) (MBIA)
     6.550%, 12/01/06                        300             327
   State, Washington Township, Board
     of Education (GO) (MBIA)
     5.000%, 02/01/03                        500             522
   State, Wastewater Treatment
     Trust (RB)
     6.000%, 07/01/10                        955           1,016
     5.000%, 09/01/17                        400             404
   State, Wastewater Treatment Trust,
     Series A (RB)
     5.000%, 09/01/06                        450             479
   State, Woodbridge Township,
     Pre-Refunded @ 101 (RB) (A)
     6.800%, 08/01/04                        250             265
   State, Woodbridge Township,
     Series A (GO)
     4.650%, 09/15/05                        100             104
   State, Woodbridge Township,
     Series C (GO)
     4.650%, 09/15/05                        100             104
   Stony Brook, Sewer Authority (RB)
     4.500%, 12/01/00                        500             509
   Vineland, Additional State School
     Building Aid (GO)
     8.500%, 05/01/01                        100             111
   Wanaque Valley, Sewer Authority,
     Series B (RB) (AMBAC)
     5.100%, 09/01/03                        300             316
   Warren County, Municipal Utilities
     Authority, Wastewater Treatment
     Project (RB)
     5.050%, 12/01/04                        225             237
   Warren County, Pollution Control
     Finance Authority, Resource
     Recovery Project (RB) (MBIA)
     6.150%, 12/01/02                        210             227
   Warren County, Pollution Control
     Finance Authority, Series B
     (RB) (MBIA)
     5.700%, 12/01/03                        300             321

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Warren Hills, Regional School
     District Authority,
     Pre-Refunded @ 100 (COP) (A)
     7.100%, 12/15/99                   $    230        $    234
   Washington Township (GO) (MBIA)
     5.000%, 02/01/06                        250             264
   Washington Township, Board of
     Education Authority (MBIA)
     7.500%, 09/01/00                        500             532
   Washington Township, Fire District
     Authority (GO) (FGIC)
     4.700%, 01/01/06                        300             309
   Wayne Township (GO)
     5.450%, 10/01/04                        250             259
   West Windsor Township (GO)
     6.000%, 10/15/05                        200             211
   Woodbridge Township, Sewer Utility
     Authority, Series B (GO)
     5.000%, 09/15/10                        250             259
                                                        --------
                                                         127,550
                                                        --------
New Mexico--0.2%
   State, Educational Assistance Bonds,
     Series A (RB) (AMBAC)
     6.700%, 04/01/02                        200             212
                                                        --------
New York--0.4%
   New York & New Jersey,
     Port Authority (RB) (MBIA)
     4.750%, 08/01/16                        500             481
                                                        --------
Pennsylvania--1.0%
   Delaware River Port Authority,
     Series B (RB) (MBIA)
     4.750%, 01/01/14                        480             474
     4.750%, 01/01/17                      1,000             973
                                                        --------
                                                           1,447
                                                        --------
Puerto Rico--4.6%
   Puerto Rico, Infrastructure
     Financing Authority
     (RB) (AMBAC)
     5.000%, 07/01/28                      1,000           1,003
   Puerto Rico, Series A (RB) (MBIA)
     5.000%, 10/01/22                      1,000           1,004
   Puerto Rico, Electric Power
     Authority (RB) (MBIA)
     4.900%, 07/01/05                      1,000           1,058
   Puerto Rico, Electric Power
     Authority, Series V (RB)
     5.600%, 07/01/03                         80              86


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

New Jersey Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Puerto Rico, Electric Power
     Authority, Series Y (RB) (MBIA)
     6.500%, 07/01/06                   $    500        $    581
   Puerto Rico, Housing Banking
     and Finance Agency,
     Single Family Mortgage
     Project (RB)
     7.100%, 12/01/99                        220             222
   Puerto Rico, Housing Revenue (RB)
     7.100%, 06/01/99                         65              65
   Puerto Rico, Public Buildings
     Authority, Series A (RB) (AMBAC)
     4.500%, 07/01/01                        200             205
   Puerto Rico, Telephone Authority,
     Series M (RB)
     5.000%, 01/01/02                        500             516
     5.400%, 01/01/08                        260             274
   Puerto Rico, Telephone Authority,
     Series M (RB) (AMBAC)
     5.050%, 01/01/04                        590             620
   Puerto Rico, Telephone Authority,
     Series N (RB)
     5.100%, 01/01/04                        395             415
   Puerto Rico, Tourist and
     Environmental (RB)
     5.250%, 08/01/06                        200             213
                                                        --------
                                                           6,262
                                                        --------
Guam--0.5%
   Guam Government,
     Water System (RB)
     6.850%, 07/01/99                        375             382
     6.950%, 07/01/00                        250             262
                                                        --------
                                                             644
                                                        --------
Total Municipal Bonds
   (Cost $131,134)                                       136,596
                                                        --------
Total Investments--100.1%
   (Cost $131,134)                                       136,596
                                                        --------
Other Assets and Liabilities, Net--(0.1%)                    (74)
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                                            Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 10,971,182 outstanding shares
     of beneficial interest                             $114,591
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,535,497 outstanding shares
     of beneficial interest                               16,416
   Accumulated net realized gain
     on investments                                           53
   Net unrealized appreciation on investments              5,462
                                                        --------
Total Net Assets--100.0%                                $136,522
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  10.92
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  10.88
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($10.88 / 97%)                  $  11.22
                                                        ========

(A) Pre-Refunded Security -- The Maturity date shown is the Pre-Refunded date. AMT -- Alternative Minimum Tax
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
AMBAC -- American Municipal Bond Assurance Company
FGIC -- Federal Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Intermediate-Term Government Securities Fund

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations--65.5%
   U.S. Treasury Notes
     7.500%, 10/31/99                   $    300        $    307
     5.500%, 02/29/00                        500             505
     7.125%, 02/29/00                        550             565
     6.875%, 03/31/00                      1,300           1,334
     5.500%, 05/31/00                      1,400           1,416
     5.875%, 06/30/00                        500             509
     5.750%, 10/31/00                      1,500           1,529
     5.625%, 11/30/00                      1,000           1,018
     6.250%, 04/30/01                        700             725
     6.625%, 06/30/01                      1,000           1,046
     6.500%, 08/31/01                      2,000           2,093
     6.125%, 12/31/01                      1,000           1,040
     6.250%, 01/31/02                      1,000           1,045
     6.250%, 02/28/02                      1,000           1,046
     6.250%, 06/30/02                      2,000           2,099
     5.500%, 01/31/03                      1,750           1,801
     5.500%, 02/28/03                      1,000           1,029
     5.500%, 05/31/03                      1,000           1,032
     5.375%, 06/30/03                      1,250           1,286
                                                        --------
Total U.S. Treasury Obligations
   (Cost $20,698)                                         21,425
                                                        --------

U.S. Government Agency Obligations--32.6%
   Fannie Mae
     6.330%, 08/16/05                      1,000           1,004
   Federal Farm Credit Bank
     6.550%, 02/07/04                      1,000           1,061
   Federal Home Loan Bank
     4.980%, 09/15/00                      1,000           1,001
     5.600%, 10/28/02                      1,000             980
     7.000%, 12/04/02                      1,000           1,017
     6.220%, 06/15/05                      1,000           1,018
     7.190%, 09/10/07                        800             801
     6.450%, 07/29/08                        500             496
   Federal Home Loan Mortgage
     Corporation
     7.055%, 08/02/01                      1,000           1,013
   Federal National Mortgage
     Association
     6.900%, 01/22/02                        500             501
     7.370%, 05/14/03                        750             756
     7.600%, 05/24/06                      1,000           1,009
                                                        --------
Total U.S. Government
   Agency Obligations
   (Cost $10,625)                                         10,657
                                                        --------

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Cash Equivalents--1.0%
   SEI Liquid Asset Trust --
     Government Portfolio               $     53        $     53
   SEI Liquid Asset Trust --
     Treasury Portfolio                      254             254
                                                        --------
Total Cash Equivalents
   (Cost $307)                                               307
                                                        --------
Total Investments--99.1%
   (Cost $31,630)                                         32,389
                                                        --------
Other Assets and Liabilities, Net--0.9%                      305
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 3,030,762 outstanding shares
     of beneficial interest                               31,894
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 120,805 outstanding shares
     of beneficial interest                                1,479
   Undistributed net investment income                         5
   Accumulated net realized loss
     on investments                                       (1,443)
   Net unrealized appreciation
     on investments                                          759
                                                        --------
Total Net Assets--100.0%                                $ 32,694
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  10.37
                                                        ========
Net Asset Value Offering and Redemption
   Price Per Share -- Class A                           $  10.37
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($10.37 / 96%)                  $  10.80
                                                        ========

The accompanying notes are an integral part of the financial statements.

Pennsylvania Municipal Securities Fund
--------------------------------------------------------------------------------
Municipal Bonds--98.8%
New Jersey--2.7%
   Solanco School District
     (GO) (FGIC)
     5.200%, 02/15/14                      1,000           1,022
                                                        --------
Pennsylvania--94.2%
   Allegheny County, Hospital
     Development Authority
     (RB) (MBIA)
     5.600%, 04/01/13                        500             536


--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------
Statement of Net Assets

Pennsylvania Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Allegheny County, Hospital
     Development Authority,
     Pittsburgh Mercy Health System
     (RB) (AMBAC)
     5.500%, 08/15/10                   $    425        $    467
   Allegheny County, International
     Airport (RB) (MBIA)
     5.000%, 01/01/17                        750             744
   Allegheny County, Pennsylvania
     Hospital Development Authority,
     Catholic Health East,
     Series A (RB)
     4.875%, 11/15/18                      1,000             977
   Altoona, City Authority,
     Water Revenue (RB) (FGIC)
     5.050%, 11/01/11                        500             516
   Beaver County (GO) (MBIA)
     5.150%, 10/01/17                      1,000           1,007
   Bethlehem, Penn School
     District (GO) (FGIC)
     4.850%, 09/01/10                        200             205
   Bucks County, Water and Sewer
     Authority (RB) (FGIC)
     5.375%, 12/01/13                      1,000           1,031
   Chester County, Health and
     Education Facilities Authority,
     Jefferson Health Systems
     Series B (RB)
     5.375%, 05/15/27                        500             504
   Chester County, Health and
     Education Facilities Authority,
     Main Line Health Systems,
     Series A (RB)
     5.400%, 05/15/09                        500             524
   Dauphin County, School District
     (GO) (A)
     5.750%, 06/01/26                        450             489
   Delaware County, Pennsylvania
     Mercy Health Southeastern (RB)
     5.125%, 11/15/12                        500             526
   Emmaus, Pennsylvania East Pen
     School District (RB)
     5.050%, 11/15/16                        150             150
   Erie-Penn, Sewer Authority
     (RB) (AMBAC)
     5.000%, 06/01/18                        450             448
   Fairview, Penn School District
     (GO) (FGIC)
     5.050%, 02/15/11                        260             268
   Fort Cherry, School District
     (GO) (AMBAC)
     5.200%, 10/01/12                      1,000           1,017



--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Franklin County, Industrial
     Development Authority
     (RB) (AMBAC)
     5.000%, 07/01/18                   $    500        $    496
   Harrisburg (RB) (MBIA)
     5.600%, 09/15/11                        575             615
   Luzerne County (GO) (FGIC)
     5.600%, 12/15/16                        500             529
   Lycoming County, Hospital
     Authority (RB)
     5.375%, 11/15/10                        500             532
   Montgomery County, Abington
     Memorial Hospital (RB) (AMBAC)
     4.875%, 06/01/18                        500             491
   Moon Township, Municipal
     Authority, Water and Sewer (RB)
     3.875%, 12/01/02                          3               3
   Norristown (GO) (A)
     5.050%, 12/15/16                        140              55
   Northeastern Pennsylvania, Hospital
     and Educational Revenue
     (RB) (AMBAC)
     5.250%, 01/01/26                      1,000           1,015
   Penn-Trafford, School District
     (GO) (AMBAC)
     4.800%, 05/01/15                      1,000             986
   Philadelphia, Authority for
     Industrial Development,
     National Board of Medical
     Examiners Project (RB)
     6.500%, 05/01/05                        325             351
   Philadelphia, Authority for
     Industrial Development (RB)
     5.250%, 07/01/17                      1,250           1,261
   Philadelphia, Authority for
     Industrial Development
     (RB) (MBIA)
     4.900%, 06/01/12                        700             711
   Philadelphia, Hospital and
     Higher Education Facilities
     Authority, Children's Hospital
     Project, Series A (RB)
     5.375%, 02/15/14                        500             508
   Philadelphia, Hospital Authority,
     Saint Agnes Medical Center Project,
     Series A (RB) (MBIA)
     5.000%, 07/01/05                        865             869
   Philadelphia, School District
     (GO) (AMBAC)
     5.375%, 04/01/27                      1,200           1,223


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Pittsburgh, Urban Redevelopment
     Authority (RB)
     5.750%, 10/01/14                   $    100        $    105
   Pottsville, Hospital Authority
     Revenue (RB)
     5.000%, 08/15/12                      1,000           1,010
   Saint Mary Hospital Authority,
     Catholic Health Initiatives (RB)
     5.000%, 12/01/28                      1,000             961
   State, Convention Center Authority,
     Series A (RB) (FSA)
     6.250%, 09/01/04                        150             163
   State, Delaware River Joint
     Toll Bridge (RB) (FGIC)
     6.000%, 07/01/18                        625             652
   State, Higher Education Facilities
     Authority, Allegheny College
     (RB) (MBIA)
     4.700%, 11/01/10                        500             506
   State, Higher Education Facilities
     Authority, College and University
     Revenue (RB) (MBIA)
     5.000%, 11/01/07                        500             525
   State, Higher Education Facilities
     Authority, Drexel University
     (RB) (MBIA)
     4.500%, 05/01/13                      1,000             968
   State, Higher Education Facilities
     Authority (RB)
     4.500%, 07/15/18                      1,000             936
   State, Higher Education Facilities
     Authority (RB) (AMBAC)
     5.400%, 06/15/07                      1,000           1,049
   State, Higher Education Facilities
     Authority University, Health
     Services Project, Series A (RB)
     6.000%, 01/01/06                      1,000           1,095
   State, Higher Education Facilities
     Authority, University of
     Pennsylvania, Series A (RB)
     5.600%, 09/01/10                      1,000           1,069
   State, Hospital and Education
     Authority (RB) (FSA)
     5.625%, 10/01/18                        500             521
   State, Housing Finance
     Agency (RB)
     5.450%, 10/01/14                        500             511
     5.500%, 10/01/22                      1,000           1,018

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   State, Housing Finance Authority,
     Series 49 (RB)
     5.600%, 10/01/05                   $     75        $     79
   State, School Building Authority,
     Delaware County Community
     College (RB) (MBIA)
     5.200%, 04/01/08                        250             260
   State, Second Series (GO)
     5.250%, 06/15/09                      1,000           1,049
     5.000%, 10/15/15                      1,250           1,266
     5.000%, 10/15/16                      1,400           1,411
   State, Series A (COP) (AMBAC)
     5.000%, 07/01/15                      1,000             999
   Upper Merion, Pennsylvania Area
     School District (GO)
     5.000%, 07/15/15                        500             504
   Wilkes Barre, School District
     (GO) (FGIC)
     5.050%, 04/01/11                        185             191
                                                        --------
                                                          35,902
                                                        --------
Guam--1.9%
   Guam, Power Authority
     (RB) (AMBAC)
     6.000%, 10/01/09                        650             721
                                                        --------
Total Municipal Bonds
   (Cost $36,797)                                         37,645
                                                        --------

Cash Equivalent--0.2%
   Federated Pennsylvania
     Municipal Cash Trust                     78              78
                                                        --------
Total Cash Equivalent
   (Cost $78)                                                 78
                                                        --------
Total Investments--99.0%
   (Cost $36,875)                                         37,723
                                                        --------
Other Assets and Liabilities, Net--1.0%                      368
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Pennsylvania Municipal Securities Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 3,670,547 outstanding shares
     of beneficial interest                             $ 36,704
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 42,350 outstanding shares
     of beneficial interest                                  431
   Undistributed net investment income                         1
   Accumulated net realized gain
     on investments                                          107
   Net unrealized appreciation on investments                848
                                                        --------
Total Net Assets--100.0%                                $ 38,091
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  10.26
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  10.23
                                                        ========
Maximum Public Offering Price Per
   Share -- Class A ($10.23 / 97%) 3                    $  10.55
                                                        ========

(A) Zero Coupon Bond -- The rate reflected on the Statement of Net Assets represents the securities effective yield at purchase.
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond
The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets.
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

Equity Growth Fund
--------------------------------------------------------------------------------
Common Stocks--105.0%
Automobiles--1.6%
   Harley-Davidson                        70,000           3,316
                                                        --------
Banks--3.1%
   Northern Trust                         74,000           6,461
                                                        --------
Beauty Products--1.3%
   Colgate-Palmolive                      25,000           2,322
   Procter & Gamble                        5,000             457
                                                        --------
                                                           2,779
                                                        --------
Communications Equipment--8.0%
   Ericsson LM (ADR)                      25,000             598
   Lucent Technologies                    60,000           6,600
   Nokia Series A (ADR)                   80,000           9,635
                                                        --------
                                                          16,833
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Computers & Services--34.2%
   America Online*                       156,400        $ 25,024
   Ceridian*                              30,000           2,094
   Cisco Systems*                         98,250           9,119
   Compuware*                             50,000           3,906
   Dell Computer*                        122,400           8,958
   EMC*                                  105,000           8,925
   Microsoft*                             57,900           8,030
   Sungard Data Systems*                  84,300           3,346
   Yahoo!*                                10,000           2,369
                                                        --------
                                                          71,771
                                                        --------
Drugs--12.9%
   Bristol-Myers Squibb                   35,300           4,724
   Merck                                  25,000           3,692
   Pfizer                                 53,000           6,648
   Schering Plough                       110,800           6,122
   Warner-Lambert                         77,000           5,789
                                                        --------
                                                          26,975
                                                        --------
Entertainment--0.2%
   Walt Disney                            15,000             450
                                                        --------
Financial Services--3.4%
   Freddie Mac                           100,000           6,444
   Merrill Lynch                          10,000             667
                                                        --------
                                                           7,111
                                                        --------
Food, Beverage & Tobacco--1.3%
   Coca-Cola                              40,000           2,675
                                                        --------
Gas/Natural Gas--1.9%
   Enron                                  70,000           3,994
                                                        --------
Household Products--0.2%
   Illinois Tool Works                     5,000             290
                                                        --------
Insurance--4.9%
   American International Group           61,500           5,942
   Citigroup                              38,000           1,881
   Mony Group*                               100               3
   SunAmerica                             30,000           2,434
                                                        --------
                                                          10,260
                                                        --------
Machinery--3.4%
   General Electric                       70,000           7,144
                                                        --------
Marine Transportation--1.0%
   Carnival, Class A                      45,000           2,160
                                                        --------
Miscellaneous Consumer Services--0.5%
   Service International                  25,000             952
                                                        --------


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Miscellaneous Manufacturing--2.7%
   Tyco International                     75,247        $ 5,676
                                                        --------
Professional Services--5.2%
   Ims Health                             72,000           5,431
   Paychex                               105,000           5,401
                                                        --------
                                                          10,832
                                                        --------
Retail--8.3%
   Gap                                    80,475           4,527
   Home Depot                            110,800           6,780
   Starbucks*                              5,000             281
   Walgreen                              100,000           5,856
                                                        --------
                                                          17,444
                                                        --------
Semi-Conductors/Instruments--4.8%
   American Power Conversion*            100,000           4,844
   E-Tek Dynamics*                           400              11
   Intel                                  44,300           5,252
                                                        --------
                                                          10,107
                                                        --------
Telephones & Telecommunication--3.6%
   MCI WorldCom*                         105,530           7,572
                                                        --------
Wholesale--2.5%
   Gillette                               23,800           1,150
   Johnson & Johnson                      50,000           4,194
                                                        --------
                                                           5,344
                                                        --------
Total Common Stocks
   (Cost $125,691)                                       220,146
                                                        --------

Cash Equivalent--0.5%
   Aim Short-Term Prime
     Obligation                              934             934
                                                        --------
Total Cash Equivalent
   (Cost $934)                                               934
                                                        --------

Regulated Investment Company--2.7%
   S&P 500 Depository Receipt             46,400           5,722
                                                        --------
Total Regulated Investment Company
   (Cost $5,203)                                           5,722
                                                        --------
Total Investments--108.2%
   (Cost $131,847)                                       226,802
                                                        --------
Other Assets and Liabilities--(8.2%)
   Equity Swap Payable                                   (17,368)
   Other Assets and Liabilities, Net                         236
                                                        --------
Total Other Assets and Liabilities                       (17,132)
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 17,219,016 outstanding shares
     of beneficial interest                             $131,973
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 315,506 outstanding shares
     of beneficial interest                                3,277
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 531,353 outstanding shares
     of beneficial interest                                5,642
   Overdistributed net investment income                      (3)
   Accumulated net realized loss
     on investments                                       (8,926)
   Net unrealized appreciation
     on investments                                       94,955
   Net unrealized depreciation on Equity Swap
     Transaction (see note 10)                           (17,248)
                                                        --------
Total Net Assets--100.0%                                $209,670
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  11.61
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  11.52
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($11.52 / 94.5%)                $  12.19
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class B (1)                             $  11.41
                                                        ========
* Non-income producing security
(1) Class B has a contingent deferred sales charge.
ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Equity Value Fund
--------------------------------------------------------------------------------

Common Stocks--98.1%
Aircraft--1.7%
   United Technologies                    45,000           4,894
                                                        --------
Banks--6.1%
   Bank of New York                      150,000           6,037
   Chase Manhattan                        60,000           4,084
   First Union                            65,000           3,953
   J.P. Morgan                            30,000           3,152
                                                        --------
                                                          17,226
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Equity Value Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Chemicals--2.3%
   Air Products & Chemicals               75,000        $  3,000
   E.I. DuPont de Nemours                 65,000           3,449
                                                        --------
                                                           6,449
                                                        --------
Communications Equipment--3.0%
   Nokia (ADR)                            70,000           8,431
                                                        --------
Computers & Services--9.0%
   Compaq Computer*                      146,000           6,123
   Hewlett Packard                        65,000           4,440
   International Business
     Machines                             30,000           5,542
   Microsoft*                             65,000           9,015
                                                        --------
                                                          25,120
                                                        --------
Drugs--12.4%
   Bristol-Myers Squibb                   55,000           7,360
   Glaxo Wellcome PLC (ADR)               95,000           6,602
   Merck                                  48,000           7,089
   Pfizer                                 60,000           7,526
   SmithKline Beecham                     90,000           6,255
                                                        --------
                                                          34,832
                                                        --------
Electrical & Electronic Products--4.0%
   Emerson Electric                       65,000           3,932
   General Electric                       70,000           7,144
                                                        --------
                                                          11,076
                                                        --------
Electrical Utilities--1.3%
   FPL Group                              60,000           3,697
                                                        --------
Financial Services--5.7%
   American Express                       50,000           5,112
   Federal National Mortgage
     Association                          85,000           6,290
   Textron                                60,000           4,556
                                                        --------
                                                          15,958
                                                        --------
Food, Beverage & Tobacco--6.2%
   Bestfoods                              90,000           4,792
   Campbell Soup                          70,000           3,850
   PepsiCo                                95,000           3,889
   Sara Lee                              170,000           4,792
                                                        --------
                                                          17,323
                                                        --------
Gas/Natural Gas--2.5%
   Consolidated Natural Gas               60,000           3,240
   Enron                                  65,000           3,709
                                                        --------
                                                           6,949
                                                        --------
Household Products--4.8%
   Colgate-Palmolive                      60,000           5,572
   Procter & Gamble                       50,000           4,566
   Whirlpool                              60,000           3,323
                                                        --------
                                                          13,461
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Insurance--3.5%
   American International Group           60,000        $  5,798
   Citigroup                              80,000           3,960
                                                        --------
                                                           9,758
                                                        --------
Leisure Products--1.1%
   Mattel                                135,000           3,080
                                                        --------
Machinery--0.8%
   Deere                                  70,000           2,319
                                                        --------
Manufacturing--1.0%
   Minnesota Mining &
     Manufacturing                        40,000           2,845
                                                        --------
Paper & Paper Products--1.4%
   Kimberly Clark                         70,000           3,815
                                                        --------
Petroleum & Fuel Products--0.8%
   Schlumberger                           50,000           2,306
                                                        --------
Petroleum Refining--6.5%
   Amoco                                  65,000           3,835
   Exxon                                  65,000           4,753
   Mobil                                  65,000           5,663
   Royal Dutch Petroleum (ADR)            85,000           4,069
                                                        --------
                                                          18,320
                                                        --------
Printing & Publishing--5.4%
   Gannett                                85,000           5,483
   Time Warner                           155,000           9,620
                                                        --------
                                                          15,103
                                                        --------
Railroads--2.2%
   Burlington Northern Santa Fe          105,000           3,544
   Union Pacific                          60,000           2,704
                                                        --------
                                                           6,248
                                                        --------
Retail--1.9%
   Limited                                60,000           1,748
   Wal-Mart Stores, Inc.                  45,000           3,665
                                                        --------
                                                           5,413
                                                        --------
Semi-Conductors/Instruments--2.8%
   Intel                                  66,000           7,825
                                                        --------
Telephones & Telecommunication--11.7%
   Ameritech                             100,000           6,338
   BellSouth                             140,000           6,983
   Lucent Technologies                    85,500           9,405
   MCI WorldCom*                          53,000           3,803
   SBC Communications                    120,000           6,435
                                                        --------
                                                          32,964
                                                        --------
Total Common Stocks
   (Cost $187,163)                                       275,412
                                                        --------


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
U.S. Treasury Obligations--1.0%
   U.S. Treasury (STRIPS)
     5.355%, 02/15/01                      3,000        $  2,724
                                                        --------
Total U.S. Treasury Obligations
   (Cost $2,682)                                           2,724
                                                        --------

Repurchase Agreement--0.4%
   J.P. Morgan
     4.75%, dated 12/31/98, matures
     01/04/99, repurchase price
     $1,003,529 (collateralized by
     U.S. Treasury Bond, total
     market value $1,025,054) (A)          1,003           1,003
                                                        --------
Total Repurchase Agreement
   (Cost $1,003)                                           1,003
                                                        --------

Cash Equivalents--1.0%
   SEI Liquid Asset Trust --
     Government Portfolio                  1,614           1,614
   SEI Liquid Asset Trust --
     Treasury Portfolio                    1,309           1,309
                                                        --------
Total Cash Equivalents
   (Cost $2,923)                                           2,923
                                                        --------
Total Investments--100.5%
   (Cost $193,771)                                       282,062
                                                        --------
Other Assets and Liabilities, Net--(0.5%)                 (1,270)
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 15,251,613 outstanding shares
     of beneficial interest                              160,102
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,165,629 outstanding shares
     of beneficial interest                               14,493
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,235,359 outstanding shares
     of beneficial interest                               17,947
   Overdistributed net investment income                      (2)
   Accumulated net realized loss on investments              (39)
   Net unrealized appreciation on investments             88,291
                                                        --------
Total Net Assets--100.0%                                $280,792
                                                        ========

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  15.91
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  15.91
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($15.91 / 94.5%)                $  16.84
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $  15.85
                                                        ========
*Non-income producing security
(1) Class B has a contingent deferred sales charge.
(A) Tri-party repurchase agreement.
ADR -- American Depository Receipt
STRIPS -- Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.


Equity Income Fund
--------------------------------------------------------------------------------
Common Stocks--87.2%
Aircraft--1.9%
   United Technologies                    23,000           2,501
                                                        --------
Automotive--2.4%
   Dana                                   43,000           1,758
   Ford Motor                             25,000           1,467
                                                        --------
                                                           3,225
                                                        --------
Banks--7.0%
   Bank of New York                       89,000           3,582
   Chase Manhattan Bank                   36,000           2,450
   First Union                            35,000           2,128
   J.P. Morgan                            10,000           1,051
                                                        --------
                                                           9,211
                                                        --------
Chemicals--1.5%
   E.I. DuPont de Nemours                 38,000           2,016
                                                        --------
Drugs--14.0%
   American Home Products                 22,000           1,239
   Bristol-Myers Squibb                   26,000           3,479
   Glaxo Wellcome PLC (ADR)               36,000           2,502
   Merck                                  15,000           2,215
   Monsanto Aces*                         27,500           1,347
   Pfizer                                 21,000           2,634
   Pharmacia & Upjohn                     40,000           2,265
   SmithKline Beecham                     40,000           2,780
                                                        --------
                                                          18,461
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets/Schedule of Investments

Equity Income Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Electrical & Electronic Products--6.1%
   Emerson Electric                       29,000        $  1,754
   General Electric                       43,000           4,389
   Thomas & Betts                         45,000           1,949
                                                        --------
                                                           8,092
                                                        --------
Electrical Utilities--0.7%
   Southern                               30,000             872
                                                        --------
Environmental Services--1.0%
   Browning-Ferris Industries             45,000           1,280
                                                        --------
Financial Services--6.4%
   Federal National Mortgage
     Association                          17,000           1,258
   Healthcare Realty Trust                16,900             377
   Hospitality Properties Trust           20,000             482
   Household International                51,000           2,021
   Liberty Property Trust                 25,000             616
   SunAmerica                             14,942           1,212
   Textron                                33,000           2,506
                                                        --------
                                                           8,472
                                                        --------
Food, Beverage & Tobacco--5.2%
   Bestfoods                              37,000           1,970
   General Mills                          15,000           1,166
   Groupe Danone (ADR)                    30,000           1,688
   Sara Lee                               70,000           1,973
                                                        --------
                                                           6,797
                                                        --------
Gas/Natural Gas--4.8%
   Consolidated Natural Gas               40,000           2,160
   Enron                                  40,000           2,283
   Williams                               60,000           1,871
                                                        --------
                                                           6,314
                                                        --------
Glass Products--1.1%
   PPG Industries                         25,000           1,456
                                                        --------
Household Products--3.1%
   Colgate-Palmolive                      25,600           2,378
   Hubbell Class B                        44,000           1,672
                                                        --------
                                                           4,050
                                                        --------
Insurance--8.9%
   Allstate                               40,000           1,545
   American General                       25,000           1,950
   Exel Limited Class A                   27,000           2,025
   Lincoln National                       25,000           2,045
   Marsh & McLennan                       41,000           2,396
   St. Paul                               52,000           1,807
                                                        --------
                                                          11,768
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Marine Transportation--0.3%
   Knightsbridge Tankers Limited          22,500        $    468
                                                        --------
Medical Products & Services--1.5%
   Baxter International                   31,000           1,994
                                                        --------
Paper & Paper Products--1.7%
   Kimberly Clark                         40,000           2,180
                                                        --------
Petroleum Refining--6.8%
   British Petroleum (ADR)                28,000           2,660
   Chevron                                22,000           1,825
   Mobil                                  30,000           2,614
   Texaco                                 35,000           1,851
                                                        --------
                                                           8,950
                                                        --------
Printing & Publishing--4.1%
   Hollinger International                67,000             934
   McGraw-Hill                            32,000           3,260
   Readers Digest                         46,000           1,196
                                                        --------
                                                           5,390
                                                        --------
Railroads--1.0%
   Burlington Northern Santa Fe           39,000           1,316
                                                        --------
Retail--1.7%
   Limited                                75,000           2,184
                                                        --------
Telephones & Telecommunication--6.0%
   AT&T                                   27,000           2,032
   Bell Atlantic                          26,000           1,378
   BellSouth                              73,000           3,641
   GTE                                    13,000             845
                                                        --------
                                                           7,896
                                                        --------
Total Common Stocks
   (Cost $88,504)                                        114,893
                                                        --------

Preferred Stocks--5.9%
   Aetna                                  18,000           1,369
   Airtouch Communications                17,500           1,803
   Conseco Financial Trust                22,000             561
   El Paso Energy Capital Trust           29,000           1,388
   Ingersoll-Rand                         35,000             831
   Mattel                                 41,500             405
   Union Pacific Captial Trust (A)        30,000           1,388
                                                        --------
Total Preferred Stocks
   (Cost $7,036)                                           7,745
                                                        --------


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                        Face Amount       Market
Description                            (000)/Shares     Value (000)
--------------------------------------------------------------------------------
Convertible Bonds--2.5%
   Newell Financial Trust I
     5.25%, 12/01/27                    $      5        $    263
   Newell Financial Trust I (A)
     5.25%, 12/01/27                          30           1,575
   PetSmart
     6.750%, 11/01/04                        500             691
   U.S. Filter
     4.500%, 12/15/01                        800             753
                                                        --------
Total Convertible Bonds
   (Cost $3,124)                                           3,282
                                                        --------

U.S. Treasury Obligation--0.3%
   U.S. Treasury Note
     5.625%, 10/31/99                        365             368
                                                        --------
Total U.S. Treasury Obligation
   (Cost $365)                                               368
                                                        --------

Cash Equivalents--4.3%
   SEI Liquid Asset Trust --
     Prime Obligation                      3,178           3,178
   S&P 500 Depository Receipt (RIC)           20           2,466
                                                        --------
Total Cash Equivalents
   (Cost $5,626)                                           5,644
                                                        --------
Total Investments--100.2%
   (Cost $104,655)                                       131,932
                                                        --------
Other Assets and Liabilities, Net--(0.2%)                   (251)
                                                        --------

Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 6,766,774 outstanding shares
     of beneficial interest                               68,453
   Portfolio Shares of Class A (unlimited
      authorization -- no par value) based
     on 1,295,851 outstanding shares
     of beneficial interest                               16,113
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,356,165 outstanding shares
     of beneficial interest                               19,464
   Overdistributed net investment income                    (436)
   Accumulated net realized gain
     on investments                                          810
   Net unrealized appreciation on investments             27,277
                                                        --------
Total Net Assets--100.0%                                $131,681
                                                        ========

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  13.98
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  14.01
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($14.01 / 94.5%)                $  14.83
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $  13.94
                                                        ========
*Non-income producing security.
(1) Class B has a contingent deferred sales charge.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions normally exempt from registration to qualified institutional investors.
ADR -- American Depository Receipt
RIC -- Registered Investment Company

The accompanying notes are an integral part of the financial statements.

Equity Index Fund
--------------------------------------------------------------------------------
Mutual Fund--91.2%
   SEI S&P 500 Index Portfolio               151           5,823
                                                        --------
Total Mutual Fund
   (Cost $5,413)                                           5,823
                                                        --------
Total Investments--91.2%
   (Cost $5,413)                                           5,823
                                                        ========

The accompanying notes are an integral part of the financial statements.

Mid Cap Fund
--------------------------------------------------------------------------------
Common Stocks--89.7%
Apparel/Textiles--1.2%
   U.S. Industries                         6,750             126
                                                        --------
Automotive--2.1%
   Cooper*                                11,100             230
                                                        --------
Banks--3.3%
   First Tennessee National                5,000             190
   Sovereign Bancorp                      12,000             171
                                                        --------
                                                             361
                                                        --------
Broadcasting, Newspapers &
   Advertising--0.9%
   Antec*                                  5,000             101
                                                        --------
Chemicals--1.0%
   Cytec Industries*                       5,000             106
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Mid Cap Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Communications Equipment--3.2%
   ADC Telecommunications*                 6,500        $    226
   Ascend Communications*                  2,000             132
                                                        --------
                                                             358
                                                        --------
Computers & Services--3.4%
   Sungard Data Systems*                   9,350             371
                                                        --------
Drugs--6.4%
   Centocor*                               6,000             271
   ICN Pharmaceuticals                     3,100              70
   Watson Pharmaceuticals*                 5,750             362
                                                        --------
                                                             703
                                                        --------
Financial Services--0.2%
   Firstplus Financial Group*              7,200              20
                                                        --------
Household Products--3.7%
   Danaher                                 7,500             407
                                                        --------
Insurance--3.5%
   Amerin*                                 4,800             113
   Delphi Financial Group*                 5,304             278
                                                        --------
                                                             391
                                                        --------
Leisure Products--1.2%
   Tiffany & Company                       2,500             130
                                                        --------
Medical Products & Services--4.0%
   Biomet*                                 5,600             225
   NovaCare*                              13,200              33
   PSS World Medical*                      8,000             184
                                                        --------
                                                             442
                                                        --------
Miscellaneous Business Services--20.9%
   Cendant*                               10,800             206
   Corrections Corporation of America*     5,000              88
   Electronic Arts*                        6,300             354
   Envoy*                                  6,500             379
   Inprise*                               15,000              83
   Network Associates*                     6,400             424
   Parametric Technology*                 11,200             182
   Premiere Technologies*                 17,500             129
   QuadraMed*                              6,000             123
   U.S. Filter*                            8,000             183
   Whitman                                 6,250             159
                                                        --------
                                                           2,310
                                                        --------
Miscellaneous Consumer Services--2.7%
   Stewart Enterprises Class A            13,300             296
                                                        --------
Petroleum & Fuel products--1.6%
   Noble Drilling*                         5,200              67
   Petroleum Geo Services (ADR)*           7,000             110
                                                        --------
                                                             177
                                                        --------

--------------------------------------------------------------------------------
                                        Shares/Face       Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Petroleum Refining--2.1%
   Tosco                                   5,000        $    129
   Valero Energy                           5,000             106
                                                        --------
                                                             235
                                                        --------
Professional Services--3.7%
   Devry*                                 13,500             413
                                                        --------
Retail--9.3%
   Cracker Barrel Old Country Stores*      5,000             117
   Pier 1 Imports                         17,500             170
   Piercing Pagoda*                       16,200             158
   Rainforest Cafe*                       21,600             131
   Stage Stores*                           9,000              84
   Tech Data*                              7,000             282
   Toys "R" Us*                            5,000              84
                                                        --------
                                                           1,026
                                                        --------
Semi-Conductors/Instruments--4.0%
   American Power Conversion*              5,000             242
   Xilinx*                                 3,000             195
                                                        --------
                                                             437
                                                        --------
Specialty Machinery--2.2%
   SLI*                                    8,800             244
                                                        --------
Testing Laboratories--3.9%
   Chiron*                                16,500             432
                                                        --------
Trucking--2.0%
   Suiza Foods*                            4,400             224
                                                        --------
Wholesale--3.2%
   Cardinal Health                         4,650             353
                                                        --------
Total Common Stocks
   (Cost $7,635)                                           9,893
                                                        --------

U.S. Treasury Obligation--2.7%
   U.S. Treasury Bill (A)
     4.402%, 01/21/99                   $    300             299
                                                        --------
Total U.S. Treasury Obligation
   (Cost $299)                                               299
                                                        --------

Cash Equivalents--7.7%
   SEI Liquid Asset Trust --
     Government Portfolio                    430             430
   SEI Liquid Asset Trust --
     Treasury Portfolio                      421             421
                                                        --------
Total Cash Equivalents
   (Cost $851)                                               851
                                                        --------
Total Investments--100.1%
   (Cost $8,785)                                          11,043
                                                        --------
Other Assets and Liabilities, Net--(0.1%)                    (14)
                                                        --------


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 1,030,848 outstanding shares
     of beneficial interest                             $  8,868
   Accumulated net realized loss
     on investments                                          (97)
   Net unrealized appreciation on investments              2,258
                                                        --------
Total Net Assets--100.0%                                $ 11,029
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  10.70
                                                        ========

* Non-income producing security
(A) The rate reflected on the Statement of Net Assets represents the security's discount rate at purchase.
ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

Balanced Fund
--------------------------------------------------------------------------------
Common Stocks--68.3%
Aircraft--1.9%
   Allied Signal                          28,000           1,241
                                                        --------
Apparel/Textiles--1.3%
   U.S. Industries                        45,000             838
                                                        --------
Banks--6.7%
   Bank of New York                       16,000             644
   BankAmerica                            19,000           1,142
   Chase Manhattan Bank                   16,000           1,089
   First Union                            23,000           1,399
                                                        --------
                                                           4,274
                                                        --------
Chemicals--2.8%
   Air Products & Chemicals               23,000             920
   E.I. DuPont de Nemours                 17,000             902
                                                        --------
                                                           1,822
                                                        --------
Computers & Services--9.9%
   3Com*                                  25,000           1,120
   Cisco Systems*                         17,000           1,578
   Compaq Computer*                       31,000           1,300
   Dell Computer*                         20,000           1,464
   Microsoft*                              6,000             832
                                                        --------
                                                           6,294
                                                        --------
Drugs--8.2%
   Bristol-Myers Squibb                    6,000             803
   Glaxo Wellcome PLC (ADR)               10,000             695
   Merck                                   5,500             812
   Monsanto Aces*                         22,100           1,083

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
   Pfizer                                 10,000        $  1,254
   SmithKline Beecham                      8,000             556
                                                        --------
                                                           5,203
                                                        --------
Electrical & Electronic Products--2.1%
   General Electric                       13,000           1,327
                                                        --------
Entertainment--0.7%
   Walt Disney                            15,000             450
                                                        --------
Financial Services--6.3%
   American Express                        6,000             613
   Federal National Mortgage
     Association                          16,000           1,184
   Morgan Stanley, Dean Witter,
     Discover                             13,000             923
   Textron                                16,850           1,279
                                                        --------
                                                           3,999
                                                        --------
Food, Beverage & Tobacco--1.7%
   PepsiCo                                26,000           1,064
                                                        --------
Gas/Natural Gas--1.5%
   Williams                               30,000             936
                                                        --------
Insurance--2.7%
   American International Group            6,000             580
   Citigroup                              22,500           1,114
                                                        --------
                                                           1,694
                                                        --------
Leisure Products--1.1%
   Mattel                                 30,000             684
                                                        --------
Machinery--3.2%
   Ingersoll-Rand                         26,000           1,220
   U.S. Filter*                               35             801
                                                        --------
                                                           2,021
                                                        --------
Miscellaneous Consumer Services--1.7%
   Service International                  29,000           1,104
                                                        --------
Paper & Paper Products--1.7%
   Kimberly Clark                         20,000           1,090
                                                        --------
Petroleum Refining--2.2%
   Amoco                                   8,000             472
   Exxon                                   6,000             439
   Mobil                                   6,000             523
                                                        --------
                                                           1,434
                                                        --------
Professional Services--0.2%
   Halliburton                             5,000             148
                                                        --------
Railroads--1.0%
   Burlington Northern Santa Fe           19,500             658
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

Balanced Fund (continued)

--------------------------------------------------------------------------------
                                        Shares/Face       Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Retail--1.1%
   Limited                                25,000        $    728
                                                        --------
Semi-Conductors/Instruments--2.2%
   Intel                                  12,000           1,423
                                                        --------
Telephones & Telecommunication--5.1%
   Lucent Technologies                    15,000           1,650
   MCI WorldCom*                          22,000           1,578
                                                        --------
                                                           3,228
                                                        --------
Trucking--1.4%
   CNF Transportation                     23,000             864
                                                        --------
Wholesale--1.6%
   Johnson & Johnson                      12,000           1,006
                                                        --------
Total Common Stocks
   (Cost $31,131)                                         43,530
                                                        --------

Corporate Bonds--12.0%
Banks--2.5%
   Bank One Texas
     6.250%, 02/15/08                   $  1,000           1,046
   First Chicago NBD Bancorp
     7.125%, 05/15/07                        500             556
   National City Bank of Cleveland
     7.100%, 09/25/12                        400             417
                                                        --------
                                                           2,019
                                                        --------
Financial Services--1.3%
   Bear Stearns
     6.625%, 10/01/04                        800             820
                                                        --------
Industrial--5.8%
   Amoco
     6.250%, 10/15/04                      1,000           1,055
   Browning-Ferris
     6.375%, 01/15/08                        500             505
   McDonald's
     6.500%, 08/01/07                      1,000           1,077
   Philip Morris
     9.250%, 02/15/00                        100             104
   Sara Lee (MTN)
     6.000%, 01/15/08                        950             981
                                                        --------
                                                           3,722
                                                        --------

--------------------------------------------------------------------------------
                                         Face Amount      Market
Description                             (000)/Shares    Value (000)
--------------------------------------------------------------------------------
Utilities--1.7%
   GTE
     6.460%, 04/15/08                   $  1,000        $  1,059
                                                        --------
Total Corporate Bonds
   (Cost $7,245)                                           7,620
                                                        --------

U.S. Treasury Obligations--7.6%
   U.S. Treasury Bond
     5.250%, 11/15/28                        500             512
   U.S. Treasury Notes
     5.750%, 11/15/00                        800             816
     5.500%, 03/31/03                        500             515
     5.625%, 02/15/06                        200             212
     6.625%, 05/15/07                      1,000           1,127
     6.125%, 08/15/07                      1,500           1,641
                                                        --------
Total U.S. Treasury Obligations
   (Cost $4,510)                                           4,823
                                                        --------

U.S. Government Agency Obligations--10.3%
   Federal Farm Credit Bank
     6.000%, 01/07/08                      1,000           1,046
   Federal Home Loan Bank
     5.080%, 10/14/05                      1,000             991
     5.385%, 11/10/08                        900             902
     5.655%, 12/18/08                        500             512
   Federal Home Loan Mortgage
     Corporation
     6.704%, 01/09/07                        500             545
   Federal National Mortgage
     Association
     5.750%, 04/15/03                      2,000           2,057
     7.760%, 08/02/06                        500             509
                                                        --------
Total U.S. Government Agency
   Obligations
   (Cost $6,392)                                           6,562
                                                        --------

Cash Equivalents--0.5%
   SEI Liquid Asset Trust --
     Government Portfolio                     46              46
   SEI Liquid Asset Trust --
     Treasury Portfolio                      252             252
                                                        --------
Total Cash Equivalents
   (Cost $298)                                               298
                                                        --------
Total Investments--98.7%
   (Cost $49,576)                                         62,833
                                                        --------
Other Assets and Liabilities, Net--1.3%                      825
                                                        --------


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 2,121,117 outstanding shares
     of beneficial interest                             $ 20,542
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 815,181 outstanding shares
     of beneficial interest                                8,740
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 1,648,686 outstanding shares
     of beneficial interest                               21,088
   Overdistributed net investment income                      (2)
   Accumulated net realized gain
     on investments                                           33
   Net unrealized appreciation on investments             13,257
                                                        --------
Total Net Assets--100.0%                                $ 63,658
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  13.91
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  13.93
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($13.93 / 94.5%)                $  14.74
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $  13.84
                                                        ========
* Non-income producing security.
(1) Class B has a contingent deferred sales charge.
ADR -- American Depository Receipt
MTN -- Medium Term Note

The accompanying notes are an integral part of the financial statements.

International Equity Fund
--------------------------------------------------------------------------------
Foreign Common Stocks--91.0%
Belgium--1.2%
   Barco N.V.                                850             240
                                                        --------
Denmark--0.5%
   Bang & Olufsen Holding, Series B        1,700             104
                                                        --------
Finland--0.8%
   Nokia ADR, Series A                     1,250             151
                                                        --------
France--11.1%
   Axa                                     3,000             434
   BIC                                     1,800             100

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
   CGIP                                    4,000        $    220
   Dassault Systemes                       5,000             235
   L'Oreal                                   300             217
   Louis Vuitton Moet Hennessy             1,000             198
   Scor                                    5,000             330
   Societe Generale, Series A              1,660             268
   Total, Series B                         2,049             207
                                                        --------
                                                           2,209
                                                        --------
Germany--5.2%
   Allianz - Registered                      700             256
   Axa Colonia Konzern                     1,000             113
   Bayerische Motoren Werke                  200             155
   Mannesmann - Registered                 2,234             256
   Muenchener Rueckversicherungs -
     Registered                              500             242
                                                        --------
                                                           1,022
                                                        --------
Hong Kong--1.2%
   HSBC Holdings                           6,900             174
   Sun Hung Kai Properties                 9,161              67
                                                        --------
                                                             241
                                                        --------
Ireland--5.2%
   Allied Irish Banks                     12,000             215
   Allied Irish Banks (GBP)               10,972             195
   Bank of Ireland                         8,000             178
   CRH                                     6,000             104
   Elan Group ADR*                         4,000             278
   Greencore Group                        15,000              68
                                                        --------
                                                           1,038
                                                        --------
Japan--17.5%
   Bank of Tokyo-Mitsubishi                8,000              83
   Bridgestone                            14,000             318
   Credit Saison                          12,000             296
   Fuji Photo Film                         7,000             260
   Hoya                                    4,000             195
   Ito-Yokado                              4,000             280
   Murata Manufacturing                    3,000             125
   Nintendo                                3,000             291
   NTT Data                                   14              70
   Rohm                                    4,000             364
   Sony                                    2,100             153
   Takeda Chemical Industries             15,000             578
   Tokyo Broadcasting System              10,000             112
   Tokyo Electron                          5,000             190
   Yasuda Fire & Marine Insurance         30,000             144
                                                        --------
                                                           3,459
                                                        --------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Net Assets

International Equity Fund (continued)

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Malaysia--0.1% (2)
   Genting                                 2,000        $      4
   Telekom Malaysia                        3,000               8
   YTL                                     5,000               7
                                                        --------
                                                              19
                                                        --------
Netherlands--10.0%
   Aegon ARS                               7,000             856
   ASM Lithography Holding*                5,000             153
   Getronics                               2,500             124
   Heineken                                3,000             180
   ING Groep                               3,751             228
   Philips Electronics                     2,800             188
   Vedior - CVA                            5,000              98
   Vendex                                  6,033             146
                                                        --------
                                                           1,973
                                                        --------
Portugal--0.5%
   Telecel-Comunicacoes Pessoais             500             102
                                                        --------
Singapore--1.4%
   Jardine Strategic Holdings             75,000             109
   Singapore Press Holdings               16,000             174
                                                        --------
                                                             283
                                                        --------
Spain--0.8%
   Banco Popular Espanol                   2,000             151
                                                        --------
Sweden--6.0%
   ABB, Series B                          20,000             212
   Assa Abloy, Series B                    8,000             305
   Astra, Series B                        10,000             203
   Bure Investment Aktiebolaget            7,000              99
   Hennes & Mauritz, Series B              3,500             285
   OM Gruppen                              7,000              88
                                                        --------
                                                           1,192
                                                        --------
Switzerland--12.2%
   Credit Suisse Group - Registered        2,500             391
   Nestle - Registered                       156             340
   Novartis - Registered                      50              98
   Pharma Vision 2000 - Bearer*              200             141
   Roche Holdings - Bearer                    10             181
   Roche Holding - Genusscheine               60             732
   Swiss Reinsurance - Registered            145             378
   Zurich Allied                             200             148
                                                        --------
                                                           2,409
                                                        --------

--------------------------------------------------------------------------------
                                                          Market
Description                               Shares        Value (000)
--------------------------------------------------------------------------------
Thailand--0.0%
   Siam Commercial Warrants*                 300        $     --
                                                        --------
United Kingdom--17.3%
   BP Amoco ADR                            2,256             202
   Capita Group                           15,000             138
   CGU                                    14,000             219
   Compass Group                          42,000             481
   Dixons Group                           18,000             253
   Hays                                   20,000             175
   Lloyds TSB Group                       15,000             213
   Misys                                  33,000             240
   Provident Financial                    10,000             147
   Rentokil Initial                       70,000             527
   Schroders                               4,000              73
   Siebe                                  35,000             138
   Vodafone Group                         14,000             227
   WPP Group                              28,000             170
   Zeneca Group                            5,000             217
                                                        --------
                                                           3,420
                                                        --------
Total Foreign Common Stocks
   (Cost $15,751)                                         18,013
                                                        --------

Foreign Preferred Stocks--2.2%
Brazil--0.0%
   CIA Vale do Rio Doce*                   2,000              --
                                                        --------
Germany--2.2%
   SAP                                       900             429
                                                        --------
Total Foreign Preferred Stocks
   (Cost $523)                                               429
                                                        --------

Cash Equivalent--6.8%
   UBOC Money Market Demand
     Deposit                               1,353           1,353
                                                        --------
Total Cash Equivalent
   (Cost $1,353)                                           1,353
                                                        --------
Total Investments--100.0%
   (Cost $17,627)                                         19,795
                                                        --------
Other Assets and Liabilities, Net--0.0%                        5
                                                        --------


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

--------------------------------------------------------------------------------
                                                          Market
Description                                             Value (000)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 1,683,087 outstanding shares
     of beneficial interest                             $ 17,457
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 51,480 outstanding shares
     of beneficial interest                                  502
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 28,114 outstanding shares
     of beneficial interest                                  316
   Undistributed net investment income                         1
   Accumulated net realized loss
     on investments                                         (646)
   Net unrealized appreciation on investments              2,168
   Net unrealized appreciation on foreign
     currency and translation of other assets
     and liabilities in foreign currency investments           2
                                                        --------
Total Net Assets--100.0%                                $ 19,800
                                                        ========

--------------------------------------------------------------------------------

Description                                               Value
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $  11.24
                                                        ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $  11.20
                                                        ========
Maximum Public Offering Price
   Per Share -- Class A ($11.20 divided by 94.5%)       $  11.85
                                                        ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $  11.08
                                                        ========

(1) Class B has a contingent deferred sales charge.

(2) The repatriation of proceeds received from the sale of these securities are subject to a levy depending upon the length of time the position has been held. This levy is applicable to securities purchased before February 15, 1999. The levy ranges from 30% to 0% and is based on the date the proceeds are repatriated. As a result, these securities are being treated as illiquid until September 1, 1999, when the levy is no longer in effect.
* Non-income producing security
ADR -- American Depository Receipts
ARS -- American Registered Shares
GBP -- Traded in Great British Pounds

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                                                              51

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (000)
as of December 31, 1998

                                                      ------------
                                                      Equity Index
                                                          Fund
                                                      ------------
Assets:
  Investments at value (cost $5,413)                    $5,823
  Capital shares sold                                      605
  Other assets                                              26
                                                        ------
    Total assets                                         6,454
                                                        ------
Liabilities:
  Capital shares redeemed                                   24
  Accrued expenses payable                                  31
  Other liabilities                                         11
                                                        ------
    Total liabilities                                       66
                                                        ------
      Total net assets                                   6,388
                                                        ------
Net Assets:
  Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 58,218 outstanding shares
    of beneficial interest                                 656
  Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 40,432 outstanding shares
    of beneficial interest                                 456
  Portfolio Shares of Class B (unlimited
    authorization -- no par value)
    based on 435,992 outstanding shares
    of beneficial interest                               4,844
  Overdistributed net investment income                     (2)
  Accumulated net realized gain on investments              24
  Net unrealized appreciation on investments               410
                                                        ------
      Total Net Assets -- 100.0%                        $6,388
                                                        ------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I                            $12.01
                                                        ------
Net Asset Value and Redemption Price
  Per Share -- Class A                                  $11.93
                                                        ------
Maximum Public Offering Price Per Share --
  Class A ($11.93 divided by 94.5%)                     $12.62
                                                        ------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class B (1)                        $11.94
                                                        ======

(1) Class B has a contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Statement of Operations (000)
For the year ended December 31, 1998

                                         ------------------------------------------------------------------------
                                         U.S. Treasury     Prime                   U.S. Treasury    Institutional
                                           Securities    Obligation   Tax-Exempt     Securities         Select
                                             Money         Money         Money       Plus Money         Money
                                             Market        Market        Market         Market          Market
                                              Fund          Fund          Fund           Fund            Fund
                                         ------------------------------------------------------------------------
Interest income:                            $32,501       $30,159        $3,280         $3,481          $6,322
                                         ------------------------------------------------------------------------
Expenses:
  Investment advisory fee                     2,185         1,910           322            100             114
  Less: Investment advisory fee waived           --            --           (40)           (97)            (27)
  Administration fee                          1,247         1,091           184            232             115
  Custody fee                                   156           136            23             17              29
  Transfer agency fee                            88           108            42             57              30
  Professional fees                              69            55            17             14              22
  Registration fees                              63            45            29              5              26
  Distribution fees (1)                          94           390            22             20              --
  Less: Distribution fee waived                  --          (144)           --             --              --
  Printing expense                               95            69            16             13              21
  Insurance and other expenses                   50            22             5              4              13
                                         ------------------------------------------------------------------------
  Total expenses, net                         4,047         3,682           620            365             343
                                         ------------------------------------------------------------------------
Net investment income                        28,454        26,477         2,660          3,116           5,979
  Net realized gain (loss)
    on investments                               16            --             6              1              (4)
                                         ------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                           $28,470       $26,477        $2,666         $3,117          $5,975
                                         ========================================================================

(1) Distribution fees are incurred at the Class A, Class B and Class S levels except for the U.S. Treasury Securities Plus Money Market Fund which incurs distribution fees at the Class I level.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations (000)
For the year ended December 31, 1998

                                            ------------------------------------------------------------------
                                                                                Intermediate-
                                                        High      New Jersey         Term         Pennsylvania
                                             Fixed     Yield       Municipal      Government        Municipal
                                            Income      Bond      Securities      Securities        Securities
                                             Fund     Fund (2)       Fund            Fund              Fund
                                            ------------------------------------------------------------------
Investment income:
  Dividend income                           $    --     $ --       $   --          $   --            $   --
  Interest income                            13,778       40        7,532           2,141             2,040
  Less: Foreign taxes withheld                   --       --           --              --                --
                                            ------------------------------------------------------------------
  Total income                               13,778       40        7,532           2,141             2,040
                                            ------------------------------------------------------------------
Expenses:
  Investment advisory fee                     1,304        3          870             206               241
  Less: Investment advisory fee waived         (237)      (3)        (171)            (59)              (64)
  Less: Reimbursement from Advisor               --      (12)          --              --                --
  Administration fee                            435        1          290              69                80
  Less: Administration fee waiver                --       (1)          --              --                --
  Custody fee                                    54       --           36               9                10
  Transfer agency fee                            85        9           60              34                32
  Professional fees                              32       --           24               6                 8
  Registration fees                              11        1            7               2                 3
  Distribution fees (1)                          37        4           45               3                 1
  Printing expense                               38       --           25               6                 7
  Amortization of deferred
    organizational costs                         --        7           --              --                --
  Insurance and other expenses                   15       --           18               2                 5
                                            ------------------------------------------------------------------
  Total expenses, net of waivers              1,774        9        1,204             278               323
                                            ------------------------------------------------------------------
Net investment income (loss)                 12,004       31        6,328           1,863             1,717
  Net realized gain (loss)
    on investments                            1,421       10          691              75               781
  Net realized loss on foreign currency
    transactions and foreign
    currency contracts                           --       --           --              --                --
  Net change in unrealized appreciation
    on foreign currency and translation
    of other assets and liabilities
    denominated in foreign currency              --       --           --              --                --
  Net change in unrealized appreciation
    (deprecation) on investments              2,946       (3)        (217)            286              (632)
                                            ------------------------------------------------------------------
Net increase in net assets resulting
  from operations                           $16,371     $ 38       $6,802          $2,224            $1,866
                                            ==================================================================


(1) All distribution fees are incurred at the Class A and Class B levels.
(2) The High Yield Bond Fund commenced operations on September 11, 1998.
(3) The Equity Index Fund commenced operations on September 3, 1998.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


--------------------------------------------------------------------------------

 Equity    Equity     Equity     Equity                            International
 Growth     Value     Income     Index       Mid Cap    Balanced      Equity
  Fund      Fund       Fund      Fund (3)     Fund        Fund         Fund
--------------------------------------------------------------------------------
$ 1,071    $ 3,678    $ 3,124    $ --       $     49     $  424     $  238
    141        337        596       2             18      1,028         87
     --         --         --      --             --         --        (22)
--------------------------------------------------------------------------------
  1,212      4,015      3,720       2             67      1,452        303
--------------------------------------------------------------------------------

  1,398      1,851        976       5            160        382        158
   (494)      (667)      (398)     (5)           (90)      (192)       (35)
     --         --         --     (16)            --         --         --
    373        494        260       1             43        102         32
     --         --         --      (1)            --         --         --
     47         62         33      --              5         13         27
     72        121        110      11             39         77         48
     38         38         22      --              5          9         (1)
      5          6          7       2              2          5         (1)
     29        168        198       6              8        145          4
     35         44         23      --              4          9          1

     --         --         --       8             --         --          3
     18         16          9      --              2          3          5
--------------------------------------------------------------------------------
  1,521      2,133      1,240      11            178        553        241
--------------------------------------------------------------------------------
   (309)     1,882      2,480      (9)          (111)       899         62

 (5,880)     5,983      3,428      35         14,564        115       (120)


     --         --         --      --             --         --        (74)



     --         --         --      --             --         --          2

 58,491     51,377      5,961     410        (11,839)     7,599      1,939
--------------------------------------------------------------------------------

$52,302    $59,242    $11,869    $436       $  2,614     $8,613     $1,809
================================================================================

--------------------------------------------------------------------------------
                                                                              55

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (000)

For the years ended December 31                 ------------------------------------------------------------------
Money Market Funds                                    U.S. Treasury                       Prime Obligation
                                                        Securities                           Money Market
                                                     Money Market Fund                            Fund
                                                ------------------------------------------------------------------
                                                     1998           1997                1998             1997
                                                ------------------------------------------------------------------
Investment activities:
  Net investment income                         $  28,454       $  21,893            $  26,477         $  21,711
  Net realized gain (loss) on investments              16             114                   --                --
                                               -------------------------------------------------------------------
  Net increase in net assets resulting
   from operations                                 28,470          22,007               26,477            21,711
                                               -------------------------------------------------------------------
Distributions to shareholders:
  Net investment income:
    Class I                                       (26,771)        (21,651)             (23,045)          (20,773)
    Class A                                        (1,683)           (242)                (824)             (693)
    Class B                                            --              --                   (2)              --
    Class S                                            --              --               (2,606)             (245)
  Realized capital gains:
    Class I                                            --              --                   --                --
    Class A                                            --              --                   --                --
    Class B                                            --              --                   --                --
    Class S                                            --              --                   --                --
                                               -------------------------------------------------------------------
      Total distributions                         (28,454)        (21,893)             (26,477)          (21,711)
                                               -------------------------------------------------------------------
Share transactions (all at $1.00 per share):
  Class I:
    Shares issued                               2,999,005       1,263,191            1,084,578           796,652
    Shares issued in lieu of
      cash distributions                              223             271                4,417             3,999
    Shares redeemed                            (2,683,531)     (1,281,107)            (889,840)         (801,385)
                                              --------------------------------------------------------------------
      Net Class I share transactions              315,697         (17,645)             199,155              (734)
                                              --------------------------------------------------------------------
  Class A:
    Shares issued                                 136,282          24,231               54,056            44,915
    Shares issued in lieu of cash distributions       100             129                  755               682
    Shares redeemed                               (80,466)        (15,373)             (68,159)          (39,430)
                                              --------------------------------------------------------------------
      Net Class A share transactions               55,916           8,987              (13,348)            6,167
                                              --------------------------------------------------------------------
  Class B:
    Shares issued                                      --              --                  228                10
    Shares issued in lieu of cash distributions        --              --                    2                --
    Shares redeemed                                    --              --                  (94)               --
                                              --------------------------------------------------------------------
      Net Class B share transactions                   --              --                  136                10
                                              --------------------------------------------------------------------
  Class S:
    Shares issued                                      --              --              164,522             39,261
    Shares issued in lieu of cash distributions        --              --                   --                 --
    Shares redeemed                                    --              --              (95,064)            (8,741)
                                              --------------------------------------------------------------------
      Net Class S share transactions                   --              --               69,458             30,520
                                              --------------------------------------------------------------------
  Increase/(decrease) in net assets from
    share transactions                            371,613          (8,658)             255,401             35,963
                                              --------------------------------------------------------------------
  Total increase/(decrease) in net assets         371,629          (8,544)             255,401             35,963
                                              --------------------------------------------------------------------
Net Assets:
  Beginning of period                             499,688         508,232              448,733            412,770
                                              --------------------------------------------------------------------
Net Assets:
  End of period                                $  871,317      $  499,688            $ 704,134          $ 448,733
                                              ====================================================================

(1) The Institutional Select Money Market Fund commenced operations on July 1, 1997.
    Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
56

-------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


------------------------------------------------------------------------------------------------------------
                 Tax-Exempt                        U.S. Treasury                  Institutional
                Money Market                      Securities Plus                  Select Money
                   Fund                          Money Market Fund                Market Fund(1)
------------------------------------------------------------------------------------------------------------
            1998             1997              1998           1997               1998            1997
    --------------------------------------------------------------------------------------------------------
         $  2,660         $ 2,280           $ 3,116         $ 3,642           $ 5,979         $ 1,010
                6              (1)                1               1                (4)              1
    --------------------------------------------------------------------------------------------------------
            2,666           2,279             3,117           3,643             5,975           1,011
    --------------------------------------------------------------------------------------------------------

           (2,422)         (2,132)           (3,116)         (3,642)           (5,979)         (1,010)
             (239)           (148)               --              --                --              --
               --              --                --              --                --              --
               --              --                --              --                --              --

               --              --                --              --                --              --
               --              --                --              --                --              --
               --              --                --              --                --              --
               --              --                --              --                --              --
    ---------------------------------------------------------------------------------------------------------
           (2,660)         (2,280)           (3,116)         (3,642)           (5,979)         (1,010)
    ---------------------------------------------------------------------------------------------------------

          196,199         126,993           417,987         502,154           422,961          78,541
              470             508             2,657           3,189               (74)             74
         (125,880)       (119,483)         (426,081)       (501,859)         (354,314)        (17,094)
    ---------------------------------------------------------------------------------------------------------
           70,789           8,018            (5,437)          3,484            68,573          61,521
    ---------------------------------------------------------------------------------------------------------

           32,559          12,367                --              --                --              --
               75             110                --              --                --              --
          (24,798)         (7,822)               --              --                --              --
   ----------------------------------------------------------------------------------------------------------
            7,836           4,655                --              --                --              --
   ----------------------------------------------------------------------------------------------------------

              --               --                --              --                --              --
              --               --                --              --                --              --
              --               --                --              --                --              --
   ----------------------------------------------------------------------------------------------------------
              --               --                --              --                --              --
   ----------------------------------------------------------------------------------------------------------

              --               --                --              --                --              --
              --               --                --              --                --              --
              --               --                --              --                --              --
   ----------------------------------------------------------------------------------------------------------
              --               --                --              --                --              --
   ----------------------------------------------------------------------------------------------------------
          78,625           12,673            (5,437)          3,484            68,573          61,521
   ----------------------------------------------------------------------------------------------------------
          78,631           12,672            (5,436)          3,485            68,569          61,522
   ----------------------------------------------------------------------------------------------------------
          83,606           70,934            68,658          65,173            61,522              --
   ----------------------------------------------------------------------------------------------------------
       $ 162,237         $ 83,606          $ 63,222        $ 68,658          $130,091        $ 61,522
   ==========================================================================================================


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)

For the years ended December 31

                                                                                 --------------------------------
Fixed Income Funds                                                                           Fixed
                                                                                             Income
                                                                                              Fund
                                                                                 --------------------------------
                                                                                      1998               1997
                                                                                 --------------------------------
Investment activities:
         Net investment income                                                     $ 12,004          $ 14,044
         Net realized gain (loss) on investments                                      1,421               (81)
         Net change in unrealized appreciation (depreciation) on investments          2,946             3,905
                                                                                 --------------------------------
         Net increase in net assets resulting from operations                        16,371            17,868
                                                                                 --------------------------------
Distributions to shareholders:
  Net investment income:
   Class I                                                                          (11,648)          (13,798)
   Class A                                                                             (243)             (241)
   Class B                                                                             (112)               (6)
  Realized capital gains:
   Class I                                                                           (1,182)               --
   Class A                                                                              (24)               --
   Class B                                                                              (33)               --
                                                                                 ---------------------------------
      Total distributions                                                           (13,242)           (14,045)
                                                                                 ---------------------------------
Share transactions:
   Class I:
    Proceeds from shares issued                                                      42,501             34,904
    Shares issued in connection with acquisition of common trust fund assets             --            173,842
    Reinvestment of cash distributions                                                4,592              6,576
    Cost of shares redeemed                                                         (42,531)          (112,404)
                                                                                 ---------------------------------
     Net Class I share transactions                                                   4,562            102,918
                                                                                 ---------------------------------
   Class A:
    Proceeds from shares issued                                                       2,856              1,038
    Reinvestment of cash distributions                                                  218                197
    Cost of shares redeemed                                                          (3,361)            (1,594)
                                                                                 ---------------------------------
     Net Class A share transactions                                                    (287)              (359)
                                                                                 ---------------------------------
   Class B:
    Proceeds from shares issued                                                       6,617              1,581
    Reinvestment of cash distributions                                                  122                  4
    Cost of shares redeemed                                                          (1,164)              (322)
                                                                                 ---------------------------------
     Net Class B share transactions                                                   5,575              1,263
                                                                                 ---------------------------------
   Increase (decrease) in net assets from share transactions                          9,850            103,822
                                                                                 ---------------------------------
      Total increase (decrease) in net assets                                        12,979            107,645
                                                                                 ---------------------------------
Net Assets:
   Beginning of period                                                              212,604            104,959
                                                                                 ---------------------------------
Net Assets:
   End of period                                                                   $225,583           $212,604
                                                                                 =================================

Shares issued and redeemed:
   Class I shares:
    Issued                                                                            4,064              3,278
    Shares issued in connection with acquisition of common trust fund assets                            17,057
    Issued in lieu of cash distributions                                                437                644
    Redeemed                                                                         (4,064)           (10,860)
                                                                                 ---------------------------------
     Net Class I share transactions                                                     437             10,119
                                                                                 ---------------------------------
   Class A shares:
    Issued                                                                              273                101
    Issued in lieu of cash distributions                                                 20                 20
    Redeemed                                                                           (322)              (157)
                                                                                 ---------------------------------
     Net Class A share transactions                                                     (29)               (36)
                                                                                 ---------------------------------
   Class B shares:
    Issued                                                                              625                153
    Issued in lieu of cash distributions                                                 12                 --
    Redeemed                                                                           (111)               (31)
                                                                                 ---------------------------------
     Net Class B share transactions                                                     526                122
                                                                                 ---------------------------------
     Net increase (decrease) in shares                                                  934             10,205
                                                                                 =================================

(1) The High Yield Bond Fund commenced operations on September 11, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
58

-------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


------------------------------------------------------------------------------------------------------------------
     High-Yield                New Jersey                    Intermediate-                    Pennsylvania
        Bond                    Municipal                   Term Government                    Municipal
       Fund(1)               Securities Fund                Securities Fund                  Securities Fund
------------------------------------------------------------------------------------------------------------------
         1998              1998         1997              1998            1997            1998            1997
   ---------------------------------------------------------------------------------------------------------------
        $ 31           $ 6,328       $ 6,370           $ 1,863          $ 1,979       $ 1,717          $ 1,710
          10               691           147                75             (150)          781              150
          (3)             (217)        2,621               286              485          (632)             929
   ---------------------------------------------------------------------------------------------------------------
          38             6,802         9,138             2,224            2,314         1,866            2,789
   ---------------------------------------------------------------------------------------------------------------

          (4)           (5,568)       (5,607)           (1,791)          (1,876)       (1,700)          (1,695)
          (1)             (760)         (762)              (71)            (104)          (18)             (15)
         (25)               --            --                --               --            --               --

          (1)             (357)           --                --               --          (725)             (77)
          --               (49)           --                --               --            (8)              (1)
          (5)               --            --                --               --            --               --
  ----------------------------------------------------------------------------------------------------------------
         (36)           (6,734)       (6,369)           (1,862)          (1,980)       (2,451)          (1,788)
  ----------------------------------------------------------------------------------------------------------------

         493            17,442        25,303             8,472            4,041         4,440            8,097
          --                --       108,448                --           13,328            --           37,351
           2               885           757               788              845           279               57
          --           (29,587)      (26,652)           (9,907)         (11,473)       (8,615)          (8,028)
  -----------------------------------------------------------------------------------------------------------------
         495           (11,260)      107,856              (647)           6,741        (3,896)          37,477
  -----------------------------------------------------------------------------------------------------------------
         102             2,299         2,828               595                1           111              123
           1               684           666                65               88            23               13
          (1)           (4,922)       (5,402)             (817)          (1,285)         (100)             (85)
  -----------------------------------------------------------------------------------------------------------------
         102            (1,939)       (1,908)             (157)          (1,196)           34               51
  -----------------------------------------------------------------------------------------------------------------
       2,346                --            --                --               --            --               --
          19                --            --                --               --            --               --
         (83)               --            --                --               --            --               --
  -----------------------------------------------------------------------------------------------------------------
       2,282                --            --                --               --            --               --
  -----------------------------------------------------------------------------------------------------------------
       2,879           (13,199)      105,948              (804)           5,545        (3,862)          37,528
  -----------------------------------------------------------------------------------------------------------------
       2,881           (13,131)      108,717              (442)           5,879        (4,447)          38,529
  -----------------------------------------------------------------------------------------------------------------
          --           149,653        40,936            33,136           27,257        42,538            4,009
  -----------------------------------------------------------------------------------------------------------------
     $ 2,881           136,522      $149,653           $32,694          $33,136       $38,091          $42,538
  =================================================================================================================

          49             1,601         2,148               823              397           427              787
          --                --        10,125                --            1,311            --            3,676
          --                81            70                76               83            27                5
          --            (2,712)       (2,273)             (959)          (1,129)         (831)            (781)
  -----------------------------------------------------------------------------------------------------------------
          49            (1,030)       10,070               (60)             662          (377)           3,687
  -----------------------------------------------------------------------------------------------------------------
          10               211           262                58               --            11               12
          --                63            62                 6                9             2                1
          --              (452)         (503)              (79)            (127)          (10)              (8)
  -----------------------------------------------------------------------------------------------------------------
          10              (178)         (179)              (15)            (118)            3                5
  -----------------------------------------------------------------------------------------------------------------
         236                --            --                --               --            --               --
           2                --            --                --               --            --               --
          (8)               --            --                --               --            --               --
  -----------------------------------------------------------------------------------------------------------------
         230                --            --                --               --            --               --
  -----------------------------------------------------------------------------------------------------------------
         289            (1,208)        9,891               (75)             544          (374)           3,692
  =================================================================================================================


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (000)
For the years ended December 31

                                              -----------------------------------------------------------------
Equity Funds                                      Equity Growth         Equity Value         Equity Income
                                                     Fund(1)                Fund                  Fund
                                              -----------------------------------------------------------------
                                                1998       1997       1998       1997       1998       1997
                                              -----------------------------------------------------------------
Investment activities:
  Net investment income (loss)                $   (309)  $    128   $  1,882   $  2,903   $  2,480   $  2,900
  Net realized gain (loss) on investments       (5,880)    36,440      5,983     57,613      3,428     27,335
  Net realized loss on foreign currency
    transactions                                    --         --         --         --         --         --
  Net change in unrealized appreciation
    (depreciation) on foreign currency and
    translation of other assets and
    liabilities denominated in foreign
    currency                                        --         --         --         --         --         --
  Net change in unrealized appreciation
    (depreciation) on investments               58,491    (14,365)    51,377    (10,507)     5,961     (3,525)
                                              -----------------------------------------------------------------
  Net increase in net assets resulting
    from operations                             52,302     22,203     59,242     50,009     11,869     26,710
                                              -----------------------------------------------------------------
Distributions to shareholders:
  Net investment income:
    Class I                                         --       (234)    (1,791)    (2,778)    (1,962)    (2,560)
    Class A                                         --         --        (95)      (119)      (325)      (294)
    Class B                                         --         --         (5)        (8)      (191)       (47)
  Realized capital gains:
    Class I                                     (7,614)   (31,061)    (5,584)   (53,922)    (2,645)   (24,107)
    Class A                                       (133)       (51)      (428)    (3,066)      (503)    (3,179)
    Class B                                       (167)       (47)      (438)    (1,012)      (519)    (1,264)
                                              -----------------------------------------------------------------
      Total distributions                       (7,914)   (31,393)    (8,341)   (60,905)    (6,145)   (31,451)
                                              -----------------------------------------------------------------
Share transactions:
  Class I:
    Proceeds from shares issued                 11,609     12,703     23,837     30,001     18,945     34,867
    Shares issued in connection with
      acquisition of common trust fund assets       --    221,033         --     84,527         --     34,921
    Reinvestment of cash distributions           7,609     31,109      6,431     55,164      3,110     24,716
    Cost of shares redeemed                    (40,561)   (77,949)   (75,466)   (33,977)   (63,806)   (17,108)
                                              -----------------------------------------------------------------
       Net Class I share transactions          (21,343)   186,896    (45,198)   135,715    (41,751)    77,396
                                              -----------------------------------------------------------------
  Class A:
    Proceeds from shares issued                  3,882        882      5,275      3,622      3,931      3,142
    Reinvestment of cash distributions             110         52        516      3,156        819      3,438
    Cost of shares redeemed                     (1,198)      (451)    (4,613)    (2,347)    (4,160)    (2,060)
                                              -----------------------------------------------------------------
       Net Class A share transactions            2,794        483      1,178      4,431        590      4,520
                                              -----------------------------------------------------------------
  Class B:
    Proceeds from shares issued                  5,404        356     13,477      5,303     12,484      7,936
    Reinvestment of cash distributions             166         46        445      1,019        704      1,301
    Cost of shares redeemed                       (329)        (1)    (1,887)      (411)    (2,586)      (375)
                                              -----------------------------------------------------------------
      Net Class B share transactions             5,241        401     12,035      5,911     10,602      8,862
                                              -----------------------------------------------------------------
  Increase (decrease) in net assets from
    share transactions                         (13,309)   187,780    (31,985)   146,057    (30,559)    90,778
                                              -----------------------------------------------------------------
      Total increase (decrease) in net assets   31,079    178,590     18,916    135,161    (24,835)    86,037
                                              -----------------------------------------------------------------
Net Assets:
  Beginning of period                          178,590         --    261,876    126,715    156,516     70,479
                                              -----------------------------------------------------------------
Net Assets:
  End of period                               $209,670   $178,590   $280,792   $261,876   $131,681   $156,516
                                              =================================================================

Shares issued and redeemed:
  Class I shares:
    Issued                                       1,098      1,139      1,644      2,011      1,367      2,405
    Shares issued in connection with
      acquisition of common trust fund assets       --     22,103         --      6,015         --      2,525
    Issued in lieu of cash distributions           804      3,464        434      4,300        233      1,867
    Redeemed                                    (3,931)    (7,458)    (5,667)    (2,230)    (4,840)    (1,147)
                                              -----------------------------------------------------------------
      Net Class I share transactions            (2,029)    19,248     (3,589)    10,096     (3,240)     5,650
                                              -----------------------------------------------------------------
  Class A shares:
    Issued                                         369         80        369        241        277        211
    Issued in lieu of cash distributions            12          6         35        246         61        258
    Redeemed                                      (112)       (39)      (318)      (156)      (304)      (139)
                                              -----------------------------------------------------------------
      Net Class A share transactions               269         47         86        331         34        330
                                              -----------------------------------------------------------------
  Class B shares:
    Issued                                         507         34        942        340        896        522
    Issued in lieu of cash distributions            17          5         30         80         53         99
    Redeemed                                       (32)        --       (131)       (26)      (190)       (24)
                                              -----------------------------------------------------------------
      Net Class B share transactions               492         39        841        394        759        597
                                              -----------------------------------------------------------------
      Net increase (decrease) in shares         (1,268)    19,334     (2,662)    10,821     (2,447)     6,577
                                              =================================================================

(1) The Equity Growth Fund commenced operations on February 3, 1997.
(2) The Equity Index Fund commenced operations on September 3, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
60

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

                                              ----------------------------------------------------------------------------
                                              Equity Index      Mid Cap              Balanced         International Equity
                                                 Fund(2)         Fund                  Fund                   Fund
                                              ----------------------------------------------------------------------------
                                                 1998(2)    1998       1997       1998       1997       1998       1997
                                              ----------------------------------------------------------------------------
Investment activities:
  Net investment income (loss)                  $   (9)   $  (111)   $   145    $   899    $   856    $    62    $   115
  Net realized gain (loss) on investments           35     14,564      4,565        115      3,464       (120)       468
  Net realized loss on foreign currency
    transactions                                    --         --         --         --         --        (74)       (18)
  Net change in unrealized appreciation
    (depreciation) on foreign currency and
    translation of other assets and
    liabilities denominated in foreign
    currency                                        --         --         --         --         --          2         (1)
  Net change in unrealized appreciation
    (depreciation) on investments                  410    (11,839)     5,170      7,599      1,572      1,939       (551)
                                              ----------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                                436      2,614      9,880      8,613      5,892      1,809         13
                                              ----------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income:
    Class I                                         --         --       (145)      (565)      (600)       (23)      (109)
    Class A                                         --         --         (7)      (179)      (227)        (1)        (3)
    Class B                                         (1)        --         --       (155)       (27)        (1)        --
  Realized capital gains:
    Class I                                         --     (3,584)    (3,654)      (108)    (2,362)       (16)    (1,120)
    Class A                                         --       (343)      (392)       (40)      (954)        (1)       (51)
    Class B                                         (2)        --         --        (67)      (364)        (1)        (7)
                                              ----------------------------------------------------------------------------
      Total distributions                           (3)    (3,927)    (4,198)    (1,114)    (4,534)       (43)    (1,290)
                                              ----------------------------------------------------------------------------
Share transactions:
  Class I:
    Proceeds from shares issued                    795     15,400      2,701      9,131      5,476      7,500      2,630
    Shares issued in connection with
      acquisition of common trust fund assets       --         --         --         --         --         --         --
    Reinvestment of cash distributions              --      3,478      3,686        547      2,647         23        813
    Cost of shares redeemed                       (140)   (53,151)   (10,946)    (8,480)    (4,106)    (4,450)    (2,910)
                                              ----------------------------------------------------------------------------
       Net Class I share transactions              655    (34,262)    (4,559)     1,198      4,017      3,073        533
                                              ----------------------------------------------------------------------------
  Class A:
    Proceeds from shares issued                    457         80        245      1,467      1,031        131        102
    Reinvestment of cash distributions              --        320        397        214      1,155          1         54
    Cost of shares redeemed                         (1)    (5,068)    (1,895)    (1,792)    (1,915)      (278)      (231)
                                              ----------------------------------------------------------------------------
       Net Class A share transactions              456     (4,668)    (1,253)      (111)       271       (146)       (75)
                                              ----------------------------------------------------------------------------
  Class B:
    Proceeds from shares issued                  4,956         --         --     17,251      4,572        214        167
    Reinvestment of cash distributions               3         --         --        217        390          1          7
    Cost of shares redeemed                       (115)        --         --     (1,106)      (236)       (34)       (39)
                                              ----------------------------------------------------------------------------
      Net Class B share transactions             4,844         --         --     16,362      4,726        181        135
                                              ----------------------------------------------------------------------------
  Increase (decrease) in net assets from
    share transactions                           5,955    (38,930)    (5,812)    17,449      9,014      3,108        593
                                              ----------------------------------------------------------------------------
      Total increase (decrease) in net assets    6,388    (40,243)      (130)    24,948     10,372      4,874       (684)
                                              ----------------------------------------------------------------------------
Net Assets:
  Beginning of period                               --     51,272     51,402     38,710     28,338     14,926     15,610
                                              ----------------------------------------------------------------------------
Net Assets:
  End of period                                 $6,388    $11,029    $51,272    $63,658    $38,710    $19,800    $14,926
                                              ============================================================================

Shares issued and redeemed:
  Class I shares:
    Issued                                          72      1,247        185        712        447        719        224
    Shares issued in connection with
      acquisition of common trust fund assets       --         --         --         --         --         --         --
    Issued in lieu of cash distributions            --        348        252         42        229          2         77
    Redeemed                                       (14)    (3,681)      (738)      (663)      (327)      (406)      (253)
                                              ----------------------------------------------------------------------------
      Net Class I share transactions                58     (2,086)      (301)        91        340        315         48
                                              ----------------------------------------------------------------------------
  Class A shares:
    Issued                                          41          5         18        113         84         12          9
    Issued in lieu of cash distributions            --         31         27         17         95         --          5
    Redeemed                                        --       (385)      (135)      (138)      (153)       (25)       (20)
                                              ----------------------------------------------------------------------------
      Net Class A share transactions                41       (349)       (90)        (8)        26        (13)        (6)
                                              ----------------------------------------------------------------------------
  Class B shares:
    Issued                                         446         --         --      1,347        357         20         14
    Issued in lieu of cash distributions            --         --         --         17         33         --          1
    Redeemed                                       (10)        --         --        (87)       (19)        (3)        (4)
                                              ----------------------------------------------------------------------------
      Net Class B share transactions               436         --         --      1,277        371         17         11
                                              ----------------------------------------------------------------------------
      Net increase (decrease) in shares            535     (2,435)      (391)     1,360        737        319         53
                                              ============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
For a Share Outstanding throughout the Year

                                                                                                                        Ratio of Net
                                                                                                  Ratio      Ratio of    Investment
                                                                                                  of Net     Expenses    Income to
           Net Asset              Distributions                                     Ratio of    Investment  to Average  Average Net
             Value       Net        from Net     Net Asset            Net Assets    Expenses      Income    Net Assets     Assets
           Beginning  Investment   Investment    Value End  Total       End of     to Average   to Average  (Excluding   (Excluding
           of Period    Income       Income      of Period  Return   Period (000)  Net Assets   Net Assets   Waivers)     Waivers)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $1.00      $0.05       $(0.05)        $1.00     4.70%     $802,990       0.63%        4.57%       0.63%        4.57%
  1997        1.00       0.04        (0.04)         1.00     4.55       487,196       0.65         4.45        0.66         4.44
  1996        1.00       0.04        (0.04)         1.00     4.53       504,729       0.65         4.44        0.65         4.44
  1995        1.00       0.05        (0.05)         1.00     5.05       463,531       0.65         4.92        0.65         4.92
  1994        1.00       0.03        (0.03)         1.00     3.44       465,125       0.62         3.39        0.62         3.39
  CLASS A
  1998       $1.00      $0.04       $(0.04)        $1.00     4.43%     $ 68,327       0.88%        4.28%       0.88%        4.28%
  1997        1.00       0.04        (0.04)         1.00     4.28        12,492       0.90         4.22        0.90         4.22
  1996        1.00       0.04        (0.04)         1.00     4.27         3,503       0.90         4.19        0.90         4.19
  1995        1.00       0.05        (0.05)         1.00     4.80         3,532       0.90         4.66        0.90         4.66
  1994        1.00       0.03        (0.03)         1.00     3.17           633       0.87         3.07        0.87         3.07
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1998      $1.00      $0.05       $(0.05)        $1.00     5.02%     $599,844       0.63%        4.89%       0.63%        4.89%
   1997       1.00       0.05        (0.05)         1.00     5.02       400,689       0.65         4.90        0.66         4.89
   1996       1.00       0.05        (0.05)         1.00     4.83       401,423       0.65         4.73        0.67         4.71
   1995       1.00       0.05        (0.05)         1.00     5.40       259,667       0.65         5.26        0.66         5.25
   1994       1.00       0.04        (0.04)         1.00     3.67       157,378       0.62         3.68        0.62         3.68
   CLASS A
   1998      $1.00      $0.05       $(0.05)        $1.00     4.76%     $  4,166       0.88%        4.70%       0.88%        4.70%
   1997       1.00       0.05        (0.05)         1.00     4.75        17,514       0.90         4.67        0.91         4.66
   1996       1.00       0.04        (0.04)         1.00     4.58        11,347       0.90         4.48        0.92         4.46
   1995       1.00       0.05        (0.05)         1.00     5.14         6,925       0.90         5.01        0.91         5.00
   1994       1.00       0.03        (0.03)         1.00     3.40         3,281       0.87         3.89        0.87         3.89
   CLASS B
   1998      $1.00      $0.04       $(0.04)        $1.00     3.99%     $    146       1.63%        3.84%       1.63%        3.84%
   1997(1)    1.00         --           --          1.00     5.48*           10       1.65         8.53        3.01         7.17
   CLASS S
   1998      $1.00      $0.05       $(0.05)        $1.00     4.66%     $ 99,978       0.98%        4.52%       1.23%        4.27%
   1997(2)    1.00       0.02        (0.02)         1.00     4.69*       30,520       1.00         4.67        1.02         4.65
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
   CLASS I
   1998      $1.00      $0.03       $(0.03)        $1.00     2.98%     $145,891       0.65%        2.92%       0.69%        2.88%
   1997       1.00       0.03        (0.03)         1.00     3.10        75,097       0.65         3.05        0.67         3.03
   1996       1.00       0.03        (0.03)         1.00     2.94        67,082       0.65         2.90        0.68         2.87
   1995       1.00       0.03        (0.03)         1.00     3.42        63,628       0.65         3.37        0.72         3.30
   1994       1.00       0.02        (0.02)         1.00     2.27        37,745       0.65         2.27        0.68         2.24
   CLASS A
   1998      $1.00      $0.03       $(0.03)        $1.00     2.72%     $ 16,346       0.90%        2.69%       0.94%        2.65%
   1997       1.00       0.03        (0.03)         1.00     2.84         8,509       0.90         2.82        0.92         2.80
   1996       1.00       0.03        (0.03)         1.00     2.70         3,852       0.90         2.65        0.93         2.62
   1995       1.00       0.03        (0.03)         1.00     3.17         5,238       0.90         3.14        0.96         3.08
   1994       1.00       0.02        (0.02)         1.00     2.02         2,790       0.90         1.97        0.92         1.95
------------------------------------------------------------------------------------------------------------------------------------

  * Annualized
(1) Commenced operations on December 30, 1997. Ratios for this period have been annualized.
(2) Commenced operations on August 18, 1997. Ratios for this period have been annualized.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998





                                  Realized and                                                       Net                Ratio of Net
           Net Asset               Unrealized   Distributions                                       Assets   Ratio of    Investment
             Value       Net        Gains or       from Net    Distributions  Net Asset             End of   Expenses      Income
           Beginning  Investment   (Losses) on    Investment   from Capital   Value End   Total     Period  to Average   to Average
           of Period    Income     Securities       Income         Gains      of Period  Return(+)   (000)  Net Assets   Net Assets
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $1.00     $0.05           --          $(0.05)             --       $1.00      4.78%   $ 63,222    0.55%       4.69%
  1997        1.00      0.05           --           (0.05)             --        1.00      4.89      68,658    0.55        4.78
  1996        1.00      0.05           --           (0.05)             --        1.00      4.82      65,173    0.55        4.72
  1995        1.00      0.05           --           (0.05)             --        1.00      5.40      64,697    0.55        5.26
  1994        1.00      0.04           --           (0.04)             --        1.00      3.60      46,301    0.55        3.42
------------------------------------------------------------------------------------------------------------------------------------
Institutional Select Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $1.00     $0.05           --          $(0.05)             --       $1.00      5.35%   $130,091    0.30%       5.22%
  1997(1)     1.00      0.03           --           (0.03)             --        1.00      5.38      61,522    0.30        5.32
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998      $10.38     $0.58       $ 0.21          $(0.58)         $(0.06)     $10.53      7.80%   $214,456    0.80%       5.54%
  1997       10.21      0.60         0.17           (0.60)             --       10.38      7.78     206,810    0.80        5.90
  1996       10.49      0.57        (0.28)          (0.57)             --       10.21      2.94     100,129    0.80        5.60
  1995        9.44      0.59         1.05           (0.59)             --       10.49     17.76     113,509    0.80        5.83
  1994       10.68      0.59        (1.18)          (0.59)          (0.06)       9.44     (5.66)     96,558    0.80        5.91
  CLASS A
  1998      $10.36     $0.55       $ 0.21          $(0.55)         $(0.06)     $10.51      7.54%   $  4,292    1.05%       5.31%
  1997       10.20      0.57         0.16           (0.57)             --       10.36      7.41       4,526    1.05        5.60
  1996       10.48      0.55        (0.28)          (0.55)             --       10.20      2.68       4,830    1.05        5.35
  1995        9.44      0.56         1.04           (0.56)             --       10.48     17.36       5,844    1.05        5.58
  1994       10.68      0.56        (1.18)          (0.56)          (0.06)       9.44     (5.90)      5,525    1.05        5.65
  CLASS B
  1998      $10.39     $0.48       $ 0.22          $(0.48)         $(0.06)     $10.55      6.84%   $  6,835    1.80%       4.44%
  1997(2)    10.11      0.31         0.28           (0.31)             --       10.39      9.41       1,268    1.80        5.02
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998(3)   $ 9.99     $0.15       $ 0.05          $(0.18)         $(0.02)     $ 9.99      1.99%   $    493    1.25%       7.04%
  CLASS A
  1998(4)   $10.00     $0.17       $ 0.01          $(0.18)         $(0.02)     $ 9.98      1.79%   $    103    1.50%       7.00%
  CLASS B
  1998(4)   $10.00     $0.16           --          $(0.16)         $(0.02)     $ 9.98      1.63%   $  2,285    2.25%       6.88%
------------------------------------------------------------------------------------------------------------------------------------

                           Ratio of Net
             Ratio of       Investment
             Expenses       Income to
            to Average      Average Net
            Net Assets        Assets
            (Excluding      (Excluding
             Waivers          Waivers       Portfolio
               and              and         Turnover
          Reimbursements)  Reimbursements)    Rate
-----------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund
-----------------------------------------------------
  CLASS I
  1998        0.70%           4.54%            n/a
  1997        0.65            4.68             n/a
  1996        0.65            4.62             n/a
  1995        0.62            5.19             n/a
  1994        0.63            3.34             n/a
-----------------------------------------------------
Institutional Select Money Market Fund
-----------------------------------------------------
  CLASS I
  1998        0.32%           5.20%            n/a
  1997(1)     0.35            5.27             n/a
-----------------------------------------------------
Fixed Income Fund
-----------------------------------------------------
  CLASS I
  1998        0.91%           5.43%          58.30%
  1997        0.91            5.79           80.34
  1996        0.92            5.48           40.56
  1995        0.91            5.72           35.49
  1994        0.90            5.81           15.24
  CLASS A
  1998        1.16%           5.20%          58.30%
  1997        1.16            5.49           80.34
  1996        1.17            5.23           40.56
  1995        1.16            5.47           35.49
  1994        1.15            5.55           15.24
  CLASS B
  1998        1.91%           4.33%          58.30%
  1997(2)     1.86            4.96           80.34
-----------------------------------------------------
High Yield Bond Fund
-----------------------------------------------------
  CLASS I
  1998(3)     4.79%           3.50%           1.47%*
  CLASS A
  1998(4)     5.04%           3.46%           1.47%*
  CLASS B
  1998(4)     5.79%           3.34%           1.47%*
-----------------------------------------------------
  * The portfolio turnover rate for the master fund, the SEI Institutional Managed Trust High Yield Bond Portfolio, is 36.36% for the twelve month period ending December 31, 1998.
(+) Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on July 1, 1997. Ratios for this period have been annualized.
(2) Commenced operations on May 16, 1997. Ratios for this period have been annualized.
(3) Commenced operations on September 22, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.
(4) Commenced operations on September 11, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                                              63

--------------------------------------------------------------------------------
Financial Highlights
For a Share Outstanding throughout the Year


                                   Realized and
            Net Asset               Unrealized   Distributions  Distributions                                       Ratio of
              Value       Net        Gains or      from Net       from Net     Net Asset             Net Assets     Experts
            Beginning  Investment   (Losses) on   Investment      Capital      Value End    Total      End of      to Average
            of Period    Income      Securities     Income         Gains       of Period  Return(+)  Period (000)  Net Assets
----------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund
----------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $10.92     $ 0.48        $ 0.03       $(0.48)        $(0.03)      $10.92       4.79%     $119,816        0.80%
  1997        10.71       0.49          0.21        (0.49)            --        10.92       6.76       131,002        0.80
  1996        10.79       0.44         (0.08)       (0.44)            --        10.71       3.42        20,689        0.67
  1995         9.93       0.47          0.86        (0.47)            --        10.79      13.57        28,080        0.41
  1994        10.85       0.48         (0.92)       (0.48)            --         9.93      (4.12)       19,977        0.27
  CLASS A
  1998       $10.89     $ 0.44        $ 0.03       $(0.45)        $(0.03)      $10.88       4.44%     $ 16,706        1.05%
  1997        10.70       0.49          0.17        (0.47)            --        10.89       6.31        18,651        1.05
  1996        10.79       0.41         (0.09)       (0.41)            --        10.70       3.08        20,247        0.92
  1995         9.93       0.44          0.86        (0.44)            --        10.79      13.30        25,954        0.66
  1994        10.85       0.45         (0.92)       (0.45)            --         9.93      (4.35)       21,195        0.52
----------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund
----------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $10.27     $ 0.56        $ 0.10       $(0.56)            --       $10.37       6.60%     $ 31,441        0.80%
  1997        10.16       0.58          0.11        (0.58)            --        10.27       6.96        31,739        0.80
  1996        10.37       0.53         (0.21)       (0.53)            --        10.16       3.26        24,679        0.80
  1995         9.51       0.54          0.86        (0.54)            --        10.37      15.00        28,877        0.80
  1994        10.53       0.51         (1.01)       (0.51)        $(0.01)        9.51      (4.85)       26,277        0.80
  CLASS A
  1998       $10.26     $ 0.54        $ 0.11       $(0.54)            --       $10.37       6.47%     $  1,253        1.05%
  1997        10.16       0.55          0.10        (0.55)            --        10.26       6.60         1,397        1.05
  1996        10.37       0.52         (0.22)       (0.51)            --        10.16       3.01         2,578        1.05
  1995         9.51       0.51          0.86        (0.51)            --        10.37      14.71         3,665        1.05
  1994        10.53       0.49         (1.01)       (0.49)        $(0.01)        9.51      (5.09)        2,372        1.05
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund
----------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $10.41     $ 0.44        $ 0.05       $(0.44)        $(0.20)      $10.26       4.84%     $ 37,658        0.80%
  1997        10.17       0.45          0.26        (0.45)         (0.02)       10.41       7.18        42,134        0.80
  1996        10.23       0.44         (0.06)       (0.44)            --        10.17       3.89         3,665        0.69
  1995         9.55       0.40          0.68        (0.40)            --        10.23      11.53         3,345        0.80
  1994        10.17       0.36         (0.62)       (0.36)            --         9.55      (2.58)        2,734        0.80
  CLASS A
  1998       $10.38     $ 0.42        $ 0.05       $(0.42)        $(0.20)      $10.23       4.58%     $    433        1.05%
  1997        10.17       0.43          0.23        (0.43)         (0.02)       10.38       6.63           404        1.05
  1996        10.22       0.42         (0.05)       (0.42)            --        10.17       3.74           344        0.94
  1995         9.55       0.38          0.67        (0.38)            --        10.22      11.15           269        1.05
  1994        10.17       0.33         (0.62)       (0.33)            --         9.55      (2.83)          336        1.05
----------------------------------------------------------------------------------------------------------------------------

              Ratio       Ratio of        Ratio of
              of Net      Expenses      Net Investment
            Investment   to Average       Income to
              Income     Net Assets   Average Net Assets  Portfolio
            to Average   (Excluding       (Excluding      Turnover
            Net Assets     Waivers)         Waivers)         Rate
------------------------------------------------------------------
New Jersey Municipal Securities Fund
------------------------------------------------------------------
  CLASS I
  1998         4.40%        0.92%            4.28%         17.55%
  1997         4.68         0.94             4.54          22.85
  1996         4.13         0.93             3.87          13.93
  1995         4.43         0.93             3.91           2.83
  1994         4.65         0.93             3.99          16.81
  CLASS A
  1998         4.15%        1.17%            4.03%         17.55%
  1997         4.35         1.19             4.21          22.85
  1996         3.88         1.18             3.62          13.93
  1995         4.18         1.18             3.66           2.83
  1994         4.40         1.18             3.74          16.81
------------------------------------------------------------------
Intermediate-Term Government Securities Fund
------------------------------------------------------------------
  CLASS I
  1998         5.43%        0.97%            5.26%         43.42%
  1997         5.69         0.94             5.55          57.82
  1996         5.26         0.87             5.19          40.60
  1995         5.33         1.05             5.08          68.29
  1994         5.13         0.95             4.98          40.27
  CLASS A
  1998         5.19%        1.22%            5.02%         43.42%
  1997         5.40         1.19             5.26          57.82
  1996         5.01         1.12             4.94          40.60
  1995         5.08         1.30             4.83          68.29
  1994         4.83         1.20             4.68          40.27
------------------------------------------------------------------
Pennsylvania Municipal Securities Fund
------------------------------------------------------------------
  CLASS I
  1998         4.28%        0.96%            4.12%         56.48%
  1997         4.47         0.96             4.31          71.89
  1996         4.42         1.49             3.62          25.88
  1995         4.05         1.27             3.58          36.92
  1994         3.67         1.61             2.86          38.20
  CLASS A
  1998         4.03%        1.21%            3.87%         56.48%
  1997         4.18         1.21             4.02          71.89
  1996         4.19         1.74             3.39          25.88
  1995         3.80         1.55             3.30          36.92
  1994         3.42         1.92             2.55          38.20
------------------------------------------------------------------
(+) Total Return does not reflect sales loads on Class A and Class B shares.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
64

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


                                   Realized and
            Net Asset               Unrealized   Distributions Distributions                                     Ratio of
              Value       Net        Gains or      from Net        from       Net Asset             Net Assets    Experts
            Beginning  Investment   (Losses) on    Investment     Capital     Value End    Total      End of     to Average
            of Period Income (Loss) Securities      Income         Gains      of Period  Return(+) Period (000)  Net Assets
----------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
----------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $ 9.24         --        $ 2.83           --         $(0.46)     $11.61      31.81%    $199,975        0.80%
  1997(1)     10.00     $ 0.01          1.22       $(0.01)         (1.98)       9.24      14.17*     177,801        0.80
  CLASS A
  1998       $ 9.25         --        $ 2.73       $   --         $(0.46)     $11.52      30.69%    $  3,634        1.05%
  1997(1)     10.00      (0.01)         1.24           --         $(1.98)       9.25      14.13*         432        1.05
  CLASS B
  1998       $ 9.18     $(0.03)       $ 2.72       $   --         $(0.46)     $11.41      30.47%    $  6,061        1.80%
  1997(2)     10.41      (0.02)         0.77           --          (1.98)       9.18      13.01*         357        1.80
----------------------------------------------------------------------------------------------------------------------------
Equity Value Fund
----------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998       $12.89     $ 0.14        $ 3.37       $(0.12)        $(0.37)     $15.91      27.58%    $242,669        0.80%
  1997        13.35       0.18          3.20        (0.18)         (3.66)      12.89      25.71      242,881        0.80
  1996        12.81       0.22          2.54        (0.22)         (2.00)      13.35      21.69      116,715        0.80
  1995        10.19       0.25          3.46        (0.25)         (0.84)      12.81      36.71       82,677        0.80
  1994        11.10       0.21         (0.83)       (0.21)         (0.08)      10.19      (5.61)      61,407        0.80
  CLASS A
  1998       $12.90     $ 0.11        $ 3.36       $(0.09)        $(0.37)     $15.91      27.18%    $ 18,546        1.05%
  1997        13.35       0.15          3.20        (0.14)         (3.66)      12.90      25.51       13,923        1.05
  1996        12.83       0.19          2.51        (0.18)         (2.00)      13.35      21.15       10,000        1.05
  1995        10.21       0.21          3.47        (0.22)         (0.84)      12.83      36.35        7,644        1.05
  1994        11.12       0.18         (0.83)       (0.18)         (0.08)      10.21      (5.83)       3,031        1.05
  CLASS B
  1998       $12.87     $ 0.03        $ 3.33       $(0.01)        $(0.37)     $15.85      26.33%    $ 19,577        1.80%
  1997(3)     14.81       0.04          1.73        (0.05)         (3.66)      12.87      19.17*       5,072        1.80
----------------------------------------------------------------------------------------------------------------------------

              Ratio                        Ratio of
              of Net      Ratio of      Net Investment
            Investment    Expenses      Income (Loss)
              Income     to Average       to Average
              (Loss)     Net Assets       Net Assets      Portfolio
            to Average   (Excluding       (Excluding      Turnover
            Net Assets    Waivers)         Waivers)          Rate
------------------------------------------------------------------
Equity Growth Fund
------------------------------------------------------------------
  CLASS I
  1998        (0.15)%      1.06%            (0.41)%        88.28%
  1997(1)      0.07        1.07             (0.20)        114.51
  CLASS A
  1998        (0.41)%      1.32%            (0.68)%        88.28%
  1997(1)     (0.28)       1.32             (0.55)        114.51
  CLASS B
  1998        (1.16)%      2.08%            (1.44)%        88.28%
  1997(2)     (1.08)       2.09             (1.37)        114.51
------------------------------------------------------------------
Equity Value Fund
------------------------------------------------------------------
  CLASS I
  1998         0.83%       1.07%             0.56%         19.69%
  1997         1.26        1.06              1.00          80.24
  1996         1.67        1.08              1.39          85.30
  1995         2.08        1.07              1.81          61.88
  1994         1.92        1.06              1.66          44.98
  CLASS A
  1998         0.58%       1.32%             0.31%          9.69%
  1997         0.98        1.31              0.72          80.24
  1996         1.42        1.33              1.14          85.30
  1995         1.83        1.32              1.56          61.88
  1994         1.67        1.31              1.41          44.98
  CLASS B
  1998        (0.18)%      2.07%            (0.45)%        19.69%
  1997(3)      0.09        2.07             (0.18)         80.24
------------------------------------------------------------------
  *  Annualized
(+)  Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on February 3, 1997. Ratios for this period have been annualized.
(2) Commenced operations on May 21, 1997. Ratios for this period have been annualized.
(3) Commenced operations May 12, 1997. Ratios for this period have been annualized.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                                                              65

--------------------------------------------------------------------------------
Financial Highlights
For a Share Outstanding throughout the Year

                                   Realized and
            Net Asset               Unrealized   Distribution  Distribution                       Net Assets    Ratio of
              Value       Net        Gains or      from Net        from     Net Asset               End of      Expenses
            Beginning  Investment  (Losses) on    Investment     Capital    Value End    Total      Period     to Average
            of Period    Income     Securities      Income        Gains     of Period  Return(+)    (000)      Net Assets

--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
--------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998        $13.19      $0.27        $ 1.19       $(0.28)       $(0.39)     $13.98      11.42%    $ 94,615       0.80%
  1997         13.32       0.32          2.95        (0.32)        (3.08)      13.19      25.04      131,968       0.80
  1996         13.07       0.33          2.35        (0.34)        (2.09)      13.32      21.01       58,035       0.80
  1995         10.26       0.31          3.29        (0.31)        (0.48)      13.07      35.55       44,202       0.80
  1994         11.17       0.32         (0.81)       (0.32)        (0.10)      10.26      (4.42)      34,514       0.80
  CLASS A
  1998        $13.22      $0.24        $ 1.19       $(0.25)       $(0.39)     $14.01      11.12%    $ 18,159       1.05%
  1997         13.35       0.29          2.94        (0.28)        (3.08)      13.22      24.68       16,686       1.05
  1996         13.08       0.31          2.34        (0.29)        (2.09)      13.35      20.70       12,444       1.05
  1995         10.27       0.28          3.29        (0.28)        (0.48)      13.08      35.21        9,612       1.05
  1994         11.17       0.29         (0.80)       (0.29)        (0.10)      10.27      (4.56)       5,657       1.05
  CLASS B
  1998        $13.17      $0.17        $ 1.15       $(0.16)       $(0.39)     $13.94      10.29%    $ 18,907       1.80%
  1997(1)      14.34       0.15          1.94        (0.18)        (3.08)      13.17      22.87*       7,862       1.80
--------------------------------------------------------------------------------------------------------------------------
Equity Index Fund
--------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998(2)     $10.00      $0.03        $ 2.01       $(0.02)       $(0.01)     $12.01      20.44%    $    699       0.80%
  CLASS A
  1998(3)     $ 9.92      $0.02        $ 2.02       $(0.02)       $(0.01)     $11.93      20.59%    $    482       1.05%
  CLASS B
  1998(4)     $ 9.96      $0.02        $ 1.99       $(0.02)       $(0.01)     $11.94      20.19%    $  5,207       1.80%
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund
--------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998        $14.80      $0.01        $ 0.32           --        $(4.43)     $10.70       7.77%    $ 11,029       0.80%
  1997         13.33       0.04          2.65       $(0.04)        (1.18)      14.80      20.49       46,125       0.80
  1996         12.55       0.09          1.59        (0.09)        (0.81)      13.33      13.56       45,556       0.80
  1995         10.83       0.15          1.95        (0.15)        (0.23)      12.55      19.49       42,375       0.80
  1994         12.32       0.12         (1.27)       (0.12)        (0.22)      10.83      (9.34)      33,448       0.80
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998        $12.00      $0.26        $ 1.95       $(0.25)       $(0.05)     $13.91      18.65%    $ 29,495       0.80%
  1997         11.39       0.32          1.88        (0.32)        (1.27)      12.00      19.68       24,362       0.80
  1996         12.05       0.48          1.16        (0.47)        (1.83)      11.39      13.77       19,243       0.80
  1995          9.91       0.44          2.27        (0.44)        (0.13)      12.05      27.76       32,145       0.80
  1994         10.78       0.37         (0.86)       (0.38)           --        9.91      (4.61)      26,921       0.80
  CLASS A
  1998        $12.02      $0.23        $ 1.95       $(0.22)       $(0.05)     $13.93      18.33%    $ 11,352       1.05%
  1997         11.40       0.26          1.92        (0.29)        (1.27)      12.02      19.46        9,901       1.05
  1996         12.07       0.43          1.17        (0.44)        (1.83)      11.40      13.39        9,095       1.05
  1995          9.92       0.42          2.28        (0.42)        (0.13)      12.07      27.53        8,452       1.05
  1994         10.79       0.35         (0.87)       (0.35)           --        9.92      (4.87)       6,737       1.05
  CLASS B
  1998        $11.97      $0.15        $ 1.92       $(0.15)       $(0.05)     $13.84      17.40%    $ 22,811       1.80%
  1997(1)      11.93       0.15          1.34        (0.18)        (1.27)      11.97      19.45*       4,447       1.80
--------------------------------------------------------------------------------------------------------------------------

                            Ratio of         Ratio of Net
             Ratio of       Expenses         Investments
                Net        to Average         Income to
            Investments    Net Assets     Average Net Assets
              Income       (Excluding        (Exlucindg       Portfolio
             to Average    Waivers and       Waivers and      Turnover
             Net Assets  Reimbursements)   Reimbursements)      Rate
-----------------------------------------------------------------------
Equity Income Fund
-----------------------------------------------------------------------
  CLASS I
  1998          2.05%          1.11%             1.74%         40.30%
  1997          2.34           1.09              2.05          76.67
  1996          2.55           1.09              2.26          85.47
  1995          2.61           1.10              2.31          42.97
  1994          2.96           1.08              2.68          37.76
  CLASS A
  1998          1.80%          1.36%             1.49%         40.30%
  1997          2.05           1.34              1.76          76.67
  1996          2.30           1.34              2.01          85.47
  1995          2.36           1.35              2.06          42.97
  1994          2.71           1.33              2.43          37.76
  CLASS B
  1998          1.07%          2.11%             0.76%         40.30%
  1997(1)       1.27           2.13              0.94          76.67
-----------------------------------------------------------------------
Equity Index Fund
-----------------------------------------------------------------------
  CLASS I
  1998(2)      (0.70)%         3.96%            (3.86)%         9.35%**
  CLASS A
  1998(3)      (1.63)%         4.21%            (4.79)%         9.35%**
  CLASS B
  1998(4)      (1.51)%         4.96%            (4.67)%         9.35%**
-----------------------------------------------------------------------
Mid Cap Fund
-----------------------------------------------------------------------
  CLASS I
  1998         (0.48)%         1.21%            (0.89)%        32.88%
  1997          0.30           1.09              0.01          59.80
  1996          0.66           1.10              0.36          41.41
  1995          1.28           1.10              0.98          32.96
  1994          1.06           1.08              0.78          13.82
-----------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------
  CLASS I
  1998          2.06%          1.18%             1.68%         43.77%
  1997          2.67           1.14              2.33          93.85
  1996          3.68           1.11              3.37          43.80
  1995          3.89           1.11              3.58          41.63
  1994          3.64           1.09              3.35          27.15
  CLASS A
  1998          1.81%          1.43%             1.43%         43.77%
  1997          2.44           1.39              2.10          93.85
  1996          3.43           1.36              3.12          43.80
  1995          3.64           1.36              3.33          41.63
  1994          3.39           1.34              3.10          27.15
  CLASS B
  1998          1.02%          2.18%             0.64%         43.77%
  1997(1)       1.23           2.28              0.75          93.85
-----------------------------------------------------------------------
  * Annualized
 ** The portfolio turnover rate for the master fund, the SEI Index Funds S&P 500
    Index Portfolio, is 7.58% for the twelve month period ending December 31, 1998.
(+) Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on May 8, 1997. Ratios for this period have been annualized.
(2) Commenced operations on September 3, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.
(3) Commenced operations on September 10, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.
(4) Commenced operations on September 8, 1998. Ratios for the period have been annualized. Total return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
66

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998


                                   Realized and
            Net Asset               Unrealized   Distribution  Distribution                        Net Assets    Ratio of
              Value       Net        Gains or      from Net        from      Net Asset               End of      Expenses
            Beginning  Investment  (Losses) on    Investment      Capital    Value End    Total      Period     to Average
            of Period    Income     Securities      Income         Gains     of Period  Return(+)     (000)     Net Assets

--------------------------------------------------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------------------------------------------------
  CLASS I
  1998        $10.34     $(0.01)       $ 0.93       $(0.01)       $(0.01)     $11.24       8.98%     $18,912       1.50%
  1997         11.23       0.08         (0.04)       (0.08)        (0.85)      10.34       0.25       14,143       1.50
  1996         10.74       0.08          1.11        (0.08)        (0.62)      11.23      11.17       14,822       1.50
  1995(1)      10.00       0.03          0.75        (0.02)        (0.02)      10.74       7.81        9,990       1.50
  CLASS A
  1998        $10.33     $ 0.01        $ 0.88       $(0.01)       $(0.01)     $11.20       8.69%     $   576       1.75%
  1997         11.22       0.05         (0.04)       (0.05)        (0.85)      10.33       0.00          665       1.75
  1996         10.73       0.09          1.06        (0.04)        (0.62)      11.22      10.88          788       1.75
  1995(2)      10.00       0.01          0.75        (0.01)        (0.02)      10.73       7.64          621       1.75
  CLASS B
  1998        $10.30     $(0.06)       $ 0.86       $(0.01)       $(0.01)     $11.08       7.84%     $   312       2.50%
  1997(3)      11.45      (0.03)        (0.23)       (0.04)        (0.85)      10.30      (2.39)         118       2.50

                                        Ratio of
                           Ratio of    Net Income
             Ratio of      Expenses    (Loss) to
            Net Income    to Average     Average
             (Loss) to    Net Assets   Net Assets     Portfolio
              Average     (Exclusing   (Excluding     Turnover
            Net Assets      Waivers)    Waivers)        Rate
-----------------------------------------------------------------------
International Equity Fund
-----------------------------------------------------------------------
  CLASS I
  1998          0.41%        1.72%        0.19%        115.79%
  1997          0.95         1.69         0.76          71.22
  1996          0.85         1.73         0.62          67.03
  1995(1)       0.79         2.11         0.18          14.32
  CLASS A
  1998          0.29%        1.97%        0.07%        115.79%
  1997          0.70         1.95         0.50          71.22
  1996          0.70         1.98         0.47          67.03
  1995(2)       0.45         2.38        (0.18)         14.32
  CLASS B
  1998         (0.62)%       2.70%       (0.82)%       115.79%
  1997(3)      (0.60)%       2.70        (0.80)         71.22
-----------------------------------------------------------------------

(+) Total Return does not reflect sales loads on Class A and Class B shares.
(1) Commenced operations on May 1, 1995. Ratios for this period have been annualized. Total return is for the period indicated and has not been annualized.
(2) Commenced operations on May 4, 1995. Ratios for this period have been annualized. Total return is for the period indicated and has not been annualized.
(3) Commenced operations on May 7, 1997. Ratios for this period have been annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                                              67

--------------------------------------------------------------------------------
Notes to Financial Statements


1. Organization

The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with seventeen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, Institutional Select Money Market Fund (the "Money Market Funds"); the High Yield Bond Fund, the Fixed Income Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsylvania Municipal Securities Fund, (the "Fixed Income Funds"); the Equity Growth Fund, the Equity Value Fund, the Equity Income Fund, the Equity Index Fund, the Mid Cap Fund, the International Equity Fund (the "Equity Funds") and the Balanced Fund. Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund and the International Equity Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of the Bank Investment Division of Summit Bank. The minimum investment for this Fund is $100,000. The high Yield Bond Fund and the Equity Index Fund are currently "feeder" funds in separate Master-Feeder structures. That is, the High Yield Bond Fund and the Equity Index Fund each currently invest in another open-end management investment company with the same investment objectives and hold as their only investment securities, shares of a single "master" fund, in this case, the SEI Institutional Managed Trust High Yield Bond Portfolio and the SEI Index Funds S&P 500 Index Portfolio, respectively. However, in certain instances the Funds are permitted to invest in securities other than a single open-end management investment company. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust.
         Security Valuation--The value of investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
         Investment in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
         The investments of the High Yield Bond and Equity Index Funds (the "Feeder" funds) in the SEI Institutional Managed Trust's High Yield Bond Portfolio and the SEI Index Funds S&P 500 Index Portfolio (the "Master Funds"), respectively, are valued at the net asset value per share of each Master Fund determined as of the close of the New York Stock Exchange.
         Federal Income Taxes--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
         The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

--------------------------------------------------------------------------------
68

------------------------------------------------------------- [graphic omitted]
                                                               December 31, 1998


         Foreign Currency Translation--The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
o market value of investment securities, other assets and liabilities at the current rate of exchange; and
o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
         The International Equity Fund does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
         The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
         Repurchase Agreements--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Advisor ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
         Security Transactions and Investment Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
         Distributions to Shareholders--Distributions from net investment income for the Money Market Funds and Fixed Income, Intermediate-Term Government, New Jersey Municipal, and Pennsylvania Municipal Funds are declared daily and paid monthly. Distributions from net investment income for the High Yield Bond Fund are declared and paid monthly. The Equity Funds and the Balanced Fund declare and pay distributions from net investment income quarterly, except for the International Equity Fund which declares and pays distributions annually. Any net realized capital gains will be distributed at least annually for all Funds.
         Expenses--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net assets each day.
         Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.
         Reclassification on Components of Net Assets--In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $86,634, $306,437, $411,336, $69,489, $9,004, $111,055,
and $9,497 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the U.S. Treasury Securities Money Market, Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap and Balanced Funds, respectively, as of December 31, 1998 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate.
The Mid Cap Fund also utilized earnings

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, the Mid Cap Fund reclassified $12,683,600 from accumulated net realized gains on investments to paid in capital. These reclassifications had no effect on net asset value.

3. Organization Costs and Transactions with Affiliates
Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs included legal fees of approximately $60,521 for organizational work performed by a law firm of which two officers of the Trustare partners.
         Certain officers and /or Trustees of the Trust are also officers and/or directors of SEI Investments Mutual Funds Services (the "Administrator"). Such officers are paid no fees by the Trust for serving as officers of the Trust. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

4. Administration and Distribution Agreements
The Trust and the Administrator are parties to an administration agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services for an annual fee that is calculated daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund with the exception of the U.S. Treasury Securities Plus Money Market Fund and the Institutional Select Money Market Fund, which pay annual fees that are calculated daily and paid monthly at an annual rate of 0.35% and 0.10% of average daily net assets, respectively. The Administrator has voluntarily agreed to waive its fees in the High Yield Bond and Equity Index Funds.
         SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a distribution plan for Class A shares (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.25% of the Fund's Class A average daily net assets.
         The Trust has also adopted a distribution plan for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.75% of the Fund's Class B average daily net assets. Additionally, the Class B Plan provides that Class B shares are subject to a service fee at an annual rate of 0.25% of the Fund's Class B average daily net assets.
         The Trust has also adopted a distribution plan for Class S shares (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.60% of the Fund's Class S average daily net assets. The Distributor has agreed to voluntarily waive a portion of its distribution fees from Class S shares in order to limit the operating expenses of the Funds.
         The Distributor receives no fees for its distribution services for Class I shares of any fund with the exception of the U.S. Treasury Securities Plus Money Market Fund which pays a distribution fee of 0.03% of average daily net assets.

5. Investment Advisory and Custodian Agreements
The Trust and Summit Bank Investment Management Division, a division of Summit Bank, (the "Advisor") are parties to an advisory agreement. Under the terms of the agreement, the Adviser will receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds, 0.15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, 0.10% of the average daily net assets of the Institutional Select Money Market Fund, 0.60% of the average daily net assets of the Fixed Income Funds and 0.75% of the average daily net assets of the Equity Funds and the Balanced Fund. The Trust and the

--------------------------------------------------------------------------------
70

------------------------------------------------------------- [graphic omitted]
                                                               December 31, 1998


Adviser are also parties to a second advisory agreement relating only to the International Equity Fund. Under the terms of the agreement, the Adviser receives a fee, that is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Equity Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of the Funds.
         As of September 1, 1998, Vontobel USA Inc. began serving as the investment sub-adviser to the International Equity Fund. Prior to that date, Wellington Management Company LLP served as the investment sub-adviser to the Fund. The sub-advisory fees are paid by the Adviser.
         Summit Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, that is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of each domestic Fund and an annual rate of 0.17% of the average daily net assets of the International Equity Fund.
         In addition to the fees paid at the feeder level for the High Yield Bond and Equity Index Funds, each Feeder Fund's shareholders will bear indirectly their prorata portion of the administrative, distribution, advisory and other expenses of the respective Master Fund in which they invest.

6. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, during the year ended December 31, 1998 were as follows:

                                          New
                 Equity      Fixed       Jersey       Int.-Term       PA       High Yield
                 Index       Income       Muni.         Gov't.       Muni.        Bond
              ----------    --------     --------     ----------   --------     --------
                 (000)       (000)         (000)         (000)       (000)       (000)
Purchases
  U.S. Gov't       --       104,599           --        14,223           --          --
  Other         5,647        31,198       25,010            --       22,126       2,759
Sales
  U.S. Gov't       --       110,309           --        14,225           --          --
  Other           240        14,204       36,619            --       26,490          23


                 Equity       Equity       Equity        Mid                      International
                 Growth        Value       Income        Cap        Balanced         Equity
                 ------       ------       -------      -----       --------      -----------
                  (000)        (000)        (000)       (000)         (000)          (000)
Purchases
  U.S. Gov't         --         2,547        3,536          --        11,769             --
  Other         162,355        45,296       46,162       7,146        26,461         19,178
Sales
  U.S. Gov't         --            --        4,678          --         7,428             --
  Other         195,396        81,710       71,830      50,895        14,115         16,636

At December 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1998, for each Fund is as follows:

                                                    New
                         Equity        Fixed       Jersey      Int.-Term       PA       High Yield
                          Index       Income        Muni.        Gov't.       Muni.        Bond
                       ----------    --------     --------     ----------   --------     --------
                         (000)         (000)        (000)         (000)      (000)        (000)
Aggregate gross
  unrealized gain         411          6,872        5,644          797        916             11
Aggregate gross
  unrealized loss          (1)          (315)        (182)         (38)       (68)           (14)
                       ------       --------     --------     --------     ------       --------
Net unrealized
  gain/loss               410          6,557        5,462          759        848             (3)
                       ------       --------     --------     --------     ------       --------
                       ------       --------     --------     --------     ------       --------


                        Equity       Equity       Equity        Mid                   International
                        Growth        Value       Income        Cap        Balanced      Equity
                       --------     --------     --------     --------    ----------   ------------
                         (000)        (000)        (000)       (000)         (000)        (000)
Aggregate gross
 unrealized gain       96,127       92,492       29,992       3,272         13,888        2,668
Aggregate gross
 unrealized loss       (1,172)      (4,201)      (2,715)     (1,014)          (631)        (500)
                     --------     --------     --------     --------        ------       ------
Net unrealized
 gain                  94,955       88,291       27,277       2,258         13,257        2,168
                     --------     --------     --------    --------         ------       ------
                     --------     --------     --------    --------         ------       ------

7. Concentration of Credit Risk
The money market funds invest primarily in a portfolio of money market instruments maturing in one year or less whose rating are within one of the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are believed by the Advisor to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Fund invests in a combination of equity, fixed income and money market securities.
         The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not concentrate its investments in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve requirements and other regulations as those of U.S. banks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


         The New Jersey Municipal Securities and the Pennsylvania Municipal Securities Funds invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by a NRSRO, or, if not rated, determined by the Advisor to be of comparable quality. Although the Funds maintain a diversified portfolio, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The following tables present a summary of Standard & Poor's ratings for the holdings in each of these portfolios:

                                                      Tax-                    Institutional
                             U.S.                    Exempt        U.S.          Select
                          Treasury     Prime         Money      Treasury          Money
                         Securities  Obligation      Market   Securities Plus     Market
                         ----------  ----------      ------   ---------------  ------------
U.S. Gov't. Securities      52.1%       4.4%           --%         58.7%            --%
Repurchase Agreements       47.9        3.8            --          41.3           12.1
Municipal Securities          --         --          98.8            --             --
Commercial Paper              --       90.3            --            --           86.4
Other Short Term
Securities                    --        1.5           1.2            --            1.5

                          Fixed          New Jersey     Int.-Term
                          Income            Muni.         Govt.
                         ----------      ----------    ----------
U.S. Gov't. Securities     61.9%              --%          100%
AAA                        10.7             62.4           --
AA                          5.9             19.8           --
A                          19.6              6.1           --
BBB                         0.5              0.7           --
NR                          1.4             11.0           --
All Other                    --               --           --

                                                   PA
                                 Balanced         Muni.
                                 --------         -----
U.S. Gov't. Securities             18.6%             --%
AAA                                 1.7            50.2
AA                                  4.9            35.2
A                                   4.8             2.5
BBB                                  --              --
NR                                   --            12.1
Common Stock                       69.3              --
All Other                           0.7              --

8. Capital Loss Carryforwards
The capital loss carryforwards at December 31, 1998, for Federal income tax purposes are as follows:


                                         Expiration
                              Amount        Date
                              ------     ----------
Prime Obligation
Money Market Fund            $31,188        2004
Tax-Exempt Money
Market Fund                    1,993      2003-2005
U.S. Treasury
Securities Plus               18,191        2003
Intermediate-Term
Government Securities      1,442,193      2002-2005
International Equity         579,939        2006



The Equity Growth, Equity Value, Equity Income, Mid Cap, and Balanced Funds had cumulative wash sales for the fiscal year ended December 31, 1998 amounting to $184,297, $245,563, $65,075, $215,360, and $19,503, respectively. These wash sale losses cannot be used for Federal income tax purposes and are deferred.

9. Options Transactions
The Equity Growth Fund transacted in call options during the period. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. These risks include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (3) there may not be a liquid secondary market for options. Gains and losses for the Equity Growth Fund due to option activity for the year ended December 31, 1998 were as follows:


                            Gains/Losses
                          --------------
Written Call Options       $(1,064,653)
Written Put Options          1,531,551
Call Options                   489,675
Put Options                 (2,543,840)

As of December 31, 1998 there were no equity options outstanding.

10. Equity Swap Transaction
The Equity Growth Fund entered into an equity swap transaction in November of 1998. This equity swap transaction involved exchanging the returns from the Equity Growth's basket of securities, inclusive of dividends, for the return of the Standard and Poor's 500 Index ("S&P 500"); also inclusive of dividends. This transaction was undertaken principally to allow the Equity Growth Fund to lock in this superior performance relative to the S&P 500 for the calendar year. At the time the Equity Growth Fund entered into the swap transaction, its total return was approximately four percentage points above that of the S&P 500, the benchmark index for the Fund. Equity swap transactions entail certain risks, including: (1) the success of a fund's strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; and (2) there may be little correlation between a fund's securities and the value of the S&P 500.

--------------------------------------------------------------------------------
72

------------------------------------------------------------- [graphic omitted]
                                                              December 31, 1998


         The Equity Growth Fund realized losses of $10,191,337 during the year ended December 31, 1998 and had an unrealized loss of $17,248,556 as of December 31, 1998 related to the equity swap transaction. On January 7, 1999 the equity swap was terminated and the unrealized loss became a realized loss in the amount of $17,717,000.

11. Common Trust Fund Conversions
On February 1, 1997, certain Common Trust Funds of Summit Bank and its affiliates were converted into the Pillar Funds. The Funds that were involved in the conversion were as follows:

Common Trust Fund                        Pillar Fund
------------------                       ----------
Pyramid Equity Income Fund               Equity Income Fund
First Valley Bank Pennsylvania           Pennsylvania Municipal
  Tax-Exempt Fund                        Securities Fund
Pyramid Government                       Intermediate-Term
  Fund                                     Government Securities Fund
Pyramid Municipal Fund
Summit Bank CTF                          New Jersey Municipal
  Tax-Exempt Fund                          Securities Fund
First Valley Bank Corporate/
  Government Income Fund
Summit Bank CTF
  Taxable Bond Fund
Pyramid Income Fund
Summit Bank Employee Benefit
  Bond Fund                              Fixed Income Fund
First Valley Bank Equity Fund
Pyramid Growth Fund                      Equity Value Fund
Summit Bank Employee Benefit
  Common Stock Fund
Self Employed Retirement Fund
Summit Bank CTF Capital
  Growth Fund                            Equity Growth Fund


The number of shares issued for each fund and the net assets (including net unrealized gain/loss) of each fund immediately before the conversion were as follows:

                                                         Unrealized
Common Trust Fund                       Net Assets       Gain/(Loss)
------------------                      ----------       ----------
Pyramid Equity Income Fund             $34,921,068      $15,070,845
First Valley Bank Pennsylvania
  Tax-Exempt Fund                       37,351,305          479,926
Pyramid Government Fund                 13,328,272           82,578
Pyramid Municipal Fund                  27,106,556        1,470,536
Summit Bank CTF
  Tax-Exempt Fund                       81,341,717          994,062
First Valley Bank Corporate/
  Government Income Fund                25,359,209          (39,338)
Summit Bank CTF
  Taxable Bond Fund                     68,089,184           96,610
Pyramid Income Fund                     33,854,976          168,397
Summit Bank Employee
  Benefit Bond Fund                     46,538,572          (18,801)
First Valley Bank Equity Fund           29,213,010        6,986,551
Pyramid Growth Fund                     55,314,477       20,924,589
Summit Bank Employee
  Benefit Common Stock Fund             65,394,986        1,223,470
Self Employed Retirement Fund            3,352,225           39,136
Summit Bank CTF
  Capital Growth Fund                  152,286,126       32,316,660


                                      Net Assets
Pillar Funds                      Prior to Conversion       Shares Issued
------------------                ------------------        -------------
Equity Income Fund                  $   72,031,803            2,525,125
Pennsylvania Municipal
  Securities Fund                        4,058,459            3,676,310
Intermediate-Term Government
  Securities Fund                       27,272,305            1,311,380
New Jersey Municipal
  Securities Fund                       40,228,805           10,125,023
Fixed Income Fund                      103,362,682           17,056,956
Equity Value Fund                      132,299,525            6,015,148
Equity Growth Fund                              --           22,103,334

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)


12. Shareholder Voting Results (Unaudited)
At a shareholder meeting held on June 22, 1998, the shareholders of the Pillar International Equity Fund voted to approve (i) a new investment sub-advisor and related investment sub-advisory agreement; (ii) a restatement of the Fund's investment objective to seek capital appreciation; (iii) a revision of a fundamental investment limitation that would increase the Fund's ability to acquire the voting securities of any one issuer; (iv) reclassify as "non-fundamental" a limitation of the Fund regarding investing in companies for the purpose of exercising control; and (v) reclassify as "non-fundamental" a limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust. The results of the voting were as follows:

                                Shares       % of Shares      % of Shares
Portfolio                       Voted           Voted         Outstanding
--------------------------------------------------------------------------------
International Equity
(i)      For                 1,187,798         99.67%          90.60%
         Against                 3,124          0.26%           0.24%
         Abstain                   842          0.07%           0.06%
(ii)     For                 1,165,081         97.76%          88.87%
         Against                 2,097          0.18%           0.16%
         Abstain                   842          0.07%           0.06%
         Broker Non-Vote        23,746          1.99%           1.81%
(iii)    For                 1,165,559         97.80%          88.90%
         Against                 1,619          0.14%           0.12%
         Abstain                   842          0.07%           0.06%
         Broker Non-Vote        23,746          1.99%           1.81%
(iv)     For                 1,163,608         97.64%          88.75%
         Against                 3,570          0.30%           0.27%
         Abstain                   842          0.07%           0.06%
         Broker Non-Vote        23,746          1.99%           1.81%
(v)      For                 1,163,133         97.76%          88.72%
         Against                 4,044          0.34%           0.31%
         Abstain                   842          0.07%           0.06%
         Broker Non-Vote        23,747          1.99%           1.81%

13. Statements of Assets and Liabilities and Schedules of Investments for SEI Institutional Managed Trust High Yield Bond Portfolio and the SEI Index Funds S&P 500 Index Portfolio (Unaudited)
The following unaudited statements of assets and liabilities and schedules of investments as of December 31, 1998 are for the underlying master portfolios for the High Yield Bond and Equity Index Funds. These statements are included since the High Yield Bond and Equity Index Funds invest substantially all of their assets in these portfolios.


--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998
Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio
--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
Corporate Obligations--91.3%
   Abraxas Petroleum, Ser D
     11.500%, 11/01/04                  $  1,250        $    959
   Ackerley Group (A)
     9.000%, 01/15/09                      1,000           1,015
   Acme Television/Finance (A) (B)
     0.000%, 09/30/04                        500             399
   Adelphia Cable Communications
     10.500%, 07/15/04                       500             546
   Adelphia Communications (A)
     8.375%, 02/01/08                      1,000           1,035
   Adelphia Communications, Ser B
     8.375%, 02/01/08                        750             776
   ADV Accessory
     9.750%, 10/01/07                        550             549
   Advance Holding (A) (B)
     0.000%, 04/15/09                      1,100             648
   Advanced Radio Telecom
     14.000%, 02/15/07                       500             324
   Advanve Stores (A)
     10.250%, 04/15/08                       650             658
   AEI Resources (A)
     11.500%, 12/15/06                       500             503
   AES
     8.500%, 11/01/07                        800             811
   AES (A)
     8.000%, 12/31/08                        500             497
   Aetna Industries
     11.875%, 10/01/06                     1,000           1,037
   AFC Enterprises
     10.250%, 05/15/07                       900             938
   Agrilink Foods (A)
     11.875%, 11/01/08                       500             509
   Ainsworth Lumber
     12.500%, 07/15/07                     1,250           1,237
   Airplanes Pass Through Trust
     10.875%, 03/15/19                       300             319
   Alaris Medical (A) (B)
     0.000%, 08/01/08                        750             419
   Algoma Steel First Mortgage
     12.375%, 07/15/05                     1,000             747
   Allbritton Communications
     9.750%, 11/30/07                        800             848
   Allied Holdings, Ser B
     8.625%, 10/01/07                        700             702
   Allied Waste (A)
     7.875%, 01/01/09                      1,000           1,014

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   AMC Entertainment
     9.500%, 03/15/09                   $  1,000        $  1,025
   American Builder & Contractors
     10.625%, 05/15/07                       500             471
   American Cellular (A)
     10.500%, 05/15/08                       750             733
   American Commercial Lines
     10.250%, 06/30/08                       600             610
   American Lawyer Media
     9.750%, 12/15/07                      1,000           1,040
   American Radio Systems
     9.000%, 02/01/06                        500             540
   American Restaurant Group
     11.500%, 02/15/03                       700             653
   American Skiing
     12.000%, 07/15/06                       450             468
   Ameristar Casino, Ser B
     10.500%, 08/01/04                       750             703
   AMF Group
     10.875%, 03/15/06                       700             572
   AMF Group Senior (B)
     0.000%, 03/15/06                        306             177
   Ampex
     12.000%, 03/15/03                     1,000           1,000
   Amphenol
     9.875%, 05/15/07                        500             512
   Amscan Holdings
     9.875%, 12/15/07                        400             375
   Amtrol
     10.625%, 12/31/06                       400             389
   Anchor Lamina
     9.875%, 02/01/08                      1,000             907
   Anthony Crane Rentals (A)
     10.375%, 08/01/08                       500             485
   Apcoa
     9.250%, 03/15/08                        700             656
   Applied Extrusion Tech, Ser B
     11.500%, 04/01/02                       800             837
   Arcadia Financial Ltd
     11.500%, 03/15/07                       500             364
   Archibald Candy
     10.250%, 07/01/04                     1,200           1,215
   Atlantic Express
     10.750%, 02/01/04                       500             507
   Atlas Air
     9.375%, 11/15/06                        750             762

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio
--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Aurora Foods
     8.750%, 07/01/08                   $    650        $    677
   Autotote
     10.875%, 08/01/04                     1,000           1,007
   Avalon Cable Holdings (A) (B)
     0.000%, 12/01/08                        500             279
   Avalon Cable of Michigan (A)
     9.375%, 12/01/08                        700             712
   Ball*
     8.250%, 08/01/08                        700             728
   Bally Total Fitness, Ser B
     9.875%, 10/15/07                        400             391
   Bayou Steel
     9.500%, 05/15/08                        500             470
   Belden & Blake, Ser B
     9.875%, 06/15/07                        500             409
   Bellwether Exploration
     10.875%, 04/01/07                       800             774
   Berry Plastics
     12.500%, 06/15/06                       500             522
   Beverly Enterprises
     9.000%, 02/15/06                        700             698
   Big City Radio (B)
     0.000%, 03/15/05                        750             491
   Big Flower Press (A)
     8.625%, 12/01/08                      1,000           1,001
   Blue Bird Body
     10.750%, 11/15/06                       500             526
   Booth Creek
     12.500%, 03/15/07                       600             594
   Boyd Gaming
     9.500%, 07/15/07                        500             497
   Boyds Collection (A)
     9.000%, 05/15/08                        800             817
   Brand Scaffold Services
     10.250%, 02/15/08                       750             739
   BTI Telecom
     10.500%, 09/15/07                       500             409
   Buckeye Cellulose
     9.250%, 09/15/08                        500             518
   Bucyrus International
     9.750%, 09/15/07                        500             406
   Burke Industries
     10.000%, 08/15/07                       600             589
   BWAY, Ser B
     10.250%, 04/15/07                       500             525

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Call-Net Enterprises (B)
     0.000%, 08/15/07                   $  1,000        $    650
   Call-Net Enterprises (A) (B)
     0.000%, 08/15/08                        700             409
   Cambridge Industries, Ser B
     10.250%, 07/15/07                       500             431
   Canadian Airlines
     10.000%, 05/01/05                       400             339
   Canadian Airlines Yankee
     12.250%, 08/01/06                       950             720
   Canadian Forest Oil, Ltd
     8.750%, 09/15/07                        500             451
   Capstar Broadcasting
     9.250%, 07/01/07                        500             520
   Capstar Broadcasting (B)
     0.000%, 02/01/09                        600             493
   Capstar Hotel
     8.750%, 08/15/07                        500             488
   Carrols (A)
     9.500%, 12/01/08                      1,000           1,017
   Casino America
     12.500%, 08/01/03                       900             999
   Casino Magic
     13.000%, 08/15/03                     1,600           1,698
   Cencall Communication (B)
     0.000%, 01/15/04                        100             100
   Centennial Cellular (A)
     10.750%, 12/15/08                     1,000           1,005
   Century Communications
     8.875%, 01/15/07                        550             608
   Century Communications Ser B
     0.000%, 01/15/08                      1,000             509
   CF Cable Television
     11.625%, 02/15/05                        50              55
   Chancellor Media
     9.375%, 10/01/04                        750             785
   Chancellor Media (A)
     8.000%, 11/01/08                        500             509
   Charter Communications South East
     11.250%, 03/15/06                       600             669
   Cinemark USA
     9.625%, 08/01/08                        600             629
   Cinemark USA, Ser B
     8.500%, 08/01/08                        500             496


--------------------------------------------------------------------------------
76

------------------------------------------------------------[graphic omitted]
                                                            December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Circus Circus Enterprise
     9.250%, 12/01/05                   $  1,000        $  1,021
   Citadel Broadcasting (A)
     9.250%, 11/15/08                      1,250           1,305
   Clark R&M
     8.875%, 11/15/07                        500             463
   Classic Cable (A)
     9.875%, 08/01/08                        700             728
   Classic Cable (A) (B)
     0.000%, 08/01/09                        600             364
   Clearnet Communications (B)
     0.000%, 12/15/05                      1,000             861
   Cliffs Drilling
     10.250%, 05/15/03                       400             420
   Climachem, Ser B
     10.750%, 12/01/07                     1,000           1,017
   Coast Hotels & Casino
     13.000%, 12/15/02                       800             866
   Coaxial Communication (A)
     10.000%, 08/15/06                     1,500           1,542
   Cogentrix Energy (A)
     8.750%, 10/15/08                      1,000           1,075
   Coinstar (B)
     0.000%, 10/01/06                      1,000             859
   Collins & Aikman (A)
     10.000%, 01/15/07                       500             522
   Collins & Aikman (A)
     11.500%, 04/15/06                     1,250           1,300
   Color Spot Nurseries
     10.500%, 12/15/07                       900             493
   Colorado Gaming &
     Entertainment PIK
     0.000%, 06/01/03                        750             808
   Comcast
     9.375%, 05/15/05                        250             265
     9.125%, 10/15/06                        600             633
   Comcast Cellular (A)
     9.500%, 05/01/07                      1,000           1,065
   Comcast UK Cable (B)
     0.000%, 11/15/07                        500             424
   Commonwealth Aluminum
     10.750%, 10/01/06                       500             499
   Communications Instrument
     10.000%, 09/15/04                       500             480
   Concentric Network
     12.750%, 12/15/07                       550             554

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Constellation Finance LLC Ser 1997-1
     9.800%, 12/14/02                    $   500        $    490
   Container
     9.750%, 04/01/03                        550             555
   Costilla Energy
     10.250%, 10/01/06                     1,000             707
   Crown Central Petroleum
     10.875%, 02/01/05                     1,000             960
   Crown Packaging Enterprises Ltd (B)
     0.000%, 08/01/06                        775              39
   Crown Paper
     11.000%, 09/01/05                       500             436
   CSC Holdings
     9.250%, 11/01/05                        250             261
     9.875%, 02/15/13                        650             729
   CSC Holdings, Ser B
     8.125%, 08/15/09                        550             581
   Cumulus Media (A)
     10.375%, 07/01/08                     1,000           1,061
   Dade International
     11.125%, 05/01/06                       500             554
   Dailey International, Ser B
     9.500%, 02/15/08                        850             380
   Day International
     9.500%, 03/15/08                        600             588
   Delaware County Remy International
     10.625%, 08/01/06                     1,000           1,051
   Details, Ser B
     10.000%, 11/15/05                       500             489
   Diamond Brands Operating (A)
     10.125%, 04/15/08                       650             611
   Diamond Cable (B)
     0.000%, 02/15/07                      1,450           1,042
   Diamond Cable Communications (B)
     0.000%, 09/30/04                        300             278
     0.000%, 12/15/05                        950             790
   Diamond Holdings PLC
     9.125%, 02/01/08                      1,000             952
   Diamond Triumph Auto (A)
     9.250%, 04/01/08                      1,000             990
   Digital Television Services DTS
     Capital, Ser B
     12.500%, 08/01/07                       500             542
   Dobson Communications (A)
     11.750%, 04/15/07                       600             616
   Dobson Wireline (A)
     12.250%, 06/15/08                       500             460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio
--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Dobson/Sygnet Communications (A)
     12.250%, 12/15/08                  $  1,000        $  1,005
   Dolphin Telecom PLC (A) (B)
     0.000%, 06/01/08                        100              35
   Doskocil Manufacturing
     10.125%, 09/15/07                       500             474
   Drypers
     10.250%, 06/15/07                     1,000             960
   DTI Holdings
     0.000%, 03/01/08                      1,000             254
   DTI Holdings (A)*                           5               5
     Dual Drilling
     9.875%, 01/15/04                        500             525
   DVI Holdings (A)
     9.875%, 02/01/04                        500             480
   E.spire Communications
     13.750%, 07/15/07                       500             519
     0.000%, 11/01/05                      1,550           1,170
     0.000%, 04/01/06                        500             340
   E.spire Communications (B)
     0.000%, 07/01/08                        500             209
   Eagle Family Foods
     8.750%, 01/15/08                      1,200           1,134
   Eagle Geophysical
     10.750%, 07/15/08                       400             335
   Eagle Geophysical (A)
     10.750%, 07/15/08                       600             502
   Echostar Satellite Broadcast (B)
     0.000%, 03/15/04                      1,200           1,222
   Eldorado Resorts
     10.500%, 08/15/06                       500             521
   Elgar Holdings
     9.875%, 02/01/08                      1,000             917
   Empress Entertainment
     8.125%, 07/01/06                        450             451
   Empress River Casino
     10.750%, 04/01/02                       500             534
   Energy of America
     9.500%, 05/15/07                        500             456
   Ermis Maritime Holdings Limited
     12.500%, 03/15/06                       797             237
   Esprit Telecom Group PLC
     11.500%, 12/15/07                       500             514
   Euramax International PLC
     11.250%, 10/01/06                       450             446

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Facilicom International
     10.500%, 01/15/08                 $     800        $    654
   Falcon Building
     9.500%, 06/15/07                        500             451
   Falcon Holding Group (B)
     9.285%, 04/15/10                        750             517
   Falcon Holdings Group
     8.375%, 04/15/10                        500             514
   Finlay Enterprises
     9.000%, 05/01/08                        200             186
   First Wave Marine
     11.000%, 02/01/08                     1,000             937
   Fisher Scientific (A)
     9.000%, 02/01/08                      1,000             997
   Fitzgeralds Gaming
     12.250%, 12/15/04                       550             318
   Flag Ltd
     8.250%, 01/30/08                        750             739
   Fleming
     10.500%, 12/01/04                       670             638
   Flores & Rucks
     9.750%, 10/01/06                        400             413
   Focal Communications (B)
     0.000%, 02/15/08                      1,250             653
   Forcenergy  (A)
     8.500%, 02/15/07                        800             478
   Fountain View
     11.250%, 04/15/08                     1,000             878
   Four M (B)
     0.000%, 06/01/06                        500             374
   Fox/Liberty Networks LLC
     8.875%, 08/15/07                        250             255
   French Fragrances
     10.375%, 05/15/07                       500             498
   Fresh Foods
     10.750%, 06/01/06                       500             474
   Friendly Ice Cream
     10.500%, 12/01/07                       700             709
   Frontier Oil (A)
     9.125%, 02/15/06                        800             742
   Frontiervision (B)
     0.000%, 09/15/07                      1,200             998
   Fundy Cable
     11.000%, 11/15/05                       500             531
   Galey & Lord
     9.125%, 03/01/08                        750             658
--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Gaylord Container
     9.375%, 06/15/07                   $    500        $    419
     9.750%, 06/15/07                        500             424
   GCI
     9.750%, 08/01/07                        500             491
   Genesis Health Ventures (A)
     9.875%, 01/15/09                        500             479
   Global Crossings Holdings
     9.625%, 05/15/08                      1,000           1,060
   Global Telesystems Group
     9.875%, 02/15/05                      1,250           1,189
   Globalstar
     11.375%, 02/15/04                       400             299
     11.250%, 06/15/04                       900             679
   Globalstar LP/Capital
     11.500%, 06/01/05                       250             187
   Globix
     13.000%, 05/01/05                     1,000             835
   Golden Northwest (A)
     12.000%, 12/15/06                       700             700
   Golden Ocean Group
     10.000%, 08/31/01                     1,032             286
   Golden Sky Systems (A)
     12.375%, 08/01/06                       400             411
   Gothic Production
     11.125%, 05/01/05                       350             272
   Graham Packaging
     8.750%, 01/15/08                        400             404
   Grand Casinos
     9.000%, 10/15/04                        500             551
   Granite Broadcasting
     9.375%, 12/01/05                        500             491
     8.875%, 05/15/08                        500             471
   Gray Communications System
     10.625%, 10/01/06                       500             531
   Great Lakes Carbon (A)
     10.250%, 05/15/08                       500             506
   GS Technologies
     12.000%, 09/01/04                       500             499
   GST Equipment Funding
     13.250%, 05/01/07                       500             503
   GST USA Guarantee (B)
     0.000%, 12/15/05                      1,660           1,210
   Gulf Canada Resources
     9.625%, 07/01/05                        500             506
     8.375%, 08/01/06                        500             506

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Gulf States Steel
     13.500%, 04/15/03                  $  1,000        $    407
   Hard Rock Hotel
     9.250%, 04/01/05                      1,500           1,500
   Harrahs Operating
     7.875%, 12/15/05                      1,000           1,002
   Harvey Casinos Resorts
     10.625%, 06/01/06                     1,000           1,066
   Hawk
     10.250%, 12/01/03                       325             343
   Hayes Lemmerz (A)
     8.250%, 12/15/08                        600             598
   Hayes Wheel International
     11.000%, 07/15/06                       500             554
     9.125%, 07/15/07                        600             622
   Haynes International
     11.625%, 09/01/04                       500             465
   Helicon (B)
     11.000%, 11/01/03                       700             732
   Hermes Europe Railtel BV
     11.500%, 08/15/07                       750             806
   Hermes Europe Railtel BV (A)
     10.375%, 01/15/09                       750             759
   HMH Properties
     8.450%, 12/01/08                        500             501
   HMV Media Group
     10.250%, 05/15/08                     1,000             961
   Hollinger International Publishing
     9.250%, 03/15/07                      1,000           1,057
   Hollywood Casino
     12.750%, 11/01/03                     1,000           1,060
   Hollywood Park, Ser B
     9.500%, 08/01/07                        800             792
   Hollywood Theaters
     10.625%, 08/01/07                       500             349
   Home Products International
     9.625%, 05/15/08                        800             782
   Homeside
     11.250%, 05/15/03                       325             382
   Horseshoe Gaming
     9.375%, 06/15/07                      1,000           1,027
   Hosiery of America
     13.750%, 08/01/02                       500             514
   Host Marriott
     7.875%, 08/01/05                        550             541
     7.875%, 08/01/08                        500             487


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   HS Resources
     9.250%, 11/15/06                   $    750        $    703
   Huntsman  (A)
     9.500%, 07/01/07                      1,000             997
   Huntsman Polymers
     11.750%, 12/01/04                       250             272
   Hyperion Telecommunication (B)
     0.000%, 04/15/03                      1,900           1,404
   Hyperion Telecommunications
     12.250%, 09/01/04                       500             506
   ICG Holding (B)
     0.000%, 09/15/05                        350             290
   ICG Holdinggs  (A) (B)
     0.000%, 03/15/07                        500             316
   ICG Services (B)
     0.000%, 02/15/08                      1,250             667
   ICN Pharmaceutical (A)
     8.750%, 11/15/08                        300             302
   ICN Pharmaeuticals
     9.250%, 08/15/05                        500             512
   IDT
     8.750%, 02/15/06                        500             461
   IHF Holdings (B)  4
     0.000%, 11/15/04                        600             107
   IMAX
     7.875%, 12/01/05                      1,000           1,007
   IMPAC Group
     10.125%, 03/15/08                     1,000             967
   Integrated Health
     10.250%, 04/30/06                       250             252
   Integrated Health Services
     9.500%, 09/15/07                        500             476
     9.250%, 01/15/08                        250             237
   Intelcom Group (B)
     0.000%, 05/01/06                        400             298
   Interact Systems (B)
     0.000%, 08/01/03                        700             210
   Intermedia Capital Partners
     11.250%, 08/01/06                       750             844
   Intermedia Communications
     of Florida (B)
     0.000%, 05/15/06                        900             738
     0.000%, 07/15/07                        750             524
   International Cabletel
     10.000%, 02/15/07                       250             252

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   International Cabletel (B)
     0.000%, 04/15/05                   $    400        $    358
     0.000%, 02/01/06                      1,200             964
   International Home Foods
     10.375%, 11/01/06                       750             812
   International Knife & Saw
     11.375%, 11/15/06                       500             513
   International Utility Structures (A)
     10.750%, 02/01/08                       600             564
   International Wire Group
     11.750%, 06/01/05                       500             530
   Intrawest
     9.750%, 08/15/08                        750             765
   Intrawest (A)
     9.750%, 08/15/08                        250             255
   Iridium LLC, Ser C
     11.250%, 07/15/05                       300             252
   Iridium LLC (A)
     14.000%, 07/15/05                       750             715
   ISP Holdings
     9.000%, 10/15/03                        500             527
   ITC Deltacom
     11.000%, 06/01/07                       422             450
     8.875%, 03/01/08                        455             457
     9.750%, 11/15/08                        250             259
   Ivaco
     11.500%, 09/15/05                       500             521
   IXC Communications
     9.000%, 04/15/08                      1,300           1,287
   Jackson Products (A)
     9.500%, 04/15/05                        900             898
   Jacor Communications
     9.750%, 12/15/06                        450             498
     8.000%, 02/15/10                        750             777
   James Cable
     10.750%, 08/15/04                     1,400           1,461
   Jitney-Jungle Stores
     10.375%, 09/15/07                       450             463
   John Q Hammons Hotels
     8.875%, 02/15/04                        500             456
   Jones Intercable
     9.625%, 03/15/02                        350             376
     8.875%, 04/01/07                        350             380
   Jordan Industries
     10.375%, 08/01/07                     1,000           1,034


--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Jordan Telecom Products (B)
     0.000%, 08/01/07                   $  1,000        $    769
   JPS Automotive Products
     11.125%, 06/15/01                       100             109
   K-Mart
     7.750%, 10/01/12                        750             747
   Kaiser Aluminum & Chemical, Ser B
     10.875%, 10/15/06                       600             604
   KCS Energy
     8.875%, 01/15/08                        800             550
   Keebler
     10.750%, 07/01/06                       450             489
   Key Energy Group (A) (B)
     0.000%, 09/15/99                      1,150           1,104
   Kitty Hawk
     9.950%, 11/15/04                        250             244
   KMC Telecom Holdings (B)
     0.000%, 02/15/08                      1,250             602
   Knoll
     10.875%, 03/15/06                       260             286
   KSL Recreation Group
     10.250%, 05/01/07                       500             524
   Lady Luck Gaming
     11.875%, 03/01/01                       650             663
   Lamar Advertising (A)
     9.625%, 12/01/06                        450             487
   LaRoche Industries
     9.500%, 09/15/07                        800             726
   LDM Technologies
     10.750%, 01/15/07                       500             483
   Leiner Health Products
     9.625%, 07/10/07                        500             519
   Lenfest Communications
     10.500%, 06/15/06                       700             819
     8.250%, 02/15/08                        650             678
   LES (A)
     9.250%, 06/01/08                        500             509
   Leslie's Poolmart
     10.375%, 07/15/04                       800             830
   Level 3 Communications
     9.125%, 05/01/08                      1,150           1,141
   Level 3 Communications (A)
     8.000%, 08/01/08                        750             752
   Level 3 Communications (A) (B)
     0.000%, 12/01/08                      1,250             730

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Liberty Group Operating
     9.375%, 02/01/08                   $    500        $    470
   Liberty Group Publishings (B)
     0.000%, 02/01/09                        500             267
   Lin Holdings (B)
     0.000%, 03/01/08                        500             351
   Lodestar Holdings (A)
     11.500%, 05/15/05                       750             579
   Loews Cineplex Entertainment (A)
     8.875%, 08/01/08                      1,000           1,033
   Magellan Health Services (A)
     9.000%, 02/15/08                        850             759
   Magnum Hunter Re
     10.000%, 06/01/07                       500             425
   Mail-Well (A)
     8.750%, 12/15/08                        800             802
   Majestic Star Casino
     12.750%, 05/15/03                     1,000           1,043
   Marcus Cable (B)
     0.000%, 08/01/04                        600             600
     0.000%, 12/15/05                      1,000             959
   Marsh Supermarket
     8.875%, 08/01/07                        500             523
   Mastec
     7.750%, 02/01/08                        500             476
   Maxim Group, Ser B
     9.250%, 10/15/07                        400             400
   Maxxam Group Holdings, Ser B
     12.000%, 08/01/03                       400             405
   McCaw International (B)
     0.000%, 04/15/07                      1,400             770
   Mcleodusa
     9.250%, 07/15/07                        500             518
     8.375%, 03/15/08                        500             493
   Mcleodusa (B)
     0.000%, 03/01/07                      1,250             955
   MDC Communications
     10.500%, 12/01/06                       500             501
   MDC Communications (A)
     10.500%, 12/01/06                       500             501
   Mentus Media, PIK
     0.000%, 02/01/03                        896             896
   Metallurg
     11.000%, 12/01/07                       800             765


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Metromedia Fiber (A)
     10.000%, 11/15/08                  $  1,000        $  1,028
   Metronet Communications
     12.000%, 08/15/07                       500             556
   Metronet Communications (B)
     0.000%, 06/15/08                        900             555
   Microcell Telecommunication (A) (B)
     0.000%, 06/01/06                      1,000             759
   MMI Products
     11.250%, 04/15/07                       500             544
   Mohegan Tribal Gaming
     13.500%, 11/15/02                       750             903
   Moog
     10.000%, 05/01/06                       500             501
   Morris Materials Handling
     9.500%, 04/01/08                        400             291
   Motor Coach Industries (B)
     0.000%, 11/15/02                      1,000             899
   Motors & Gears
     10.750%, 11/15/06                     1,000           1,051
   Mrs Fields (B)
     0.000%, 12/01/05                        800             446
   Mrs Fields, Ser B
     10.125%, 12/01/04                       760             728
   National Vision Association (A)
     12.750%, 10/15/05                       850             899
   Ne Restaurant  (A)
     10.750%, 07/15/08                       600             605
   Nebraska Book
     8.750%, 02/15/08                        750             713
   Neenah
     11.125%, 05/01/07                       500             516
   Neff (A)
     10.250%, 06/01/08                       500             491
   Nextel Communications (B)
     0.000%, 08/15/04                        500             486
     0.000%, 09/15/07                        900             579
     0.000%, 02/15/08                      1,400             844
   Nextlink Communications
     12.500%, 04/15/06                       800             872
   Nextlink Communications (A)
     10.750%, 11/15/08                       500             513
   Nextlink Communications (B)
     0.000%, 04/15/08                        800             457
   Niagra Mohawk Power
     7.750%, 10/01/08                        800             866

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   NL Industries
     11.750%, 10/15/03                  $    350        $    368
   Northland Cable Television
     10.250%, 11/15/07                     1,000           1,053
   Northwestern Steel & Wire
     9.500%, 06/15/01                      1,000             859
   NS Group
     13.500%, 07/15/03                       300             323
   NTL (A)
     11.500%, 10/01/08                       600             654
   Nuevo Energy
     9.500%, 04/15/06                        400             391
   Numatics
     9.625%, 04/01/08                        800             754
   Ocean Energy
     10.375%, 10/15/05                       250             264
   Octel Developments (A)
     10.000%, 05/01/06                       950             995
   Offshore Logistics
     7.875%, 01/15/08                        750             714
   Omega Cabinets
     10.500%, 06/15/07                       750             711
   Optel
     13.000%, 02/15/05                       300             307
     11.500%, 07/01/08                       500             484
   Orbital Imaging
     11.625%, 03/01/05                       950             943
   Orion Network Systems
     11.250%, 01/15/07                       800             770
   Owens & Minor
     10.875%, 06/01/06                       500             531
   Oxford Automotive
     10.125%, 06/15/07                     1,000           1,028
     10.125%, 06/15/07                       200             207
   P&L Coal (A)
     8.875%, 05/15/08                        250             255
   Packaged Ice
     9.750%, 02/01/05                      1,000             983
   Packaging Resources
     11.625%, 05/01/03                       500             501
   Pagemart Nationwide (B)
     0.000%, 02/01/05                        750             667
   Pantry
     10.250%, 10/15/07                       250             260
   Paracelsus Healthcare
     10.000%, 08/15/06                       500             459


--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Parker Drilling, Ser B
     9.750%, 11/15/06                   $  1,000        $    893
   Pathmark Stores
     9.625%, 05/01/03                      1,000             983
   Pathnet
     12.250%, 04/15/08                       750             600
   Pegasus Communications (A)
     9.750%, 12/01/06                        500             501
   Pegasus Communications, Ser B
     9.625%, 10/15/05                        550             549
   Pegasus Shipping Hellas
     11.875%, 11/15/04                       600             545
   Perkins Family Restaurant, Ser B
     10.125%, 12/15/07                     1,000           1,066
   Perry-Judd
     10.625%, 12/15/07                       500             524
   Petersburg Long Distance (A)
     14.000%, 06/01/04                       830             498
     9.000%, 06/01/06                         90              46
   Phase Metrics (A)
     10.750%, 02/01/05                       500             351
   Philipp Brothers Chemical (A)
     9.875%, 06/01/08                      1,000             978
   Phillips Van-Heusen
     9.500%, 05/01/08                      1,000           1,001
   Pierce Leahy  (A)
     9.125%, 07/15/07                        450             475
   Pillowtex
     10.000%, 11/15/06                       500             539
   Plastic Containers
     10.000%, 12/15/06                       400             420
   Players International
     10.875%, 04/15/05                       500             539
   Playtex Products
     8.875%, 07/15/04                        400             415
   Pogo Producing
     8.750%, 05/15/07                        500             469
   Polymer Group, Ser B
     9.000%, 07/01/07                        600             593
   Port Royal Holdings
     10.250%, 10/01/07                       900             916
   Portola Packaging
     10.750%, 10/01/05                       200             204
   Powertel
     11.125%, 06/01/07                       500             504
   Premier Parks
     9.250%, 04/01/06                        500             524
     9.750%, 01/15/07                        500             544

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Price Comm Wireless
     11.750%, 07/15/07                  $    250        $    263
   Price Communication Cellular, PIK
     11.250%, 08/15/08                       750             713
   Price Communications Wire (A)
     9.125%, 12/15/06                        500             517
   Pride Petroleum Services
     9.375%, 05/01/07                        500             471
   Prime Hospitality
     9.250%, 01/15/06                        600             624
     9.750%, 04/01/07                        450             453
   Primus Telecommunications
     11.750%, 08/01/04                       600             629
   Printpack, Ser B
     10.625%, 08/15/06                       800             782
   Production Resources Group
     11.500%, 01/15/08                       500             491
   Psinet
     10.000%, 02/15/05                       950             938
   Psinet (A)
     11.500%, 11/01/08                       350             363
   PTC Intl Finance BV (B)
     0.000%, 07/01/07                      1,000             679
   Pueblo Xtra International
     9.500%, 08/01/03                      1,000             953
   Quest Diagnostic
     10.750%, 12/15/06                       450             498
   Qwest Communications
     10.875%, 04/01/07                       500             576
   Qwest Communications (B)
     0.000%, 10/15/07                      1,050             818
   Ram Energy
     11.500%, 02/15/08                       500             329
   Randall's Food Markets, Ser B
     9.375%, 07/01/07                        750             804
   RCN (B)
     0.000%, 02/15/08                      1,300             700
   Regal Cinemas (A)
     8.875%, 12/15/10                        450             447
   Regal Cinimas (A)*
     9.500%, 06/01/08                        900             936
   Regional Independent Media Group (A)
     10.500%, 07/01/08                     1,000           1,036
   Renaissance Media Group (B)
     0.000%, 04/15/08                      1,000             659
   Renco Metals
     11.500%, 07/01/03                       500             516


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Repap New Brunswick
     10.625%, 04/15/05                  $  1,000        $    668
   Republic Engineered Steel
     9.875%, 12/15/01                        800             821
   Republic Group (A)
     9.500%, 07/15/08                        700             683
   Revlon Consumer Products*
     8.625%, 02/01/08                        500             459
   Rifkin Acquisition Partners
     11.125%, 01/15/06                       750             820
   Rio Hotel & Casino
     10.625%, 07/15/05                       300             326
     9.500%, 04/15/07                        300             327
   Riverwood International
     10.875%, 04/01/08                       800             730
   Rogers Cantel
     9.375%, 06/01/08                        500             529
   Rogers Communications
     9.125%, 01/15/06                        400             416
     8.875%, 07/15/07                        350             361
   Roma (A)
     12.000%, 07/01/06                       400             392
   RSL Communications PLC
     9.125%, 03/01/08                        500             468
   RSL Communications PLC (A)
     12.000%, 11/01/08                       750             803
   Rural Cellular
     9.625%, 05/15/08                        500             501
   Safelite Glass  (A)
     9.875%, 12/15/06                        800             742
   Safety Components
     10.125%, 07/15/07                       500             503
   Salem Communications, Ser B
     9.500%, 10/01/07                        550             559
   Santa Fe Hotel
     11.000%, 12/15/00                       821             797
   SD Warren, Ser B
     12.000%, 12/15/04                     1,000           1,090
   Sealy Mattress
     9.875%, 12/15/07                        500             469
   Sealy Mattress  (B)
     0.000%, 12/15/07                        500             299
   SF Holdings Group (B)
     0.000%, 03/15/08                      1,000             329
   SFX Broadcasting
     10.750%, 05/15/06                       394             431
   SFX Broadcasting (A)
     9.125%, 12/01/08                        500             498

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Sheffield Steel, Ser B
     11.500%, 12/01/05                  $    500        $    403
   Shop-Vac
     10.625%, 09/01/03                       625             680
   Showboat Marina
     13.500%, 03/15/03                       250             290
   Signature Brands USA
     13.000%, 08/15/02                       500             554
   Silver Cinemas (A)
     10.500%, 04/15/05                       800             590
   Simonds Industries (A)
     10.250%, 07/01/08                       300             307
   Sinclair Broadcast
     10.000%, 09/30/05                       800             842
   Sitel
     9.250%, 03/15/06                        500             399
   Southwest Royalties, Ser B
     10.500%, 10/15/04                       500             219
   Sovereign Specialty Chemical, Ser B
     9.500%, 08/01/07                        450             447
   Spanish Broadcasting
     11.000%, 03/15/04                       500             530
   Specialty Paperboard
     9.375%, 10/15/06                        500             505
   Splitrock Services
     11.750%, 07/15/08                       700             634
   Sprint Spectrum
     11.000%, 08/15/06                     1,040           1,204
   Stanadyne Automotive
     10.250%, 12/15/07                       500             509
   Stater Brothers
     9.000%, 07/01/04                        500             464
   Station Casinos (A)
     9.750%, 04/15/07                      1,000           1,014
   Sterling Chemical Holdings (B)
     0.000%, 08/15/08                      1,000             410
   Stone Container (A)
     11.500%, 08/15/06                       400             403
   Sun International Hotels
     9.000%, 03/15/07                        500             521
   Sun Media
     9.500%, 05/15/07                        325             358
   Synthetic Industries
     9.250%, 02/15/07                        400             412
   T/SF Communications, Ser B
     10.375%, 11/01/07                       500             497


--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Talton Holdings, Ser B
     11.000%, 06/30/07                  $    500        $    474
   TCI Satellite Entertainment
     10.875%, 02/15/07                       500             184
   TCI Satellite Entertainment (B)
     0.000%, 02/15/07                        900             179
   Tekni-Plex
     11.250%, 04/01/07                       800             881
   Telewest Communications
     9.625%, 10/01/06                        150             155
   Telewest Communication (A)
     11.250%, 11/01/08                       500             560
   Telewest Communications (B)
     0.000%, 10/01/07                      1,750           1,461
   Teligent
     11.500%, 12/01/07                       500             469
   Tenet Healthcare
     8.625%, 01/15/07                        500             534
   Texas Petrochem
     11.125%, 07/01/06                       450             441
   Therma-Wave
     10.625%, 05/15/04                       500             234
   Thermadyne Holdings (A), (B)
     0.000%, 06/01/08                        550             270
   Time Warner (A)
     9.750%, 07/15/08                        750             786
   Titan Wheel International
     8.750%, 04/01/07                        500             480
   Trans World Airlines
     11.375%, 03/01/06                       900             567
   Transamerican Energy, Ser B
     11.500%, 06/15/02                       900             342
   Tri-State Outdoor Media (A)
     11.000%, 05/15/08                     1,000             985
   Trident Automotive
     10.000%, 12/15/05                       500             523
   Tropical Sportswear International
     11.000%, 06/15/08                       500             526
   Twin Laboratories
     10.250%, 05/15/06                       325             347
   Unisys
     12.000%, 04/15/03                       550             616
     11.750%, 10/15/04                       500             581
     7.875%, 04/01/08                        400             423
   United Artists Theatre
     9.750%, 04/15/08                      1,000             958
   United International Holdings,
     Ser B (B)
     0.000%, 02/15/08                      1,550             833

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   United Refining
     10.750%, 06/15/07                  $    500        $    358
   United Rentals (A)
     9.250%, 01/15/09                      1,000           1,000
   Universal Compression (A) (B)
     0.000%, 02/15/08                        800             479
   Universal Health Services
     8.750%, 08/15/05                        250             254
   U.S. Office Products (A)
     9.750%, 06/15/08                        750             493
   USN Communications, Ser B (B)
     0.000%, 08/15/04                        554             209
   Vencor (A)
     9.875%, 05/01/05                        500             434
   Venetian Casino
     12.250%, 11/15/04                     1,000             938
   Verio
     10.375%, 04/01/05                       500             494
   Viasystems
     9.750%, 06/01/07                        500             474
     9.750%, 06/01/07                        600             569
   Viatel (B)
     0.000%, 04/15/08                        700             413
   Walbro
     10.125%, 12/15/07                       500             489
   Waste Systems International (A)
     7.000%, 05/13/05                        800             772
   Waterford Gaming
     12.750%, 11/15/03                       473             509
   Waxman Industries (B)
     0.000%, 06/01/04                        600             287
   WCI Steel
     10.000%, 12/01/04                     1,000             995
   Weirton Steel
     11.375%, 07/01/04                       250             231
   Wells Aluminum
     10.125%, 06/05/05                       500             456
   Werner Holdings
     10.000%, 11/15/07                     1,000             993
   Western Federal Notes (B)
     0.000%, 09/15/99                        500             410
   Western Wireless
     10.500%, 06/01/06                       400             418
     10.500%, 02/01/07                       300             314
   Wheeling-Pittsburgh
     9.250%, 11/15/07                        750             696
   WHX
     10.500%, 04/15/05                       750             688
   William Carter (A)
     10.375%, 12/01/06                       500             546


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

Schedule of Investments (Unaudited)

SEI Institutional Managed Trust High Yield Bond Portfolio (continued)

--------------------------------------------------------------------------------
                                            Face          Market
Description                             Amount (000)    Value (000)
--------------------------------------------------------------------------------
   Winstar Communications (B)
     0.000%, 10/15/05                   $  1,250        $    923
   Wiser Oil
     9.500%, 05/15/07                        600             413
   World Color Press (A)
     8.375%, 11/15/08                      1,000           1,003
   Worldwide Fiber (A)
     12.500%, 12/15/05                       750             750
   Young Broadcasting
     9.000%, 01/15/06                        400             405
     8.750%, 06/15/07                        850             854
   Ziff-Davis
     8.500%, 05/01/08                      1,000             963
                                                        --------
Total Corporate Obligations
   (Cost $338,300)                                       325,628
                                                        --------

Units--1.6%
   Australis Media 1 Unit = $1M
     senior subordinate discount
     note + 1 warrant (A) (B)
     0.000%, 05/15/03                        400               6
   Colt Telecom Group 1 Unit = 1
     senior discount note + 1
     warrant (B)
     0.000%, 12/15/06                        600             528
   County Seat Stores 1 Unit =
     $1M senior note + 1 warrant (B)
     0.000%, 11/01/04                        500             375
   Diva Systems 1 Unit = $1M
     senior discount note + 3
     warrants (B)
     0.000%, 03/01/08                      2,757           1,172
   International Utility Structure
     1 Unit = $1M senior exchanged
     preferred + 1 warrant PIK
     13.000%, 02/01/08                       500             475
   Long Distance International,
     1 Unit = $1m Sr Notes +
     1 Warrant
     12.250%, 04/15/08                       500             405
   Pegasus Communications
     1 Unit = $1M preferred
     share + 1 warrant PIK*                2,500             253
   Petersburg Long Distance
     1 Unit = 1 Bond + 1 Warrant
     to Buy 34 common shares (A)(B)
     0.000%, 06/01/04                        830             498

--------------------------------------------------------------------------------
                                        Face Amount       Market
Description                             (000)/Shares    Value (000)
--------------------------------------------------------------------------------
   Rhythms Netconnections Unit (A),
     1 Unit = $1m Sr. Disc
     Notes + 4 Warrants
     0.000%, 05/15/08                   $  1,200        $    588
   Startec Global Communication,
     1 Unit = $1m Sr. Notes +
     1 Warrant
     12.000%, 05/15/08                       500             433
   Verio, 1 Unit = $1m Senior Note +
     8 Warrants To Buy 1.7604
     common shares
     13.500%, 06/15/04                     1,000           1,085
                                                        --------
Total Units
(Cost $7,436)                                              5,818
                                                        --------

Preferred Stocks--1.9%
   Adelphia Communications*                2,500             285
   Ameriking PIK
     0.000%, 12/01/08                  2,422,799             594
   Benedek Communications PIK*           500,000             415
   Coinstar*                               4,545              49
   Diva Systems, Ser C*                   41,615             474
   GPA Group, PLC (A)*                 1,000,000             521
   Granite Ltd*                              106              10
   Intermedia Communication*                 305             307
   Intermedia Communication*              20,000             360
   Jordan Telecommunication*                 500             475
   Nextel Communications PIK*                583             618
   Nextel Communications PIK*              3,230             291
   Nextlink Communications*                6,144             320
   Optel*                                    300
   Pegasus Communications*                   440              46
   Primedia*                               4,000             417
   Renaissance Cosmetics (A)*              5,890               6
   Renaissance Cosmetics*                     40
   SD Warren, Ser B*                      20,000           1,020
   Siligan Holdings
     07/15/06                            336,000             365
   Viatel*                                   352              39
                                                        --------
Total Preferred Stocks
   (Cost $6,506)                                           6,612
                                                        --------


--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                        Face Amount       Market
Description                             (000)/Shares    Value (000)
--------------------------------------------------------------------------------
U.S. Government Agency Obligation--4.9%
   FHLB Discount Note
     5.500%, 01/04/99                   $ 17,380        $ 17,374
                                                        --------
Total U.S. Government Agency Obligation
   (Cost $17,374)                                         17,374
                                                        --------

Warrants--0.3%
   Advanced Radio Telecom*                     7              30
   American Communication Services*            1               7
   Ampex (A)*                                 34              26
   Bell Technology*                           --               1
   Clearnet*                                   1              --
   Concentric Network*                        --              77
   Crown Packaging*                          100              --
   Diva System*                                1             256
   E.spire Communications*                    --              55
   Globalstar Telecom*                        --              36
   Golden Ocean Group*                        --               3
   Hyperion*                                   1              16
   Intermedia Communications of Florida*      --              17
   International Utility*                     --               3
   Jordan Telecommunication Products (A)*     --               1
   KMC Telecom Holdings *                      1               3
   Loral Orion Network Systems*               --               8
   Mccaw International*                        1               7
   Metronet (A)*                              --               2
   Microcell Telecom Conditional*              2              --
   Microcell Telecomm (A)*                     2              31
   Nextlink Communications*                    5              --
   Orbital Imaging (A)*                       --              39
   Price Communications*                       3             151
   Primus Telecommunications*                 --               3
   SF Holdings (A)*                            2               4
   USN Communication*                         11              12
   Verio*                                      8             272
   Wireless One*                              --               1
                                                        --------
Total Warrants
  (Cost $102)                                              1,061
                                                        --------
Total Investments--100.0%
  (Cost $369,718)                                        356,493
                                                        --------
Total Net Assets--100.0%                                $356,493
                                                        ========

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

  * Non-income producing security
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section (A) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.
(B) Step Bond -- The rate shown is the rate in effect at 12/31/98 and will reset at a future date.
FHLB -- Federal Home Loan Bank
LL C -- Limited Liability Company
Ltd  -- Limited
PIK  -- Payment In Kind
PLC  -- Public Limited Company
Ser  -- Series
Amounts designated as "--" are zero or have been rounded to zero

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                                                                              87

--------------------------------------------------------------------------------

Notes to Financial Statement (continued}

Schedule of Investments (continued}

SEI Index Funds S&P 500 Index Portfolio
------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
Common Stocks--98.7%
Aerospace & Defense--0.2%
  Raytheon Company, Cl B                    68,340    $   3,639
                                                      ---------
Agriculture--0.1%
  Pioneer Hi Bred International             49,000        1,323
                                                      ---------
Air Transportation--0.4%
  AMR*                                      36,970        2,195
  Delta Air Lines                           28,970        1,506
  FDX*                                      29,902        2,661
  Southwest Airlines                        68,200        1,530
  US Air Group*                             17,765          924
                                                      ---------
                                                          8,816
                                                      ---------
Aircraft--1.4%
  Allegheny Teledyne                        39,748          812
  Allied Signal                            113,540        5,031
  Boeing                                   202,671        6,612
  General Dynamics                          25,660        1,504
  Lockheed Martin                           39,816        3,374
  Northrop                                  13,965        1,021
  Rockwell International                    38,730        1,881
  Textron                                   32,110        2,438
  United Technologies                       45,830        4,984
                                                      ---------
                                                         27,657
                                                      ---------
Apparel/Textiles--0.1%
  Fruit of the Loom, Cl A*                  14,500          200
  Liz Claiborne                             13,050          412
  Russell                                    7,265          148
  Springs Industries, Cl A                   3,870          160
  VF                                        24,260        1,137
                                                      ---------
                                                          2,057
                                                      ---------
Automotive--1.6%
  Cooper Tire & Rubber                      15,400          315
  Dana                                      33,557        1,372
  Eaton                                     14,530        1,027
  Fleetwood Enterprises                      6,890          239
  Ford Motor                               245,440       14,404
  General Motors                           132,730        9,499
  Genuine Parts                             36,492        1,220
  Goodyear Tire & Rubber                    31,670        1,597
  ITT Industries                            21,065          837
  Navistar International*                   13,726          391
  Paccar                                    15,708          646
  TRW                                       24,220        1,361
                                                      ---------
                                                         32,908
                                                      ---------

------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
Banks--7.1%
  Bank of New York                         154,300    $  6,211
  Bank One                                 237,501      12,127
  BankAmerica                              351,012      21,105
  Bankboston                                59,760       2,327
  Bankers Trust New York                    19,185       1,639
  BB&T                                      59,700       2,407
  Chase Manhattan                          170,855      11,629
  Comerica                                  31,550       2,151
  Fifth Third Bancorp                       54,150       3,862
  First Union                              200,914      12,218
  Fleet Financial Group                    115,232       5,149
  Golden West Financial                     11,505       1,055
  Huntington Bancshares                     42,770       1,286
  J.P. Morgan                               35,430       3,722
  KeyCorp                                   92,342       2,955
  Mellon Bank                               53,010       3,644
  Mercantile Bancorp                        31,900       1,471
  National City                             67,100       4,865
  Northern Trust                            22,500       1,965
  PNC Bank                                  61,060       3,305
  Regions Financial                         44,900       1,810
  Republic New York                         21,700         989
  State Street                              32,500       2,261
  Summit Bancorp                            35,200       1,538
  SunTrust Banks                            42,530       3,254
  Synovus Financial                         54,200       1,321
  U.S. Bancorp                             147,131       5,223
  Union Planters                            27,600       1,251
  Wachovia                                  41,478       3,627
  Washington Mutual                        115,324       4,404
  Wells Fargo                              327,952      13,098
                                                     ---------
                                                       143,869
                                                     ---------
Broadcasting, Newspapers &  Advertising--0.5%
  Clear Channel Communications*             50,400       2,747
  Mediaone Group*                          123,060       5,784
  Omnicom Group                             34,200       1,984
                                                     ---------
                                                        10,515
                                                     ---------
Chemicals--1.6%
  Air Products & Chemicals                  46,940       1,878
  Avery Dennison                            23,630       1,065
  B.F. Goodrich                             15,050         540
  Dow Chemical                              44,850       4,079
  E.I. du Pont de Nemours                  228,290      12,114
  Eastman Chemical                          16,091         720
  FMC*                                       7,065         396

-------------------------------------------------------------------------------
88

Schedule of Investments (continued}


------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------

  Great Lakes Chemical                      12,000      $   480
  Hercules                                  20,395          558
  Monsanto                                 127,050        6,035
  Morton International                      24,595          603
  Nalco Chemical                            13,300          412
  Praxair                                   31,965        1,127
  Rohm & Haas                               33,805        1,018
  Union Carbide                             26,965        1,146
  W.R. Grace*                               15,300          240
                                                      ---------
                                                         32,411
                                                      ---------
Communications--9.7%
  Airtouch Communications*                 115,990        8,366
  Alltel                                    55,682        3,331
  Ameritech                                223,720       14,178
  Andrew*                                   17,415          287
  AT&T                                     366,299       27,564
  Bell Atlantic                            314,814       16,685
  BellSouth                                392,760       19,589
  Comcast, Cl A*                            74,827        4,391
  GTE                                      195,780       12,726
  Harris*                                   16,130          591
  Interpublic Group                         28,150        2,245
  Lucent Technologies                      266,646       29,331
  Marriott International, Cl A*             50,740        1,471
  Motorola                                 121,760        7,435
  Northern Telecom Ltd.                    132,250        6,629
  SBC Telecommunications                   396,732       21,275
  Scientific-Atlanta                        15,184          346
  Sodexho Marriott Services*                 3,317           92
  Sprint                                    87,400        7,353
  Tele-Communications, Cl A*               109,107        6,035
  Tellabs*                                  39,400        2,701
  Viacom, Cl B*                             70,500        5,217
                                                      ---------
                                                        197,838
                                                      ---------
Communications Equipment--0.2%
  Ascend Communications*                    44,000        2,893
  General Instrument*                       33,900        1,151
                                                      ---------
                                                          4,044
                                                      ---------
Computers & Services--11.6%
  Apple Computer*                           27,320        1,118
  Cabletron Systems*                        33,400          280
  Ceridian*                                 14,665        1,024
  Cisco Systems*                           320,250       29,723
  Compaq Computer*                         344,756       14,458
  Computer Associates International        109,152        4,653



------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------


  Computer Sciences*                        32,120      $ 2,070
  Data General*                             10,070          166
  Dell Computer*                           258,300       18,904
  EMC*                                     101,800        8,653
  First Data                                89,804        2,846
  Gateway 2000*                             15,300          783
  Hewlett Packard                          210,360       14,370
  IBM                                      189,260       34,966
  Microsoft*                               503,700       69,857
  Novell*                                   71,400        1,294
  Oracle Systems*                          197,143        8,502
  Pitney Bowes                              55,320        3,655
  Seagate Technology*                       49,700        1,503
  Shared Medical Systems                     5,295          264
  Silicon Graphics*                         38,000          489
  Sun Microsystems*                         77,200        6,610
  Tandy                                     20,194          832
  Texas Instruments                         79,120        6,770
  Unisys*                                   51,785        1,783
                                                      ---------
                                                        235,573
                                                      ---------
Construction--0.3%
  Armstrong World Industries                 8,065          486
  Centex                                    11,980          540
  Fluor                                     15,730          670
  Foster Wheeler                             8,165          108
  Halliburton                               89,210        2,643
  McDermott International                   12,165          300
  Owens-Corning Fiberglass                  10,865          385
                                                      ---------
                                                          5,132
                                                      ---------
Containers & Packaging--0.1%
  Ball                                       6,295          288
  Crown Cork & Seal                         24,785          764
  Owens-Illinois*                           31,500          965
                                                      ---------
                                                          2,017
                                                      ---------
Electrical Services--0.4%
  AES*                                      36,600        1,734
  Ameren                                    27,800        1,187
  Consolidated Edison                       47,290        2,500
  FirstEnergy*                              48,105        1,566
  New Century Energies                      23,200        1,131
                                                      ---------
                                                          8,118
                                                      ---------
Electronic & Other Electrical Equipment--3.0%
  3Com*                                     72,700        3,258
  Advanced Micro Devices*                   29,330          849


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statement (continued}

Schedule of Investments (continued}

SEI Index Funds S&P 500 Index Portfolio

------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
  AMP                                       44,378    $   2,310
  Autodesk                                   9,400          401
  Automatic Data Processing                 61,220        4,909
  Honeywell                                 25,560        1,925
  Intel                                    338,040       40,079
  Johnson Controls                          17,030        1,005
  LSI Logic*                                28,600          461
  Micron Technology                         43,300        2,189
  Millipore                                  8,790          250
  National Semiconductor*                   33,712          455
  Perkin Elmer                              10,065          982
  Solectron*                                24,200        2,249
  Tektronix                                  9,555          287
  Thomas & Betts                            11,540          500
                                                      ---------
                                                         62,109
                                                      ---------
Entertainment--0.0%
  Mirage Resorts*                           36,500          545
                                                      ---------
Environmental Services--0.4%
  Browning-Ferris Industries                35,235        1,002
  Ecolab                                    26,200          948
  Laidlaw                                   66,900          673
  Waste Management Inc*                    116,514        5,432
                                                      ---------
                                                          8,055
                                                      ---------
Financial Services--4.0%
  American Express                          91,647        9,371
  Associates First Capital                 146,492        6,208
  Bear Stearns                              22,700          848
  Capital One Financial                     13,300        1,530
  Charles Schwab                            81,350        4,571
  Countrywide Credit Industries             22,700        1,139
  Equifax                                   29,900        1,022
  FHLM                                     137,600        8,867
  FNMA                                     210,260       15,559
  Franklin Resources                        51,300        1,642
  Household International                   97,891        3,879
  Lehman Brothers Holding                   23,900        1,053
  MBNA                                     152,512        3,803
  Merrill Lynch                             71,900        4,799
  Morgan Stanley                           117,061        8,311
  SLM Holding                              33,600         1,613
  Transamerica                             12,630         1,459
                                                       --------
                                                         75,674
                                                       --------
------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
Food, Beverage & Tobacco--7.1%
  Adolph Coors, Cl B                        7,465       $   421
  Agribrands International Inc*             2,156            65
  Anheuser Busch                           96,900         6,359
  Archer-Daniels-Midland                  120,342         2,068
  Bestfoods                                57,920         3,084
  Brown-Forman, Cl B                       13,860         1,049
  Campbell Soup                            90,860         4,997
  Coca-Cola Company                        492,960        32,967
  Coca-Cola Enterprises                    79,500         2,842
  Conagra                                  99,284         3,127
  Fortune Brands                           34,640         1,096
  General Mills                            30,960         2,407
  H.J. Heinz                               73,420         4,157
  Hershey Foods                            29,000         1,803
  Kellogg                                  82,180         2,804
  PepsiCo                                 297,580        12,182
  Philip Morris                           493,730        26,415
  Quaker Oats                              27,660         1,646
  Ralston-Ralston Purina Group             63,280         2,049
  RJR Nabisco                              65,900         1,956
  Safeway*                                 98,600         6,008
  Sara Lee                                185,960         5,242
  Seagram                                  79,900         3,036
  Supervalu                                24,460           685
  Sysco                                    67,720         1,858
  Unilever NV, ADR                        129,840        10,769
  UST                                      37,740         1,316
  William Wrigley, Jr.                     23,605         2,114
                                                      ---------
                                                        144,522
                                                      ---------
Footwear--0.1%
  Nike, Cl B                               58,020         2,353
  Reebok International                     11,320           168
                                                      ---------
                                                          2,521
                                                      ---------
Gas/Natural Gas--0.1%
  Oneok*                                   6,400            231
  Sempra Energy*                          48,627          1,234
                                                      ---------
                                                          1,465
                                                      ---------
Glass Products--0.3%
  Corning                                 46,860          2,109
  Newell                                  33,000          1,361
  PPG Industries                          35,890          2,091
                                                      ---------
                                                          5,561
                                                      ---------
Health Services--0.1%
  Cardinal Health                         40,690          3,087
                                                      ---------


---------------------------------------------------------------
90

--------------------------------------------------------------------------------
                                                                          [LOGO]

                                                               December 31, 1998

Schedule of Investments (continued}

------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
Household Products--3.1%
  Alberto-Culver, Cl B                    11,180      $    298
  Avon Products                           53,240         2,356
  Clorox                                  20,870         2,438
  Colgate Palmolive                       59,388         5,516
  Danaher                                 27,100         1,472
  Gillette                               224,976        10,869
  International Flavors & Fragrances      21,495           950
  Jostens                                  7,350           193
  Masco                                   68,780         1,977
  Maytag                                  18,230         1,135
  Minnesota Mining &
   Manufacturing                          81,430         5,792
  National Service Industries              8,485           322
  Procter & Gamble                       269,108        24,573
  Raychem                                 16,030           518
  Rubbermaid                              30,460           958
  Sherwin Williams                        34,860         1,024
  Snap-On Tools                           11,897           414
  Stanley Works                           18,030           500
  Tupperware                              11,550           190
  Whirlpool                               15,405           853
                                                     ---------
                                                        62,348
                                                     ---------
Insurance--4.4%
  Aetna                                   28,987         2,279
  Allstate*                              166,404         6,427
  American General                        51,139         3,989
  American International Group           212,958        20,577
  Aon                                     34,450         1,908
  Chubb                                   33,060         2,145
  Cigna                                   39,990         3,092
  Cincinnati Financial                    33,900         1,242
  Citigroup                              460,771        22,808
  Conseco                                 63,753         1,948
  Hartford Financial Services Group       47,330         2,597
  Jefferson Pilot                         21,405         1,605
  Lincoln National                        20,530         1,680
  Loews                                   23,200         2,279
  Marsh & McLennan                        52,215         3,051
  MBIA                                    20,100         1,318
  MGIC Investment                         22,200           884
  Progressive of Ohio                     14,600         2,473
  Provident                               27,400         1,137
  Providian Financial                     28,695         2,152
  SAFECO                                  27,620         1,186
  St. Paul                                47,776         1,660
  SunAmerica                              44,000         3,570

------------------------------------------------------------------
                                                         Market
Description                                Shares      Value (000)
------------------------------------------------------------------
  Torchmark                               28,474      $  1,006
  United Healthcare                       37,800         1,628
  UNUM                                    28,100         1,640
                                                     ---------
                                                        96,281
                                                     ---------
Lumber & Wood Products--0.1%
  Georgia-Pacific                         17,800         1,042
  Louisiana-Pacific                       22,112           405
                                                     ---------
                                                         1,447
                                                     ---------
Machinery--4.7%
  Aeroquip-Vickers                         5,715           171
  Applied Materials*                      74,900         3,197
  Baker Hughes                            66,348         1,174
  Black & Decker                          17,835         1,000
  Briggs & Stratton                        4,940           246
  Brunswick                               19,430           481
  Case Equipment                          14,900           325
  Caterpillar                             73,000         3,358
  Cooper Industries                       20,995         1,001
  Crane                                   13,819           417
  Cummins Engine                           8,540           303
  Deere                                   48,690         1,613
  Dover                                   45,240         1,657
  Emerson Electric                        89,330         5,404
  General Electric                       660,360        67,398
  Harnischfeger Industries                 9,705            99
  Illinois Tool Works                     50,740         2,943
  Ingersoll Rand                          33,305         1,563
  Kaufman & Broad Home                     8,137           234
  Milacron                                 7,995           154
  NACCO Industries, Cl A                   1,625           150
  Pall                                    24,993           633
  Parker-Hannifin                         22,278           730
  PULTE                                    8,790           244
  Tenneco                                 34,512         1,176
  Timken                                  12,540           237
  W.W. Grainger                           19,680           819
                                                     ---------
                                                        96,727
                                                     ---------
Marine Transportation--0.3%
  Carnival, Cl A                         120,800         5,798
                                                     ---------
Measuring Devices--0.1%
  KLA Instruments*                        17,700           768
  Mallinckrodt                            14,485           446
  Thermo Electron*                        32,200           545
                                                     ---------
                                                         1,759
                                                     ---------

-------------------------------------------------------------------------------
                                                                              91

--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Portfolio (continued)
--------------------------------------------------------------------------------
                                                                     Market
Description                                     Shares            Value (000)
--------------------------------------------------------------------------------
Medical Products & Services--11.7%
 Abbott Laboratories                        307,820              $   15,083
 Allergan                                    13,400                     868
 Alza*                                       17,700                     925
 American Home Products                     267,280                  15,051
 Amgen*                                      51,600                   5,395
 Bausch & Lomb                               11,380                     683
 Baxter International                        57,973                   3,728
 Becton, Dickinson                           50,120                   2,140
 Biomet*                                     22,800                     918
 Boston Scientific*                          79,700                   2,137
 Bristol-Myers Squibb                       201,540                  26,969
 C.R. Bard                                   10,835                     536
 Columbia HCA Healthcare                    130,959                   3,241
 Eli Lilly                                  223,020                  19,821
 Guidant                                     30,600                   3,374
 Hcr Manor Care*                             22,447                     659
 Healthsouth Rehabilitation*                 85,812                   1,325
 Humana*                                     33,900                     604
 Johnson & Johnson                          272,740                  22,876
 Medtronic                                   99,440                   7,383
 Merck                                      241,525                  35,670
 Pfizer                                     260,740                  32,707
 Pharmacia & Upjohn                         103,042                   5,835
 Schering Plough                            298,020                  16,466
 Sigma Aldrich                               20,400                     599
 St. Jude Medical                            16,950                     469
 Tenet Healthcare*                           62,760                   1,647
 Warner Lambert                             166,560                  12,523
                                                                 ----------
                                                                    239,632
                                                                 ----------
Metal & Metal Industries--0.6%
 Alcan Aluminum                              46,152                   1,249
 Aluminum Company of America                 37,333                   2,784
 Asarco                                       8,065                     122
 Barrick Gold                                75,600                   1,474
 Battle Mountain Gold  Cl A                  46,600                     192
 Bethlehem Steel*                            26,330                     221
 Cyprus AMAX Minerals                        18,402                     184
 Engelhard                                   29,117                     568
 Freeport-McMoran Copper &
   Gold, Cl B                                33,600                     351
 Homestake Mining                            48,500                     446
 Inco                                        33,700                     356
 Newmont Mining                              33,922                     613
 Nucor                                       17,680                     765
 Phelps Dodge                                11,830                     602

--------------------------------------------------------------------------------
                                                                     Market
Description                                     Shares            Value (000)
--------------------------------------------------------------------------------

 Placer Dome Group                           50,729             $       583
 Reynolds Metals                             13,035                     687
 USX-U.S. Steel Group                        17,867                     411
 Worthington Industries                      18,722                     234
                                                                 ----------
                                                                     11,842
                                                                 ----------
Miscellaneous Business Services--0.8%
 Adobe Systems                               13,300                     622
 BMC Software*                               43,700                   1,947
 Cendant*                                   173,010                   3,298
 Electronic Data Systems                     99,900                   5,020
 HBO                                         94,300                   2,705
 Parametric Technology*                      55,200                     897
 Peoplesoft*                                 47,300                     896
                                                                 ----------
                                                                     15,385
                                                                 ----------
Miscellaneous Manufacturing--0.5%
 Tyco International Ltd                     130,651                   9,856
                                                                 ----------
Oil & Gas--4.8%
 Amerada Hess                                18,430                     917
 Amoco                                      193,590                  11,422
 Ashland                                     15,525                     751
 Atlantic Richfield                          65,160                   4,252
 Burlington Resources                        35,963                   1,288
 Chevron                                    132,320                  10,974
 Coastal                                     43,104                   1,506
 Exxon                                      483,090                  35,326
 Helmerich & Payne                           10,190                     197
 Kerr McGee                                   9,635                     369
 Mobil                                      158,190                  13,782
 Occidental Petroleum                        70,530                   1,190
 Oryx Energy*                                21,570                     290
 Phillips Petroleum                          51,635                   2,201
 Rowan*                                      16,905                     169
 Schlumberger                               110,734                   5,108
 Texaco                                     108,420                   5,733
 Unocal                                      48,990                   1,430
 USX-Marathon Group                          62,335                   1,878
                                                                 ----------
                                                                     98,783
                                                                 ----------
Paper & Paper Products--0.9%
 Bemis                                       10,790                     409
 Boise Cascade                               11,431                     354
 Champion International                      19,400                     786
 Fort James                                  44,727                   1,789
 International Paper                         62,279                   2,791
 Kimberly-Clark                             109,874                   5,988
 Mead                                        20,720                     607

--------------------------------------------------------------------------------
92

-------------------------------------------------------------- [graphic omitted]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                                                    Market
Description                                   Shares             Value (000)
--------------------------------------------------------------------------------
 Potlatch                                     5,870              $      216
 Temple-Inland                               11,290                     670
 Union Camp                                  13,955                     942
 Westvaco                                    20,490                     549
 Weyerhaeuser                                40,370                   2,051
 Willamette Industries                       22,400                     750
                                                                 ----------
                                                                     17,902
                                                                 ----------
Petroleum & Fuel Products--0.1%
 Anadarko Petroleum                          24,400                     753
 Apache                                      19,900                     504
 Union Pacific Resources                     50,891                     461
                                                                 ----------
                                                                      1,718
                                                                 ----------
Petroleum Refining--1.0%
 Royal Dutch Petroleum                      431,840                  20,674
 Sunoco                                      18,870                     681
                                                                 ----------
                                                                     21,355
                                                                 ----------
Photographic Equipment & Supplies--0.6%
 Eastman Kodak                               65,665                   4,728
 Polaroid                                     8,758                     164
 Xerox                                       66,475                   7,844
                                                                 ----------
                                                                     12,736
                                                                 ----------
Printing & Publishing--1.5%
 American Greetings, Cl A                    14,400                     591
 Deluxe                                      16,255                     594
 Dow Jones                                   18,900                     910
 Gannett                                     57,070                   3,681
 Knight-Ridder                               15,870                     811
 McGraw-Hill                                 20,070                   2,045
 Meredith                                    10,580                     401
 Moore                                       17,800                     196
 New York Times, Cl A                        36,960                   1,282
 R.R. Donnelley & Sons                       27,660                   ,212
 Time Warner                                248,828                  15,443
 Times Mirror, Cl A                          16,165                     905
 Tribune                                     24,060                   1,588
                                                                 ----------
                                                                     29,659
                                                                 ----------
Professional Services--0.4%
 Dun & Bradstreet*                           34,032                   1,074
 EG&G                                         9,140                     254
 H&R Block                                   20,370                     917
 Ikon Office Solutions                       27,530                     236
 Ims Health*                                 32,832                   2,477

--------------------------------------------------------------------------------
                                                                    Market
Description                                   Shares             Value (000)
--------------------------------------------------------------------------------

 Paychex                                     33,200            $      1,708
 Service International                       52,344                   1,992
                                                                 ----------
                                                                      8,658
                                                                 ----------
Recreational Products & Services--0.8%
 Harrah's Entertainment*                     20,585                     323
 Hasbro                                      26,578                     960
 Hilton Hotels                               52,905                   1,012
 King World Productions*                     14,824                     436
 Mattel                                      58,465                   1,334
 Walt Disney                                415,501                  12,465
                                                                 ----------
                                                                     16,530
                                                                 ----------
Repair Services--0.0%
 Midas *                                        100                       3
                                                                 ----------
Retail--6.9%
 Albertson's                                 49,840                   3,174
 American Stores                             55,720                   2,058
 Autozone*                                   31,000                   1,021
 Circuit City Stores                         20,300                   1,014
 Consolidated Stores*                        22,224                     449
 Costco*                                     43,858                   3,166
 CVS                                         79,113                   4,351
 Darden Restaurants*                         28,160                     507
 Dayton-Hudson                               89,180                   4,838
 Dillards Incorporated, Cl A                 21,620                     613
 Dollar General                              37,475                     885
 Federated Department Stores*                41,900                   1,825
 Fred Meyer*                                 31,300                   1,886
 Great Atlantic & Pacific Tea                 7,665                     227
 Harcourt General                            14,266                     759
 Home Depot                                 317,022                  19,398
 J.C. Penney                                 51,530                   2,415
 Kmart*                                      99,980                   1,531
 Kohls*                                      32,100                   1,972
 Kroger*                                     51,960                   3,144
 Longs Drug Stores*                           7,790                     292
 Lowe's                                      71,520                   3,661
 May Department Stores                       47,362                   2,860
 McDonald's                                 137,200                  10,513
 Nordstrom                                   30,160                   1,046
 Pep Boys                                    12,950                     203
 Rite Aid                                    52,460                   2,600
 Sears Roebuck                               77,725                   3,303
 Staples*                                    63,200                   2,761

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)

SEI Index Funds S&P 500 Index Portfolio (continued)
--------------------------------------------------------------------------------
                                                                    Market
Description                                   Shares             Value (000)
--------------------------------------------------------------------------------

 The Gap                                    117,420              $    6,605
 The Limited                                 46,212                   1,346
 TJX                                         65,340                   1,895
 Toys "R" Us*                                52,965                     894
 Tricon Global Restaurants*                  30,898                   1,549
 Venator Group*                              27,520                     177
 Wal-Mart Stores                            456,920                  37,210
 Walgreen                                   101,180                   5,925
 Wendy's International                       25,475                     556
 Winn Dixie Stores                           30,160                   1,353
                                                                 ----------
                                                                    139,982
                                                                 ----------
Rubber & Plastic--0.0%
 Sealed Air*                                  9,909                     506
                                                                 ----------
Specialty Machinery--0.2%
 CBS                                        143,080                   4,686
                                                                 ----------
Telephones & Telecommunication--1.8%
 Frontier                                    34,800                   1,183
 MCI WorldCom*                              371,807                 26,677
 Nextel Communications, Cl A*                58,300                   1,377
 Sprint Corp (PCS Group)*                    84,250                   1,948
 US West                                    101,915                   6,586
                                                                 ----------
                                                                     37,771
                                                                 ----------
Transportation Services--0.5%
 Burlington Northern-Santa Fe                95,100                   3,210
 CSX                                         44,318                   1,839
 Norfolk Southern                            76,900                   2,437
 Ryder System                                14,530                     378
 Union Pacific                               50,140                   2,259
                                                                 ----------
                                                                     10,123
                                                                 ----------
Utilities, Electric & Gas--2.5%
 American Electric Power                     38,825                   1,827
 Baltimore Gas & Electric                    30,295                     935
 Carolina Power & Light                      30,700                   1,445
 Central & South West                        43,100                   1,183
 Cinergy                                     32,192                   1,107
 Columbia Gas System                         16,972                     980
 Consolidated Natural Gas                    19,330                   1,044
 Dominion Resources                          39,575                   1,850

--------------------------------------------------------------------------------
                                           Shares/Face              Market
Description                                Amount (000)          Value (000)
--------------------------------------------------------------------------------

 DTE Energy                                  29,435               $   1,262
 Duke Power                                  73,406                   4,703
 Eastern Enterprises                          4,591                     201
 Edison International                        71,540                   1,994
 Enron                                       67,084                   3,828
 Entergy                                     50,020                   1,557
 FPL Group                                   36,728                   2,263
 General Public Utilities                    26,000                   1,149
 Houston Industries                          57,651                   1,852
 Niagara Mohawk Power*                       42,265                     682
 Nicor                                        9,700                     410
 Northern States Power                       30,920                     858
 Pacificorp                                  60,300                   1,270
 PECO Energy                                 45,475                   1,893
 Peoples Energy                               7,140                     285
 PG&E                                        77,545                   2,443
 PP&L Resources                              30,700                     856
 Public Service Enterprise Group             46,183                   1,847
 Sonat                                       22,330                     604
 Southern                                   141,426                   4,110
 Texas Utilities                             60,635                   2,831
 UNICOM                                      43,995                   1,697
 Williams                                    86,790                   2,707
                                                                 ----------
                                                                     51,673
                                                                 ----------
Total Common Stocks
 (Cost $1,092,644)                                                2,012,616
                                                                 ----------
Preferred Stock--0.0%
Paper & Paper Products--0.0%
 Sealed Air Convertible, Ser A                6,877                     357
                                                                 ----------
Total Preferred Stock
 (Cost $286)                                                            357
                                                                 ----------
U.S. Treasury Obligation--0.2%
 U.S. Treasury Bill (A)
  4.350%, 03/04/99                           $3,000                   2,978
                                                                 ----------
Total U.S. Treasury Obligation
 (Cost $2,979)                                                        2,978
                                                                 ----------

--------------------------------------------------------------------------------
94

-------------------------------------------------------------- [graphic omitted]
                                                               December 31, 1998

Schedule of Investments (Unaudited)

--------------------------------------------------------------------------------
                                               Face                 Market
Description                                Amount (000)           Value (000)
--------------------------------------------------------------------------------

Repurchase Agreement--1.1%
 J.P. Morgan
  4.95%, dated 12/31/98, matures
  01/04/99, repurchase price
  $23,009,074 (collateralized by
  various GNMA obligations,
  par value $23,456,740) (B)                $22,996              $   22,996
                                                                 ----------
Total Repurchase Agreements
 (Cost $22,996)                                                      22,996
                                                                 ----------
Total Investments--100.0%
 (Cost $1,118,905)                                                2,038,947
                                                                 ----------
Total Net Assets--100.0%                                         $2,038,947
                                                                 ----------
                                                                 ----------
(A) Security pledged as collateral on open futures contracts.
(B) Tri-party repurchase agreement.
* Non-Income producing security.
ADR -- American Depository Receipt
Cl  -- Class

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statements of Assets and Liabilities (000) (Unaudited) as of December 31, 1998

                                                      -------------------------------------------------------
                                                            SEI Institutional            SEI Index Funds
                                                         Managed Trust High Yield         S&P 500 Index
                                                              Bond Portfolio                Portfolio
                                                      -------------------------------------------------------
Assets:
  Investments at value (cost $369,718 and
    $1,118,905 respectively)                                     $356,493                   $2,038,947
  Accrued income                                                    7,333                        2,218
  Investment Securities sold                                           --                          296
  Capital shares sold                                                   4                          215
  Income and other receivables                                         --                           84
                                                      -------------------------------------------------------
         Total assets                                             363,830                    2,041,760
                                                      -------------------------------------------------------
Liabilities:
  Income distributions payable                                      2,807                           --
  Investment securities purchased                                     750                        2,263
  Accrued expenses                                                    270                          511
  Capital shares redeemed                                              --                           59
  Other liabilities                                                   376                          693
                                                      -------------------------------------------------------
         Total liabilities                                          4,203                        3,526
                                                      -------------------------------------------------------
              Total net assets                                    359,627                    2,038,234
                                                      -------------------------------------------------------
Net Assets:
  Portfolio Shares of Class I (unlimited
    authorization -- no par value) based on
    33,673,539 and 37,704,889 outstanding shares of
    beneficial interest, respectively                             373,290                      562,526
  Portfolio Shares of Class A (unlimited
    authorization -- no par value) based on 0
    and 15,350,378 outstanding shares of beneficial
    interest, respectively                                             --                      439,471
 Undistributed net investmment income                                 (10)                       5,372
 Accumulated net realized gain (loss) on investments                 (428)                     110,102
 Net unrealized appreciation (depreciation) on investments        (13,225)                     920,763
                                                     -------------------------------------------------------
             Total Net Assets--100.0%                             359,627                    2,038,234
                                                      -------------------------------------------------------
Net Asset Value, Offering and Redemption Price
   Per Share -- Class I                                          $  10.68                       $38.44
Net Asset Value, Offering and Redemption Price
   Per Share-- Class A                                           $     --                       $38.37
                                                      =======================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------
96

--------------------------------------------------------------------------------
                                                                          [LOGO]
                                                               December 31, 1998

Report of Independent
Public Accountants

To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Fixed Income, High Yield Bond, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced, and International Equity Funds and the statement of assets and liabilities, including the schedule of investments, of the Equity Index Fund of The Pillar Funds (the "Trust") as of December 31, 1998, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and application of alternative procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Fixed Income, High Yield Bond, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, Equity Growth, Equity Value, Equity Income, Equity Index, Mid Cap, Balanced, and International Equity Funds of The Pillar Funds as of December 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, PA
February 12, 1999


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice to Shareholders of the
Pillar Funds (Unaudited)

Dear Pillar Shareholders:

For the fiscal year ended December 31, 1998, each Fund is designating the following items with regard to distributions paid during the year.

                                          Long Term
                                          (20% rate)        Ordinary
                                        Capital Gains        Income         Tax Exempt              Qualifying
                                        Distributions     Distributions       Income                 Dividends       Foreign
Portfolio                                (Tax Basis)       (Tax Basis)     Distribution    Total        (1)        Tax Credit
--------                                -------------     -------------    ------------    -----    ----------     ----------
U.S. Treasury Securities
   MM Fund                                    0%              100%              0%          100%         0%             0%
Prime Obligations MM Fund                     0                 0               0           100          0              0
Tax-Exempt MM Fund                            0                 6              94           100          0              0
U.S. Treasury Securities
   Plus MM Fund                               0               100               0           100          0              0
Institutional Select Money Market Fund        0               100               0           100          0              0
Fixed Income Fund                             9                91               0           100          0              0
New Jersey Municipal
  Securities Fund                             6                 0              94           100          0              0
Intermediate-Term Government
  Securities Fund                             0               100               0           100          0              0
Pennsylvania Municipal
  Securities Fund                            24                 6              70           100          0              0
Equity Growth Fund                           59                41               0           100          7              0
Equity Value Fund                            72                28               0           100         71              0
Equity Income Fund                           57                43               0           100         94              0
Mid Cap Fund                                 93                 7               0           100          4              0
Balanced Fund                                15                85               0           100         39              0
High Yield Bond Fund                          0               100               0           100          0              0
Equity Index Fund                             0               100               0           100          0              0
International Equity Fund                     3                97               0           100          0             16

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

 None of the Funds qualify in California, Connecticut or New York to pass through exempt interest dividends from U.S. government obligations.


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98

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Notes







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


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Notes







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

                                The Pillar Funds
                                 Annual Report

                         -----------------------------

                               December 31, 1998



                               Investment Adviser
                                  Summit Bank

                                 Administrator
                     SEI Investments Mututal Fund Services
                                 Oaks, PA 19456

                                  Distributor
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456


                         -----------------------------

  Summit Bank serves as investment advisor and custodian to The Pillar Funds.
      The Pillar Funds are distributed by SEI Investments Distribution Co., Oaks, PA 19456. SEI Investments Distribution Co. is not affiliated with
   Summit Bank. The Pillar Funds, Pillar, Your Investment Foundation and the stylized "P" logo are registered service marks of Summit Bank. Summit and Summit Bancorp are registered service marks of Summit Bancorp. Summit Bank is a service mark of Summit Bancorp.

   This information must be preceded or accompanied by a current prospectus.
    For more information call, 1-800-932-7782. Read it carefully before you invest or send money.